Semi
Annual
Report

[PHOTO APPEARS HERE]
                                                                   June 30, 2002

TEMPLETON INVESTMENT PLUS

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     . TEMPLETON DEVELOPING MARKETS SECURITIES FUND - CLASS 1
     . TEMPLETON FOREIGN SECURITIES FUND - CLASS 1
     . TEMPLETON GLOBAL ASSET ALLOCATION - CLASS 1
     . TEMPLETON GLOBAL INCOME SECURITIES FUND - CLASS 1
     . TEMPLETON GROWTH SECURITIES FUND - CLASS 1
     THE PHOENIX EDGE SERIES FUND
     . PHOENIX - GOODWIN MONEY MARKET SERIES

[LOGO]
FRANKLIN/(R)/ TEMPLETON/(R)/
       INVESTMENTS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT TABLE OF CONTENTS


          Letter to Contract Owners............................     2
          A Word About Risk....................................     6
          Important Notes to Performance Information...........     7
          Fund Summaries
           Templeton Developing Markets Securities Fund........  TD-1
           Templeton Foreign Securities Fund
             (formerly Templeton International Securities Fund)  TF-1
           Templeton Global Asset Allocation Fund
             (formerly Templeton Asset Strategy Fund).......... TGA-1
           Templeton Global Income Securities Fund............. TGI-1
           Templeton Growth Securities Fund....................  TG-1
          Index Descriptions...................................   I-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP) currently consists of 24 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.


PHNX TIP SA02 08/02

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This semiannual report for Franklin Templeton Variable Insurance Products Trust covers the period ended June 30, 2002. The six months under review was a time of flux, with signs of improvement and uncertainty within the world's economies and markets.

The U.S. economy expanded at a healthy pace as it pulled away from 2001's recession. Gross domestic product (GDP) growth rose at a 5.0% annualized rate in 2002's first quarter, due largely to resilient consumer demand bolstered by very low interest rates, relatively benign inflation and falling energy prices. Consequently, home and retail sales were robust but industrial production, employment and personal income grew only in fits and starts. Most corporations enacted stringent cost-containment measures, while at the same time reducing large inventories left over from 2001. The manufacturing and industrial sectors showed some of the strongest gains after a prolonged rout, a typical precursor to an economic recovery. By June, however, the rebound turned weaker than the government had anticipated, and second quarter 2002 GDP growth was estimated at just 1.1%.

Manufacturing and temporary jobs were on the rise but employment opportunities in most areas, especially the moribund services sector, remained weak despite a significant spike in employee productivity nationwide. Wavering consumer confidence levels, though higher than the 16-year average, reflected the uncertain economy and made little headway by June 2002. Consumers faced renewed terrorism worries, corporate scandals, the sluggish job market and record household debt loads. Even though corporate earnings improved, businesses began adopting a much leaner attitude and had yet to invest much capital toward plant and equipment purchases or upgrades. Noting the recovery's spotty nature, the Federal Reserve Board kept interest rates steady at 40-year lows throughout the reporting period, and in late June said that the U.S. economy had expanded at a "modest but uneven" pace since the first quarter's strong growth. At period-end the U.S. had a growing deficit coupled with rising government expenditures, much of which stemmed from the recent recession and newly enacted anti-terrorism measures. Also, the U.S. dollar's weakness became a concern. Its depreciation versus certain other currencies reflected falling demand for U.S. securities.

Globally, data releases portrayed an economic recovery that was uneven and struggling to gather momentum. With the U.S. as the world's leading market-based economy, others are compelled to follow, as happened during the reporting period. Trade to the U.S. increased, but globally the demand for international trade diminished somewhat. Higher unemployment and reduced personal consumption patterns across Europe hindered consumer and business confidence there. Asia and Latin America also suffered from reduced external demand for their goods and services. One bright spot was Japan, where the Bank of Japan announced that there were signs that its economy was stabilizing after years of turmoil. Japanese exports had their biggest quarterly increase in 21 years in first quarter 2002. However, the bank tempered its optimism by adding that it expected gains to slow. Rising exports and a pick-up in production typically assist in improving corporate profits and stimulating consumer demand. So with a world economy's nascent rebound being fueled by stronger exports, largely into the U.S., the lower U.S. dollar stood to undermine a key source of growth for Canada, Mexico, the U.K., the eurozone and Japan at period-end.

Economic uncertainty, war on terrorism, violence in the Middle East and a spate of negative corporate earnings news helped drive domestic equity markets lower throughout most of 2002's first half, continuing a two-year trend. But it was investors' sense of trust, or lack thereof, that most considered the greatest cloud hanging over the stock markets. Specifically, business practices came under scrutiny due to many corporations' deteriorating credit quality and well-publicized accounting scandals, mostly notably at Enron and WorldCom. For the six months ended June 30, 2002, the blue chips of the Dow Jones Industrial Average fared best in this difficult environment, posting a -6.91% total return based largely on the relative strength of manufacturing stocks. Meanwhile the broader Standard & Poor's 500 Composite Index (S&P 500) and the technology-heavy Nasdaq Composite Index slid quite a bit further, returning -13.15% and -24.78% during the same time. Technology-, communication- and drug-related stocks hurt the S&P 500 and Nasdaq indexes most. Value stocks generally outperformed growth stocks, which include volatile technology-related stocks, and the Russell 3000(R) Value Index returned -3.90% compared with the Russell 3000 Growth Index's -20.54% plunge for the six-month period./1/ Throughout the reporting period, scores of investors had exited the equities markets, many of whom shifted their assets into cash, bonds and real estate.

World equity markets generally followed those of the U.S., a potential consequence of the closely linked global economy. Thus, most foreign equity markets declined through January, gained some momentum in late February and March, then resumed their downhill trend toward 2002 lows at period-end. Returns were mixed for world stock markets in local currency terms, but due to the weakening U.S. dollar these returns were higher in U.S. dollar terms. While negative corporate earnings outlooks sent major European stock indexes to nine-month lows in June, strong performance was seen in Russia and several Asian markets. However, growing political and fiscal problems in Latin America dampened markets there just as demand from its major trading partners, namely the U.S., fell substantially.

Domestic debt securities generally outperformed equities. As leading economic indicators gradually weakened in the latter half of the reporting period, increased stock market volatility set off a renewed flight to quality as investors sought the relative safety of bonds. Treasury and municipal bonds, in particular, seemed to catch most of the repositioned assets from growing risk aversion. High yield corporate bonds, under continued pressure from slowing corporate growth and rising default rates, did not keep pace with other bond asset classes. Foreign bond markets generally posted positive returns in local currency terms. The European Central Bank and most other central banks made no additional interest rate reductions in 2002 following widespread monetary easing in 2001, tempering bond price gains.

Overall, we think an improving investment climate will depend on sustainable investor confidence, based on supportable increases in corporate profits. The volatility of these past six months demonstrated the challenges of finding legitimate earnings reports. While the persistently weak labor markets, terrorism alerts and violent conflicts in the Middle East may keep affecting investors' confidence, and other geopolitical risks are notable, we believe positive economic data exists and contributes to our outlook for continued recovery in the latter half of 2002. For example, consumer spending is largely unchanged from a year ago,

1. Source: Standard & Poor's Micropal. Please see Index Descriptions following the Fund Summaries.

home sales are reported to be generally robust, and we are seeing rising new orders and shipments across many industries, except telecommunications. Until the economy and markets find solid direction, however, there are looming concerns about the potential for a "double-dip" recession.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to focus on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investments in particular sectors from time to time, some funds could carry greater risks of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political and social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

\

                  THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

                                   TEMPLETON DEVELOPING MARKETS SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, many emerging market economies continued to record high growth rates and build foreign reserves largely as a result of expanded exports. Improved investor confidence in the emerging market asset class led to increased capital inflows especially into Russia, South Korea and China. However, after a strong start in first quarter 2002, many emerging stock markets took a breather in the second quarter.

In Asia, hosting the 2002 World Cup drew considerable attention to Japan and South Korea. Confident of South Korea's recovery and economic policies, Moody's Investors Service, an independent rating agency, upgraded the country's sovereign credit rating by two notches to A3. Citing improved domestic demand and industrial production, the South Korean government raised its 2002 growth forecast. We expect South Korea's faster-than-expected economic rebound to continue attracting capital inflows. Greater export demand from the U.S., as well as neighboring Asian economies, helped enable Taiwan's economy to end three quarters of annualized declines. Taiwan's gross domestic product (GDP) grew at a 0.9% annualized rate in first quarter 2002 compared with first quarter 2001./1/ We anticipate exports to be a key driver of growth in 2002 and 2003.

Southeast Asian markets such as Indonesia and Thailand recorded strong performances over the reporting period. Improving macroeconomic fundamentals, greater political stability, strengthening currencies, low interest rates and strong domestic consumer markets contributed to increased investor confidence and capital investments for both countries.

Elsewhere in Asia, Turkey passed key reforms to fulfill International Monetary Fund (IMF) conditions for the release of additional funds. We believe continued reform efforts should allow Turkey to strengthen its social and financial standing. However, concerns over Prime Minister Bulent Ecevit's ailing health could lead to short-term pressure on the nation's stock markets.

In Latin America, attention focused once again on Argentina as the government closed its financial markets for about a week in April 2002

1. Source: China Economic News Service, Taiwan's GDP Grew in Q1 After Three Quarters of Fall, 5/20/02.

[GRAPHIC]
Geographic Distribution
Templeton Developing Markets
Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Asia                      56.9%
Mid-East/Africa           16.1%
Europe                    11.8%
Latin America             11.4%
Short-Term Investments &
Other Net Assets           3.8%
and installed its sixth economic minister in 12 months. We believed Argentine investments warranted continued caution as the nation sought to comply with IMF conditions for the release of US$9.5 billion in suspended loans./2/ At period-end, economic minister Roberto Lavagna announced that Argentina had met most conditions and proposed new negotiations with the IMF.

Unlike in the recent past, the Argentinean crisis did not greatly impact neighboring Brazil as its financial markets decoupled from Argentina's markets. Brazilian presidential elections scheduled for this year may divert attention away from the implementation of much-needed reforms. However, given a stable political environment, Brazil's improving trade and fiscal accounts could allow the country to benefit from greater capital inflows over the long term. Mexico's macroeconomic stability and tight fiscal policy continued to make it one of Latin America's best-performing markets. The country's proximity to the U.S. and participation in the North American Free Trade Agreement (NAFTA) should enable it to benefit from the anticipated U.S. recovery later this year. We believe that Mexico's strengthening economy may keep attracting investors wishing to maintain exposure to the emerging markets asset class.

As a region, Eastern Europe performed the best as aspirations toward convergence with the European Monetary Union (EMU) benefited all Eastern European markets. In the next few years, convergence could lead the region to the falling inflation and interest rates as well as higher asset prices experienced by other countries that joined the EMU.

In South Africa, the government's inquiry into the rand's rapid devaluation during the last quarter of 2001 concluded with no significant explanations. Generally improving confidence in emerging markets and a weakening U.S. dollar contributed to the rand's rebound from this year's low. However, according to recent purchasing power parity studies, the rand is still undervalued by approximately 38%./3/

During the period under review, the Fund's exposure to South Africa increased due to additional purchases as well as currency appreciation. The rand's recovery allowed our investments to record greater U.S. dollar returns despite steady stock prices in rand terms. In Europe, we added positions in Russia. We believed Russia's continued economic recovery and implementation of key reforms provided us with attractive investment opportunities. Our South Korean exposure increased

2. Source: AFX News Limited, New IMF Mission Expected Monday in Argentina,
7/7/02.
3. Source: Business Times, Big Mac Index Finds Rand Undervalued, 7/15/02.


 Top 10 Countries

 Templeton Developing Markets
 Securities Fund
 6/30/02
                   % of Total
                   Net Assets
------------------------------
South Africa         15.2%
South Korea          14.2%
Hong Kong             8.2%
Taiwan                7.9%
Mexico                6.1%
Indonesia             5.2%
Turkey                5.0%
China                 4.7%
Brazil                4.2%
Russia                3.8%
substantially as we continued to find attractively valued stocks, in our opinion, which should benefit from the nation's improving macroeconomic fundamentals.

The Fund's exposure to Taiwan fell slightly as we undertook selective selling of those stocks we deemed to be fully valued. Moreover, we reduced our exposure to Thailand's banking sector because of sizable non-performing loans. Our relative exposure to the Latin American region declined somewhat as many Asian and Eastern European markets outperformed Latin American markets. Due to the strong performance of China H shares (Hong Kong listed Chinese companies), we sold selective shares at a profit.

We eliminated the Fund's smaller holdings in markets such as Finland and Spain and sold some Singapore and Hong Kong holdings to enable us to focus on larger markets such as South Korea. We also reduced our exposure to the Czech Republic through the sale of CEZ because of concerns over company transparency resulting from pending privatization.The Fund's exposure to Turkey fell mainly due to weak market performance during the period. As of June 30, 2002, we still held positions in Turkey as we believe the nation should benefit from recent improvements.

Over the long term, we expect emerging market economies to perform well as they continue their reform and liberalization efforts. Thus, we will seek to position the Fund to benefit from this expected recovery.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



 Top 10 Equity Holdings
 Templeton Developing Markets Securities Fund
 6/30/02

                       Company
                       Sector/Industry,        % of Total
                       Country                 Net Assets
                       ----------------------------------

                       South African
                       Breweries PLC              3.2%
                       Beverages, South Africa

                       PT Telekomunikasi
                       Indonesia TBK, B           2.5%
                       Diversified
                       Telecommunication
                       Services, Indonesia

                       Kimberly Clark de
                       Mexico SA de CV, A         2.2%
                       Household Products,
                       Mexico

                       Korea Electric
                       Power Corp.                2.0%
                       Electric Utilities, South Korea

                       Akbank                     2.0%
                       Banks, Turkey

                       Lukoil Holdings, ADR       1.9%
                       Oil & Gas, Russia

                       Samsung Electronics
                       Co. Ltd.                   1.8%
                       Semiconductor
                       Equipment & Products,
                       South Korea

                       OMV AG                     1.7%
                       Oil & Gas, Austria

                       Siam Cement Public
                       Co. Ltd., fgn.             1.5%
                       Construction Materials,
                       Thailand

                       Sasol Ltd.                 1.5%
                       Oil & Gas, South Africa

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Developing Markets Securities Fund - Class 1 delivered a +5.56% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Developing Markets Securities Fund - Class 1*
 Periods ended 6/30/02

                                                           Since
                                                         Inception
                                          1-Year 5-Year  (3/4/96)
              ----------------------------------------------------
              Cumulative Total Return     -1.64% -46.17%  -46.24%
              Average Annual Total Return -1.64% -11.65%   -9.35%
              Value of $10,000 Investment $9,836  $5,383   $5,376

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Developing Markets Securities Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TD-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/


                                                                                       Class 1
                                                                 ---------------------------------------------------
                                                Six Months Ended               Year Ended December 31,
                                                 June 30, 2002   ---------------------------------------------------
                                                  (unaudited)      2001       2000      1999       1998       1997
                                                --------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $   4.78     $   5.25  $    7.77  $   5.13  $    6.63  $    9.43
                                                --------------------------------------------------------------------
Income from investment operations:
  Net investment income/b/.....................          .04          .08        .07       .05        .07        .09
  Net realized and unrealized gains (losses)...          .23         (.50)     (2.52)     2.67      (1.42)     (2.82)
                                                --------------------------------------------------------------------
Total from investment operations...............          .27         (.42)     (2.45)     2.72      (1.35)     (2.73)
                                                --------------------------------------------------------------------
Less distributions from:
  Net investment income........................         (.08)        (.05)      (.07)     (.08)      (.09)      (.04)
  Net realized gains...........................           --           --         --        --       (.06)      (.03)
                                                --------------------------------------------------------------------
Total distributions............................         (.08)        (.05)      (.07)     (.08)      (.15)      (.07)
                                                --------------------------------------------------------------------
Net asset value, end of period.................     $   4.97     $   4.78  $    5.25  $   7.77  $    5.13  $    6.63
                                                --------------------------------------------------------------------

Total return/c/................................        5.56%      (8.08)%   (31.76)%    53.84%   (20.94)%   (29.22)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $247,128     $240,289  $ 301,645  $297,605  $ 180,684  $ 163,459
Ratios to average net assets:
  Expenses.....................................        1.59%/d/     1.57%      1.56%     1.50%      1.66%      1.58%
  Net investment income........................        1.68%/d/     1.64%      1.13%      .82%      1.67%      1.63%
Portfolio turnover rate........................       33.95%       78.29%     89.48%    60.27%     23.22%     23.82%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlights/a/ (continued)


                                                                                        Class 2
                                                                 --------------------------------------------------
                                                Six Months Ended                Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------
                                                  (unaudited)      2001       2000      1999      1998      1997/e/
                                                -------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $  4.76      $   5.22  $    7.74  $  5.12  $    6.62  $    9.85
                                                -------------------------------------------------------------------
Income from investment operations:
  Net investment income/b/.....................         .04           .07        .06      .03        .07        .04
  Net realized and unrealized gains (losses)...         .22          (.49)     (2.53)    2.66      (1.42)     (3.27)
                                                -------------------------------------------------------------------
Total from investment operations...............         .26          (.42)     (2.47)    2.69      (1.35)     (3.23)
                                                -------------------------------------------------------------------
Less distributions from:
  Net investment income........................        (.07)         (.04)      (.05)    (.07)      (.09)        --
  Net realized gains...........................          --            --         --       --       (.06)        --
                                                -------------------------------------------------------------------
Total distributions............................        (.07)         (.04)      (.05)    (.07)      (.15)        --
                                                -------------------------------------------------------------------
Net asset value, end of period.................     $  4.95      $   4.76  $    5.22  $  7.74  $    5.12  $    6.62
                                                -------------------------------------------------------------------

Total return/c/................................       5.39%       (8.08)%   (32.04)%   53.27%   (21.03)%   (32.79)%

Ratios/supplemental data
Net assets, end of period (000's)..............     $80,148      $ 64,081  $  56,617  $49,654  $  17,287  $   9,569
Ratios to average net assets:
  Expenses.....................................       1.84%/d/      1.82%      1.81%    1.75%      1.91%      1.77%/d/
  Net investment income........................       1.43%/d/      1.37%       .88%     .52%      1.44%      1.48%/d/
Portfolio turnover rate........................      33.95%        78.29%     89.48%   60.27%     23.22%     23.82%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/For the period May 1, 1997 (effective date) to December 31, 1997.

TD-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                                     INDUSTRY               SHARES/RIGHTS    VALUE
---------------------------------------------------------------------------------------------------------------------
Long Term Investments 96.2%
Argentina .9%
/a/Molinos Rio de la Plata SA, B.......................            Food Products                  908,159 $ 1,172,741
/a/Perez Companc SA, B, ADR............................              Oil & Gas                     45,200     257,640
Quilmes Industrial SA, B, ADR..........................              Beverages                    159,795   1,562,795
                                                                                                          -----------
                                                                                                            2,993,176
                                                                                                          -----------
Austria 2.9%
BBAG Oesterreichische Brau-Beteiligungs AG.............              Beverages                     22,030   1,251,012
Erste Bank Der Oester Sparkassen AG....................                Banks                       14,140   1,010,339
/a/Erste Bank Der Oester Sparkassen AG, rts., 7/09/02..                Banks                       17,380          --
Mayr-Melnhof Karton AG.................................       Containers & Packaging               12,774     921,314
OMV AG.................................................              Oil & Gas                     56,595   5,561,352
Wienerberger Baustoffindustrie AG......................          Building Products                 42,600     746,771
                                                                                                          -----------
                                                                                                            9,490,788
                                                                                                          -----------
Brazil 4.2%
Banco Bradesco SA, pfd.................................                Banks                1,057,907,126   4,167,054
Centrais Eletricas Brasileiras SA......................         Electric Utilities            198,445,000   2,067,547
Centrais Eletricas Brasileiras SA (Eletrobras), B, pfd.         Electric Utilities             48,668,000     462,847
Cia de Bebidas Das Americas (AMBEV), pfd...............              Beverages                  2,180,000     338,449
Cia Vale do Rio Doce, A, pfd...........................           Metals & Mining                  36,910     956,150
/a/Cia Vale do Rio Doce, ADR...........................           Metals & Mining                  23,200     641,944
Companhia Paranaense De Energia-Copel, B, pfd..........         Electric Utilities            200,465,000     821,636
Duratex SA, pfd........................................          Building Products             47,747,583     743,832
Embraer-Empresa Brasileira de Aeronautica SA...........         Aerospace & Defense                52,000     255,756
Embraer-Empresa Brasileira de Aeronautica SA, ADR......         Aerospace & Defense                47,082   1,007,558
Embraer-Empresa Brasileira de Aeronautica SA, pfd......         Aerospace & Defense                 7,389      39,331
Petroleo Brasileiro SA, pfd............................              Oil & Gas                     96,000   1,672,676
Souza Cruz SA..........................................               Tobacco                       1,000       5,184
Unibanco Uniao de Bancos Brasileiros SA, GDR...........                Banks                       36,500     602,250
                                                                                                          -----------
                                                                                                           13,782,214
                                                                                                          -----------
Chile
Embotelladora Andina SA, A, ADR, pfd...................              Beverages                      3,000      21,450
                                                                                                          -----------
China 4.7%
China Everbright Ltd...................................       Diversified Financials            1,276,000     703,441
/a/China Mobile (Hong Kong) Ltd........................ Wireless Telecommunication Services       996,000   2,949,711
/a/China Petroleum & Chemical Corp., H.................              Oil & Gas                 23,828,000   4,246,299
China Resources Enterprise Ltd.........................            Distributors                 2,824,000   3,312,791
China Shipping Development Co. Ltd., H.................               Marine                    1,728,000     372,187
/a/China Unicom Ltd.................................... Wireless Telecommunication Services     1,290,000     992,314
Guangshen Railway Co. Ltd., H..........................             Road & Rail                 4,866,000     923,298
PetroChina Co. Ltd., H.................................              Oil & Gas                  5,098,000   1,084,966
TCL International Holdings Inc.........................         Household Durables              1,608,000     453,541
Travelsky Technology Ltd., H...........................      IT Consulting & Services             600,000     411,541
                                                                                                          -----------
                                                                                                           15,450,089
                                                                                                          -----------
Croatia .6%
Pliva D D, GDR, Reg S..................................           Pharmaceuticals                 126,300   1,847,769
                                                                                                          -----------
/a/Czech Republic
Unipetrol..............................................              Chemicals                     81,500     107,494
                                                                                                          -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                    INDUSTRY                  SHARES      VALUE
------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Egypt .7%
/a/Al Ahram Beverages Co., GDR......................               Beverages                    82,146 $   657,168
Commercial International Bank Ltd...................                 Banks                     246,450   1,480,722
                                                                                                       -----------
                                                                                                         2,137,890
                                                                                                       -----------
Greece .7%
Coca-Cola Hellenic Bottling Company SA..............               Beverages                    72,900   1,234,007
Hellenic Telecommunications Organization SA (OTE)... Diversified Telecommunication Services     64,860   1,024,887
                                                                                                       -----------
                                                                                                         2,258,894
                                                                                                       -----------
Hong Kong 8.2%
Beijing Enterprises Holdings Ltd....................        Industrial Conglomerates         1,346,000   1,535,830
Cheung Kong Holdings Ltd............................              Real Estate                  382,000   3,183,354
Cheung Kong Infrastructure Holdings Ltd.............         Construction Materials            126,000     202,732
China Merchants Holdings International Co. Ltd......        Industrial Conglomerates         3,882,000   2,986,173
China Travel International Investment Hong Kong Ltd.      Hotels Restaurants & Leisure         296,000      55,406
Citic Pacific Ltd...................................        Industrial Conglomerates         2,219,000   4,807,864
Cosco Pacific Ltd...................................     Transportation Infrastructure       5,066,000   4,026,846
/a/Dairy Farm International Holdings Ltd............         Food & Drug Retailing           1,511,833   1,315,295
Giordano International Ltd..........................            Specialty Retail             1,748,000   1,075,699
Hang Lung Group Ltd.................................              Real Estate                1,069,000   1,007,333
Henderson Investment Ltd............................              Real Estate                  942,000     791,044
Hutchison Whampoa Ltd...............................        Industrial Conglomerates            81,000     604,908
MTR Corp. Ltd.......................................              Road & Rail                1,358,984   1,759,721
Shanghai Industrial Holdings Ltd....................        Industrial Conglomerates         1,730,000   3,338,034
/a/Smartone Telecommunications Holdings Ltd.........  Wireless Telecommunication Services       19,000      21,436
                                                                                                       -----------
                                                                                                        26,711,675
                                                                                                       -----------
Hungary 2.2%
Egis Rt.............................................            Pharmaceuticals                 11,638     676,055
Gedeon Richter Ltd..................................            Pharmaceuticals                 42,612   2,440,963
Matav RT............................................ Diversified Telecommunication Services    463,300   1,482,097
MOL Magyar Olaj-Es Gazipari Rt......................               Oil & Gas                   142,840   2,702,487
                                                                                                       -----------
                                                                                                         7,301,602
                                                                                                       -----------
India 3.0%
Bharat Heavy Electricals Ltd........................          Electrical Equipment             132,700     482,348
/a/Grasim Industries Ltd............................        Industrial Conglomerates           328,692   2,131,184
ITC Ltd.............................................                Tobacco                    179,100   2,345,602
Mahanagar Telephone Nigam Ltd....................... Diversified Telecommunication Services    461,285   1,343,920
/a/Reliance Industries Ltd..........................               Chemicals                   166,200     916,719
Satyam Computers Services Ltd.......................        IT Consulting & Services           537,500   2,532,938
Tata Power Co. Ltd..................................           Electric Utilities               68,331     182,085
                                                                                                       -----------
                                                                                                         9,934,796
                                                                                                       -----------
Indonesia 5.2%
/a/PT Gudang Garam TBK..............................                Tobacco                  1,534,500   1,858,026
PT Indofoods Sukses Makmur TBK......................             Food Products              19,293,525   2,380,413
PT Indosat (Persero) TBK............................ Diversified Telecommunication Services  3,410,500   4,286,121
PT Telekomunikasi Indonesia TBK, B.................. Diversified Telecommunication Services 19,288,900   8,301,776
                                                                                                       -----------
                                                                                                        16,826,336
                                                                                                       -----------
/a/Israel .4%
Check Point Software Technologies Ltd...............      Internet Software & Services          97,100   1,316,676
                                                                                                       -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                             INDUSTRY                  SHARES      VALUE
-----------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Malaysia 1.3%
Genting Bhd..................................      Hotels Restaurants & Leisure         803,600 $ 3,087,516
Petronas Dagangan Bhd........................               Oil & Gas                   174,000     261,000
SIME Darby Bhd...............................        Industrial Conglomerates           684,000     900,000
                                                                                                -----------
                                                                                                  4,248,516
                                                                                                -----------
Mexico 6.1%
Cemex SA.....................................         Construction Materials            591,721   3,135,616
Fomento Economico Mexicano SA De CV Femsa....               Beverages                    65,650   2,574,793
/a/Grupo Carso SA de CV......................        Industrial Conglomerates           824,500   2,482,205
Kimberly Clark de Mexico SA de CV, A.........           Household Products            2,712,600   7,228,145
Telefonos de Mexico SA de CV (TELMEX), L, ADR Diversified Telecommunication Services    102,252   3,280,244
Tubos De Acero De Mexico SA, ADR.............      Energy Equipment & Services          137,390   1,263,988
                                                                                                -----------
                                                                                                 19,964,991
                                                                                                -----------
Peru .2%
Credicorp Ltd................................                 Banks                      67,900     528,262
                                                                                                -----------
Philippines 1.2%
San Miguel Corp., B..........................               Beverages                 3,892,630   3,944,841
                                                                                                -----------
/a/Poland 1.4%
Polski Koncern Naftowy Orlen SA..............               Oil & Gas                 1,068,116   4,712,257
                                                                                                -----------
Russia 3.8%
JSC Mining and Smelting Co. Norilsk Nickel...            Metals & Mining                 65,822   1,369,098
Lukoil Holdings, ADR.........................               Oil & Gas                    93,307   6,064,955
Mosenergo, ADR...............................           Electric Utilities              184,480     553,440
Rostelecom, ADR.............................. Diversified Telecommunication Services     49,669     298,014
/a/Tatneft...................................               Oil & Gas                 1,703,690   1,175,546
Unified Energy Systems.......................           Electric Utilities           30,404,900   3,086,097
                                                                                                -----------
                                                                                                 12,547,150
                                                                                                -----------
Singapore 2.5%
Cycle & Carriage Ltd.........................              Distributors                 219,856     589,850
Fraser & Neave Ltd...........................               Beverages                   612,090   2,719,630
Keppel Corp., Ltd............................         Diversified Financials          1,371,600   3,198,524
Singapore Airlines Ltd.......................                Airlines                   134,000     978,407
Singapore Telecommunications Ltd............. Diversified Telecommunication Services    803,000     622,674
                                                                                                -----------
                                                                                                  8,109,085
                                                                                                -----------
Slovak Republic .1%
Slovnaft AS..................................               Oil & Gas                    27,210     433,685
                                                                                                -----------
South Africa 15.2%
ABSA Group Ltd...............................                 Banks                     325,400   1,024,805
Anglo American PLC...........................            Metals & Mining                 87,200   1,454,574
Barloworld Ltd...............................        Industrial Conglomerates           735,400   4,493,715
Bidvest Group Ltd............................        Industrial Conglomerates             2,500      11,154
/a/Datatec Ltd...............................        IT Consulting & Services           276,800     440,303
Firstrand Ltd................................                 Banks                   2,625,000   1,947,745
Imperial Holdings Ltd........................            Specialty Retail               282,077   1,518,182
Investec Group Ltd...........................         Diversified Financials             61,000     940,737
Johnnic Holdings Ltd.........................  Wireless Telecommunication Services      126,623     515,826
Liberty Group Ltd............................               Insurance                   454,262   2,467,378
Nampak Ltd...................................         Containers & Packaging            714,900     949,964

                                                    INDUSTRY                  SHARES      VALUE
--------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
South Africa (cont.)
Nedcor Ltd..........................                 Banks                     141,281 $ 1,603,286
Old Mutual PLC......................               Insurance                 2,337,410   3,322,310
Remgro Ltd..........................        Industrial Conglomerates           677,070   4,557,581
Reunert Ltd.........................   Electronic Equipment & Instruments      446,000     813,269
Sanlam Ltd..........................               Insurance                 3,014,100   2,511,263
Sasol Ltd...........................               Oil & Gas                   455,800   4,863,045
Shoprite Holdings Ltd...............         Food & Drug Retailing             443,000     333,002
South African Breweries PLC.........               Beverages                 1,304,424  10,311,402
Standard Bank Group Ltd.............                 Banks                      58,000     180,019
Tiger Brands Ltd....................             Food Products                 573,142   3,891,362
Tongaat-Hulett Group Ltd............             Food Products                 282,995   1,351,294
/a/Venfin Ltd.......................  Wireless Telecommunication Services      120,000     203,686
Woolworths Holdings Ltd.............                                                        19,587
                                                Multiline Retail                46,000 -----------
                                                                                        49,725,489
                                                                                       -----------
South Korea 14.2%
Cheil Jedang Corp...................             Food Products                  55,900   2,283,861
/a/Cho Hung Bank Co. Ltd............                 Banks                     461,300   2,147,365
Daelim Industrial Co................       Construction & Engineering          140,180   1,514,830
Dongkuk Steel Mill Co. Ltd..........            Metals & Mining                 86,200     447,839
Hanjin Heavy Industries Co. Ltd.....               Machinery                   233,700     615,818
Hankook Tire Co. Ltd................            Auto Components                467,080     955,126
Hankuk Electric Glass Co. Ltd.......   Electronic Equipment & Instruments       11,310     649,643
/a/Hyundai Development Co...........       Construction & Engineering          158,960   1,013,486
Hyundai Motor Co. Ltd...............              Automobiles                   28,550     857,924
Kangwon Land Inc....................      Hotels Restaurants & Leisure          31,893   4,255,051
Kookmin Credit Card Co. Ltd.........         Diversified Financials             40,715   1,426,548
Korea Electric Power Corp...........           Electric Utilities              366,009   6,693,431
Korea Gas Corp......................             Gas Utilities                   4,490      63,450
KT Corp............................. Diversified Telecommunication Services     64,450   2,587,643
/a/KT Freetel.......................  Wireless Telecommunication Services       43,539   1,433,204
/a/LG Card Co. Ltd..................         Diversified Financials             12,640     560,027
/a/LG Chem Investment Ltd...........            Pharmaceuticals                261,950   2,841,602
LG Household & Health Care Ltd......           Household Products               14,260     428,511
Nong Shim Co. Ltd...................             Food Products                  13,530     849,140
POSCO...............................            Metals & Mining                  4,600     510,474
Samsung Electronics Co. Ltd.........   Semiconductor Equipment & Products       21,218   5,802,761
Samsung Fine Chemicals..............               Chemicals                   129,770   1,725,952
/a/Samsung Heavy Industries Co. Ltd.               Machinery                   512,590   1,874,810
/a/Samsung Securities Co. Ltd.......         Diversified Financials             30,320     867,006
SK Corp.............................               Oil & Gas                    49,340     848,992
SK Telecom Co. Ltd..................  Wireless Telecommunication Services       14,600   3,270,740
                                                                                       -----------
                                                                                        46,525,234
                                                                                       -----------
Taiwan 7.9%
Asustek Computer Inc................        Computers & Peripherals            378,000   1,137,055
/a/Avision Inc......................        Computers & Peripherals            584,000     564,597
China Airlines......................                Airlines                 1,073,000     423,933
/a/China Motor Co. Ltd..............              Automobiles                1,671,000   1,735,519
/a/Chinatrust Financial Holding Co..                 Banks                   1,422,000   1,255,582
/a/Chunghwa Telcom Co. Ltd.......... Diversified Telecommunication Services    620,000   1,002,095
/a/CMC Magnetics Corp...............        Computers & Peripherals          1,825,000   1,163,499

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                  INDUSTRY                   SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Taiwan (cont.)
/a/Compeq Manufacturing Co. Ltd...................        Computers & Peripherals             1,440,000 $  1,336,127
Delta Electronics Inc.............................   Electronic Equipment & Instruments         683,100      922,113
Elan Microelectronics Corp........................                Software                      240,000      253,577
Giant Manufacturing Co............................      Leisure Equipment & Products          1,029,000    1,074,891
/a/International Commercial Bank of China.........                 Banks                      2,508,000    1,583,921
Phoenixtec Power Co. Ltd..........................          Electrical Equipment              1,254,000      972,122
/a/Pou Chen Corp..................................           Textiles & Apparel               1,413,000    1,108,070
President Chain Store Corp........................         Food & Drug Retailing                 92,000      172,104
Procomp Informatics Co. Ltd.......................               Machinery                    1,562,500    1,608,800
Ritek Corp........................................        Computers & Peripherals             2,065,000    1,662,631
Siliconware Precision Industries Co. Ltd..........   Semiconductor Equipment & Products       1,694,000    1,186,459
/a/Sinopac Holdings...............................                 Banks                      2,472,325    1,080,393
Taiwan Cellular Corp..............................        Communications Equipment              674,000      861,413
UNI-President Enterprises Corp....................             Food Products                  2,786,000    1,021,506
Via Technologies Inc..............................   Semiconductor Equipment & Products         173,000      380,590
Walsin Lihwa Corp.................................          Electrical Equipment                767,000      215,798
/a/Wintek Corp....................................   Electronic Equipment & Instruments         356,000      223,765
/a/Yageo Corp.....................................   Electronic Equipment & Instruments       3,397,000    1,504,807
Yuanta Core Pacific Securities Co.................         Diversified Financials             2,383,000    1,476,447
                                                                                                        ------------
                                                                                                          25,927,814
                                                                                                        ------------
Thailand 3.6%
Electricity Generating Public Co. Ltd., fgn.......           Electric Utilities                 198,400      197,063
Hana Microelectronics Co. Ltd., fgn...............   Electronic Equipment & Instruments          89,000      153,655
PTT Exploration & Production Public Co. Ltd., fgn.               Oil & Gas                      775,800    2,185,615
PTT Public Co. Ltd., fgn..........................               Oil & Gas                      932,000      807,898
/a/Shin Corporation Public Co. Ltd., fgn..........  Wireless Telecommunication Services       6,707,000    2,260,968
Siam Cement Public Co. Ltd., fgn..................         Construction Materials               187,960    4,869,852
/a/Telecomasia Corp Public Co. Ltd., purch. rts... Diversified Telecommunication Services       344,616
/a/Thai Farmers Bank Public Co. Ltd., fgn.........                 Banks                      1,549,166    1,240,303
                                                                                                        ------------
                                                                                                          11,715,354
                                                                                                        ------------
Turkey 5.0%
/a/Acelik AS, Br..................................           Household Durables             380,089,600    2,397,286
/a/Akbank.........................................                 Banks                  2,026,336,525    6,518,015
Enka Holding AS...................................        Industrial Conglomerates            5,834,003      375,318
/a/Haci Omer Sabanci Holding AS...................         Diversified Financials           217,128,645      534,090
/a/KOC Holding AS.................................         Diversified Financials           240,283,328    2,349,034
/a/Tofas Turk Otomobil Fabrikasi AS...............              Automobiles                  10,317,424       26,680
Tupras-Turkiye Petrol Rafineleri AS...............               Oil & Gas                  665,183,000    2,727,018
/a/Vestel Electronik Sanayi ve Ticaret AS.........           Household Durables             208,140,000      420,087
/a/Yapi ve Kredi Bankasi AS.......................                 Banks                    909,345,000      903,324
                                                                                                        ------------
                                                                                                          16,250,852
                                                                                                        ------------
Total Long Term Investments (Cost $328,200,203)...                                                       314,814,379
                                                                                                        ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)


                                                                                                  PRINCIPAL
                                                                                                   AMOUNT
                        --------------------------------------------------------------------------------------------------
                        Short Term Investments 4.2%.............................................
                        U.S. Treasury Bills, 1.655%--1.715%, 8/08/02--9/26/02 (Cost $13,820,059) $13,872,000   13,822,286
                                                                                                             ------------
                        Total Investments (Cost $342,020,262) 100.4%............................              328,636,665
                        Other Assets, less Liabilities (.4%)....................................               (1,360,372)
                                                                                                             ------------
                        Total Net Assets 100.0%.................................................             $327,276,293
                                                                                                             ------------




/a/Non-income producing

TD-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $  342,020,262
                                                         --------------
             Value...................................... $  328,636,665
           Cash.........................................         13,477
           Foreign currency, at value (Cost $1,162,179).      1,173,539
           Receivables:
             Investment securities sold.................      3,332,192
             Capital shares sold........................        346,966
             Dividends..................................      1,290,724
                                                         --------------
              Total assets..............................    334,793,563
                                                         --------------
         Liabilities:
           Payables:
             Investment securities purchased............      3,012,661
             Capital shares redeemed....................      3,698,091
             Affiliates.................................        426,971
             Transfer agent fees........................         16,136
           Other liabilities............................        363,411
                                                         --------------
              Total liabilities.........................      7,517,270
                                                         --------------
                Net assets, at value.................... $  327,276,293
                                                         --------------
         Net assets consist of:
           Undistributed net investment income.......... $    2,193,634
           Net unrealized depreciation..................   (13,446,402)
           Accumulated net realized loss................  (207,258,129)
           Capital shares...............................    545,787,190
                                                         --------------
                Net assets, at value.................... $  327,276,293
                                                         --------------
         Class 1:
           Net assets, at value......................... $  247,128,309
                                                         --------------
           Shares outstanding...........................     49,700,325
                                                         --------------
           Net asset value and offering price per share. $         4.97
                                                         --------------
         Class 2:
           Net assets, at value......................... $   80,147,984
                                                         --------------
           Shares outstanding...........................     16,179,068
                                                         --------------
           Net asset value and offering price per share. $         4.95
                                                         --------------


                                                                          TD-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
(net of foreign taxes and fees of $519,172)
  Dividends................................................................... $ 5,410,382
  Interest....................................................................      84,550
                                                                               -----------
    Total investment income...................................................   5,494,932
                                                                               -----------
Expenses:
  Management fees (Note 3)....................................................   2,103,252
  Administrative fees (Note 3)................................................     242,027
  Distribution fees - Class 2 (Note 3)........................................     100,993
  Transfer agent fees.........................................................      17,259
  Custodian fees..............................................................     172,933
  Reports to shareholders.....................................................      93,987
  Professional fees...........................................................      38,955
  Trustees' fees and expenses.................................................       3,334
  Other.......................................................................       1,258
                                                                               -----------
    Total expenses............................................................   2,773,998
                                                                               -----------
       Net investment income..................................................   2,720,934
                                                                               -----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................   3,921,437
    Foreign currency transactions.............................................    (264,473)
                                                                               -----------
       Net realized gain......................................................   3,656,964
                                                                               -----------
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  12,039,792
    Translation of assets and liabilities denominated in foreign currencies...     (43,798)
                                                                               -----------
       Net unrealized appreciation............................................  11,995,994
                                                                               -----------
Net realized and unrealized gain..............................................  15,652,958
                                                                               -----------
Net increase in net assets resulting from operations.......................... $18,373,892
                                                                               -----------


TD-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001


                                                                                             Six Months         Year
                                                                                                Ended           Ended
                                                                                            June 30, 2002 December 31, 2001
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................................. $  2,720,934    $  5,298,349
    Net realized gain (loss) from investments and foreign currency transactions............    3,656,964     (64,139,840)
    Net unrealized appreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................   11,995,994      34,395,953
                                                                                            ------------    ------------
     Net increase (decrease) in net assets resulting from operations.......................   18,373,892     (24,445,538)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................   (3,878,945)     (2,724,470)
     Class 2...............................................................................   (1,149,535)       (485,657)
                                                                                            ------------    ------------
  Total distributions to shareholders......................................................   (5,028,480)     (3,210,127)
  Capital share transactions: (Note 2)
     Class 1...............................................................................   (3,010,735)    (34,976,459)
     Class 2...............................................................................   12,571,897       8,739,887
                                                                                            ------------    ------------
  Total capital share transactions.........................................................    9,561,162     (26,236,572)
     Net increase (decrease) in net assets.................................................   22,906,574     (53,892,237)
Net assets:
  Beginning of period......................................................................  304,369,719     358,261,956
                                                                                            ------------    ------------
  End of period............................................................................ $327,276,293    $304,369,719
                                                                                            ------------    ------------
Undistributed net investment income included in net assets:
  End of period............................................................................ $  2,193,634    $  4,501,180
                                                                                            ------------    ------------



















                                                                          TD-15
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e . Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Six Months Ended                Year Ended
                                                      June 30, 2002             December 31, 2001
                                               --------------------------  ----------------------------
                                                  Shares        Amount        Shares         Amount
                                               -----------  -------------  ------------  -------------
Shares sold...................................   6,124,731  $  31,713,173    23,829,962  $ 119,530,717
Shares issued in reinvestment of distributions     751,734      3,878,945       523,937      2,724,470
Shares redeemed...............................  (7,479,747)   (38,602,853)  (31,504,501)  (157,231,646)
                                               -------------------------------------------------------
Net decrease..................................    (603,282) $  (3,010,735)   (7,150,602) $ (34,976,459)
                                               -------------------------------------------------------
Class 2 Shares:
Shares sold...................................  46,268,305  $ 233,624,209   167,290,965  $ 796,982,738
Shares issued in reinvestment of distributions     223,645      1,149,535        93,937        485,657
Shares redeemed............................... (43,785,785)  (222,201,847) (164,748,164)  (788,728,508)
                                               -------------------------------------------------------
Net increase..................................   2,706,165  $  12,571,897     2,636,738  $   8,739,887
                                               -------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Asset Management Ltd. (TAML)                            Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)         Transfer agent

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate                  Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%         Over $200 million up to and including $700 million
            .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $191,240,878, which may be carried over to offset future capital gains. Such losses expire as follows:

               Capital loss carryovers expiring in:
               2006................................ $ 37,259,962
               2007................................   91,657,992
               2009................................   62,322,924
                                                    ------------
                                                    $191,240,878
                                                    ------------

At December 31, 2001, the Fund had deferred capital losses and deferred currency losses of $9,226,381 and $309,015, respectively, occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of passive foreign investment company shares and foreign currency transactions.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, passive foreign investment company shares, and foreign currency transactions.

At June 30, 2002, the cost of investments and net unrealized depreciation for income tax purposes was as follows:

                   Cost of investments........ $ 345,891,859
                                               -------------
                   Unrealized appreciation....    28,599,490
                   Unrealized depreciation....   (45,854,684)
                                               -------------
                   Net unrealized depreciation $ (17,255,194)
                                               -------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (unaudited)  (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $109,975,626 and $110,852,851, respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND



Tax Designation

At December 31, 2001, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on June 17, 2002.

                               Class 1                   Class 2
                      ------------------------- -------------------------
                      Foreign Tax    Foreign    Foreign Tax    Foreign
                         Paid     Source Income    Paid     Source Income
      Country          Per Share    Per Share    Per Share    Per Share
      -------------------------------------------------------------------
      Argentina......    0.0000       0.0026       0.0000       0.0024
      Austria........    0.0006       0.0021       0.0006       0.0019
      Brazil.........    0.0026       0.0087       0.0026       0.0078
      China..........    0.0000       0.0027       0.0000       0.0025
      Colombia.......    0.0000       0.0002       0.0000       0.0001
      Croatia........    0.0000       0.0004       0.0000       0.0003
      Czech Republic.    0.0002       0.0008       0.0002       0.0008
      Egypt..........    0.0000       0.0025       0.0000       0.0022
      Estonia........    0.0000       0.0001       0.0000       0.0001
      Finland........    0.0000       0.0001       0.0000       0.0000
      Greece.........    0.0000       0.0007       0.0000       0.0007
      Hong Kong......    0.0000       0.0047       0.0000       0.0042
      Hungary........    0.0002       0.0005       0.0002       0.0004
      India..........    0.0000       0.0014       0.0000       0.0013
      Indonesia......    0.0009       0.0034       0.0009       0.0030
      Malaysia.......    0.0002       0.0003       0.0002       0.0003
      Mexico.........    0.0015       0.0155       0.0015       0.0138
      Peru...........    0.0000       0.0001       0.0000       0.0001
      Philippines....    0.0003       0.0006       0.0003       0.0005
      Poland.........    0.0002       0.0008       0.0002       0.0007
      Russia.........    0.0001       0.0005       0.0001       0.0005
      Singapore......    0.0015       0.0073       0.0015       0.0065
      Slovak Republic    0.0000       0.0002       0.0000       0.0001
      South Africa...    0.0001       0.0141       0.0001       0.0127
      South Korea....    0.0015       0.0048       0.0015       0.0043
      Taiwan.........    0.0002       0.0002       0.0002       0.0001
      Thailand.......    0.0001       0.0014       0.0001       0.0013
      Turkey.........    0.0000       0.0043       0.0000       0.0039
      United Kingdom.    0.0001       0.0013       0.0001       0.0012
      Venezuela......    0.0000       0.0006       0.0000       0.0005
                      ---------------------------------------------------
      TOTAL..........   $0.0103      $0.0829      $0.0103      $0.0742
                      ---------------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                              TEMPLETON FOREIGN SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Foreign Securities Fund (formerly Templeton International Securities Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

--------------------------------------------------------------------------------

The first half of 2002 was marked by uncertainty about the direction of global economies, currencies and interest rates, questions regarding accounting practices, and continued worries over the technology, media and telecommunications (TMT) sectors. As a result, equity markets experienced significant volatility that we believe may be with us for the near term. In our opinion, this environment may lead investors to lose sight of individual companies' future prospects, creating opportunities for long-term stock pickers and highlighting the benefits of well-diversified portfolios. In other words, we anticipate a significant shift away from the investment practices that resulted in the stock markets' late-1990s' run-up.

For the six months ended June 30, 2002, Templeton Foreign Securities Fund delivered a slightly negative absolute return. However, the Fund outperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, which returned -1.38% during the period./1/ We attribute this outperformance mainly to strong stock selection, relatively low exposure to the technology sector and favorable currency appreciation.

In spite of rampant short-term pessimism, signs of economic improvement appeared in Europe and Asia, and we identified several companies that are reducing cost structures and seem to be positioning themselves to survive the current environment and prosper in the next upturn. We acknowledge that the near term is uncertain and potentially unpleasant, but we remain focused on the long-term potential of the companies we own.

European markets turned in poor performances during the period, dragged down by the decline in financial and TMT stocks, but partially offset by a rebound in the euro. Fund performance was aided by strong gains in European cyclical stocks (BASF AG, Clariant AG and Michelin SA) and energy holdings (Eni SpA, Shell Transport & Trading, and Total Fina Elf SA) and hurt by our telecommunications exposure (Cable & Wireless and Telefonica SA). We believed for some time that the

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Foreign Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                      59.4%
Asia                        23.0%
Latin America                5.1%
Australia/New Zealand        4.3%
North America                2.7%
Mid-East/Africa              0.5%
Short-Term Investments &
Other Net Assets             5.0%
euro was undervalued. In light of worries over the U.S. market during the period, capital flows shifted to Europe and Japan, benefiting unhedged holders of assets in those regions. Our industry analysis continued to show inexpensive European equity valuations relative to the U.S. and that companies in the region were slowly restructuring their operations and improving their competitive positions. During the period, we identified a handful of what we believed were attractive opportunities in Europe across a diverse set of industries. New purchases included food manufacturer Nestle SA, insurer Sampo-Leonia, Italian bank San Paolo-IMI SpA and real estate operator Rodamco Europe NV. We purchased these securities with proceeds from selling our holdings in more poorly positioned companies in similar industries, including Zurich Financial and Banca Nazionale del Lavoro SpA.

The Asia/Pacific region turned in relatively strong performance, aided by currency appreciation, cheaper valuations and positive earnings reports. Japan, Australia and South Korea were among the region's best performing markets, led by the financial, base metals and selected technology industries. Top performers Samsung Electronics, Nippon Telegraph & Telephone, Nippon Express, Nomura Holdings and Australia & New Zealand Banking Group aided Fund performance. Although we identified some value in Japan, notably insurer Yasuda Fire and Marine, we remain cautious on the Japanese economy and stock market. Prime Minister Koizumi has not been able to push through meaningful reforms and his fading popularity could reduce the potential for change. The banking system is an ongoing concern and the high level of non-performing loans in the system remains an unresolved issue. Additionally, the Japanese government's debt has risen dramatically over the past 10 years. We are skeptical that Japanese corporations will effect rapid change, and the Fund is underweighted in Japanese equities as our industry analysts consistently identify cheaper opportunities in other regions of the world. Ironically, our most significant Asian purchase during the period was the aforementioned Yasuda Fire and Marine, a healthy insurer trading at what we considered attractive valuations. Our sales during the period were concentrated in Japan as we took advantage of market strength to reduce our holdings in Sony, Fujitsu and Nomura Holdings.

Latin America turned in poor performance, dragged down by political and economic turmoil in Brazil and Argentina. Mexico remained relatively healthy, sheltered by its U.S. ties, but declined modestly during the period as investors worried that a sluggish U.S. economy




                    Top 10 Holdings
                    Templeton Foreign Securities Fund
                    6/30/02
                    Company
                    Sector/Industry,             % of Total
                    Country                      Net Assets
                    ---------------------

                    Eni SpA                         1.9%
                    Oil & Gas, Italy

                    Samsung Electronics Co. Ltd.    1.9%
                    Semiconductor Equipment &
                    Products, South Korea

                    E.ON AG                         1.8%
                    Electric Utilities, Germany

                    Akzo Nobel NV                   1.8%
                    Chemicals, Netherlands

                    Cheung Kong Holdings Ltd.       1.7%
                    Real Estate, Hong Kong

                    Lloyds TSB Group PLC            1.7%
                    Banks, U.K.

                    Swiss Reinsurance Co.           1.7%
                    Insurance, Switzerland

                    BAE Systems PLC                 1.7%
                    Aerospace & Defense, U.K.

                    Iberdrola SA, Br.               1.7%
                    Electric Utilities, Spain

                    Shell Transport & Trading
                    Co. PLC                         1.6%
                    Oil & Gas, U.K.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

would slow Mexico's growth. The Fund's weighting in Latin America continued to decline as we were unable to identify new values, and we sold our holdings in Telecomunicacoes Brasileiras and Unibanco Uniao de Bancos Brasilieros due to deteriorating fundamentals, in our view.

As mentioned above, the Fund outperformed the MSCI EAFE Index, but unfortunately turned in a negative absolute return. We benefited from below-average exposure to the battered telecommunications and technology sectors but were hurt by our holdings in health care and insurance companies. We remain confident that the cyclical stocks we own are well managed, with strong earnings prospects, solid balance sheets and very attractive valuations. Please note that currency movements aided the Fund during the period as the euro and the yen each appreciated by more than 10% versus the U.S. dollar.

Looking forward, we do not foresee the current economic slowdown becoming a synchronized global recession. We believe the monetary stimulus under way will lay the groundwork for a recovery in global economies and in global equity prices. We are optimistic that the Fund holds a number of the world's best-managed companies and is well-positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow the time-tested process that has allowed our organization to produce strong performance over the past several decades.

 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Foreign Securities Fund - Class 1 delivered a -0.56% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

         Templeton Foreign Securities Fund - Class 1*
         Periods ended 6/30/02
                                                                         Since
                                                                       Inception
                                          1-Year      5-Year  10-Year  (5/1/92)
         -----------------------------------------------------------------------
         Cumulative Total Return          -8.44%      +10.31% +152.16% +145.10%
         Average Annual Total Return      -8.44%       +1.98%   +9.69%   +9.22%
         Value of $10,000 Investment      $9,156      $11,031  $25,216  $24,510

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.



Templeton Foreign Securities Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


TF-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlights/a/


                                                                                Class 1
                                                -----------------------------------------------------------------------
                                                Six Months Ended                  Year Ended December 31,
                                                 June 30, 2002      ---------------------------------------------------
                                                  (unaudited)          2001      2000       1999       1998      1997
                                                -----------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........         $  11.85    $   18.78  $  22.25  $    20.69  $  20.18  $  18.40
                                                ----------------    ---------  --------  ----------  --------  --------
Income from investment operations:
  Net investment income/b/.....................              .18          .23       .40         .33       .60       .49
  Net realized and unrealized gains (losses)...             (.25)       (5.23)     (.95)       3.78      1.29      2.01
                                                ----------------    ---------  --------  ----------  --------  --------
Total from investment operations...............             (.07)       (5.00)     (.55)       4.11      1.89      2.50
                                                ----------------    ---------  --------  ----------  --------  --------
Less distributions from:.......................
  Net investment income........................             (.19)        (.26)     (.43)       (.57)     (.49)     (.51)
  Net realized gains...........................               --        (1.67)    (2.49)      (1.98)     (.89)     (.21)
                                                ----------------    ---------  --------  ----------  --------  --------
Total distributions............................             (.19)       (1.93)    (2.92)      (2.55)    (1.38)     (.72)
                                                ----------------    ---------  --------  ----------  --------  --------
Net asset value, end of period.................         $  11.59    $   11.85  $  18.78  $    22.25  $  20.69  $  20.18
                                                ----------------    ---------  --------  ----------  --------  --------

Total return/c/................................           (.56)%     (15.75)%   (2.19)%      23.61%     9.33%    13.95%

Ratios/supplemental data
Net assets, end of period (000's)..............         $526,298    $ 565,220  $776,495  $1,056,798  $980,470  $938,410
Ratios to average net assets:
  Expenses.....................................           .90%/ d/       .90%      .87%        .85%      .86%      .81%
  Net investment income........................           2.98% /d/     1.59%     2.08%       1.69%     2.81%     2.70%
Portfolio turnover rate........................           14.37%       20.00%    32.81%      30.04%    29.56%    16.63%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) -Templeton International Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlights/a/ (continued)


                                                                               Class 2
                                                ------------------------------------------------------------------
                                                Six Months Ended                 Year Ended December 31,
                                                 June 30, 2002      ----------------------------------------------
                                                  (unaudited)         2001      2000      1999      1998    1997/d/
                                                ----------------    --------  --------  --------  -------  -------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........         $  11.74    $  18.67  $  22.13  $  20.61  $ 20.14  $ 18.40
                                                ----------------    --------  --------  --------  -------  -------
Income from investment operations:
  Net investment income/b/.....................              .16         .18       .31       .25      .59      .07
  Net realized and unrealized gains (losses)...             (.24)      (5.21)     (.90)     3.78     1.25     1.67
                                                ----------------    --------  --------  --------  -------  -------
Total from investment operations...............             (.08)      (5.03)     (.59)     4.03     1.84     1.74
                                                ----------------    --------  --------  --------  -------  -------
Less distributions from:
  Net investment income........................             (.17)       (.23)     (.38)     (.53)    (.48)      --
  Net realized gains...........................               --       (1.67)    (2.49)    (1.98)    (.89)      --
                                                ----------------    --------  --------  --------  -------  -------
Total distributions............................             (.17)      (1.90)    (2.87)    (2.51)   (1.37)      --
                                                ----------------    --------  --------  --------  -------  -------
Net asset value, end of period.................         $  11.49    $  11.74  $  18.67  $  22.13  $ 20.61  $ 20.14
                                                ----------------    --------  --------  --------  -------  -------

Total return/c/................................           (.67)%    (15.99)%   (2.38)%    23.23%    9.08%    9.46%

Ratios/supplemental data
Net assets, end of period (000's)..............         $282,083    $225,505  $187,115  $101,365  $39,886  $17,606
Ratios to average net assets:
  Expenses.....................................            1.15%/e/    1.15%     1.12%     1.10%    1.11%    1.13%/e/
  Net investment income........................            2.77%/e/    1.32%     1.66%     1.26%    2.69%    1.14%/e/
Portfolio turnover rate........................           14.37%      20.00%    32.81%    30.04%   29.56%   16.63%



/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) -Templeton International Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/For the period May 1, 1997 (effective date) to December 31, 1997.
/e/Annualized

TF-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                              COUNTRY      SHARES      VALUE
-------------------------------------------------------------------------------

Common Stocks 93.0%
Aerospace & Defense 1.8%
BAE Systems PLC........................... United Kingdom 2,624,811 $13,402,916
                                                                    -----------
Air Freight & Couriers 1.1%
Deutsche Post AG..........................    Germany       677,613   8,599,320
                                                                    -----------
/a/Airlines .5%
British Airways PLC....................... United Kingdom 1,500,553   4,259,946
                                                                    -----------
Auto Components 2.5%
Autoliv Inc., SDR.........................     Sweden       393,611   9,593,531
Michelin SA, B............................     France       266,820  10,811,828
/a/Valeo SA...............................     France         2,600     108,102
                                                                    -----------
                                                                     20,513,461
                                                                    -----------
Automobiles 1.1%
Volkswagen AG.............................    Germany       181,815   8,834,339
                                                                    -----------
Banks 8.1%
Australia & New Zealand Banking Group Ltd.   Australia    1,098,192  11,891,706
Banca Popolare di Verona SCRL.............     Italy         41,250     534,894
Dah Sing Financial Holdings Ltd...........   Hong Kong       90,400     440,413
DBS Group Holdings Ltd....................   Singapore      330,000   2,316,117
DBS Group Holdings Ltd., 144A.............   Singapore      650,000   4,562,049
HSBC Holdings PLC.........................   Hong Kong      454,655   5,216,908
HSBC Holdings PLC, ADR....................   Hong Kong      105,243   6,125,143
Laurentian Bank of Canada.................     Canada        29,465     596,701
Lloyds TSB Group PLC...................... United Kingdom 1,387,500  13,810,284
Nordea AB, FDR............................     Sweden     2,135,083  11,597,294
San Paolo-IMI SpA.........................     Italy        804,000   8,067,315
                                                                    -----------
                                                                     65,158,824
                                                                    -----------
Beverages
Grupo Continental SA......................     Mexico       175,040     241,131
                                                                    -----------
Building Products .5%
Novar PLC................................. United Kingdom 2,025,423   4,306,718
                                                                    -----------
Chemicals 5.3%
Akzo Nobel NV.............................  Netherlands     329,003  14,325,810
BASF AG...................................    Germany       132,069   6,123,726
Bayer AG, Br..............................    Germany       333,400  10,569,388
Clariant AG...............................  Switzerland     317,600   7,554,537
Imperial Chemical Industries PLC.......... United Kingdom   817,213   3,973,584
Yule Catto & Co. PLC...................... United Kingdom    64,300     297,458
                                                                    -----------
                                                                     42,844,503
                                                                    -----------
Commercial Services & Supplies 1.1%
Chubb PLC................................. United Kingdom 2,724,071   6,539,664
GTC Transcontinental Group Ltd., B........     Canada        36,925     861,154
Societe BIC SA............................     France        23,250     929,945
Vedior NV.................................  Netherlands      43,750     604,902
                                                                    -----------
                                                                      8,935,665
                                                                    -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                   COUNTRY       SHARES      VALUE
-------------------------------------------------------------------------------------
Common Stocks (cont.)
Communications Equipment .2%
Alcatel SA, ADR................................     France        163,403 $ 1,161,795
/a/Nortel Networks Corp........................     Canada        383,740     555,084
                                                                          -----------
                                                                            1,716,879
                                                                          -----------
Computers & Peripherals 1.4%
/a/ATI Technologies Inc........................     Canada         43,260     299,228
Fujitsu Ltd....................................     Japan         545,271   3,803,158
NEC Corp.......................................     Japan       1,058,000   7,361,689
                                                                          -----------
                                                                           11,464,075
                                                                          -----------
Construction & Engineering .1%
Grupo Dragados SA..............................     Spain          55,405     987,655
Imtech NV......................................  Netherlands        7,629     160,105
                                                                          -----------
                                                                            1,147,760
                                                                          -----------
Construction Materials .1%
Gujarat Ambuja Cements Ltd.....................     India         108,570     453,523
                                                                          -----------
Diversified Financials 4.5%
/a/Housing Development Finance Corp. Ltd.......     India          20,520     273,530
ING Groep NV...................................  Netherlands      450,610  11,570,534
Nomura Holdings Inc............................     Japan         525,730   7,719,713
North West Co. Fund............................     Canada         40,920     533,798
Rodamco Europe NV..............................  Netherlands      164,000   6,940,231
Swire Pacific Ltd., B..........................   Hong Kong    12,648,627   9,324,368
Vontobel Holding AG............................  Switzerland       10,375     250,966
                                                                          -----------
                                                                           36,613,140
                                                                          -----------
Diversified Telecommunication Services 8.3%
Asia Satellite Telecommunications Holdings Ltd.   Hong Kong       295,500     488,715
BCE Inc........................................     Canada        572,460   9,933,079
Cable & Wireless PLC........................... United Kingdom  2,145,348   5,469,156
Cia de Telecomunicaciones de Chile SA, ADR.....     Chile         251,452   3,080,287
KT Corp., ADR..................................  South Korea      420,880   9,112,052
Nippon Telegraph & Telephone Corp..............     Japan           2,248   9,246,321
/a/Philippine Long Distance Telephone Co., ADR.  Philippines      502,088   3,745,576
Telecom Corp. of New Zealand Ltd...............  New Zealand    2,964,626   7,098,814
Telefonica SA, ADR.............................     Spain         320,467   7,963,605
Telefonos de Mexico SA de CV (TELMEX), L, ADR..     Mexico        333,129  10,686,778
                                                                          -----------
                                                                           66,824,383
                                                                          -----------
Electric Utilities 5.9%
CLP Holdings Ltd...............................   Hong Kong     1,848,189   7,345,414
E.ON AG........................................    Germany        249,653  14,546,819
Endesa SA......................................     Spain         547,398   7,952,343
Iberdrola SA, Br...............................     Spain         918,222  13,375,775
Korea Electric Power Corp......................  South Korea      250,000   4,571,904
                                                                          -----------
                                                                           47,792,255
                                                                          -----------
Electrical Equipment 1.5%
Alstom SA......................................     France        691,212   7,311,054
Halla Climate Control Co. Ltd..................  South Korea       24,690   1,106,227
Kidde PLC...................................... United Kingdom  2,724,071   3,570,864
                                                                          -----------
                                                                           11,988,145
                                                                          -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                             COUNTRY      SHARES      VALUE
  ----------------------------------------------------------------------------
  Common Stocks (cont.)
  Electronic Equipment & Instruments 1.3%
  Dae Duck Electronics Co. Ltd...........  South Korea      56,689 $   523,066
  Hitachi Ltd............................     Japan      1,494,867   9,665,626
  /a/Kardex AG, Br.......................  Switzerland       1,426     220,380
  Laird Group PLC........................ United Kingdom    80,890     204,056
                                                                   -----------
                                                                    10,613,128
                                                                   -----------
  Food & Drug Retailing 1.5%
  J.Sainsbury PLC........................ United Kingdom 2,300,000  12,480,566
                                                                   -----------
  Food Products 2.4%
  Geest PLC.............................. United Kingdom    58,390     493,511
  Nestle SA..............................  Switzerland      39,390   9,184,163
  Unilever PLC........................... United Kingdom 1,056,934   9,633,975
                                                                   -----------
                                                                    19,311,649
                                                                   -----------
  Gas Utilities
  Gas Authority of India Ltd., GDR, 144A.     India         30,270     277,727
                                                                   -----------
  Health Care Equipment & Supplies 1.0%
  Amersham PLC........................... United Kingdom   918,222   8,136,903
  Moulin International Holdings Ltd......   Hong Kong    2,957,176     265,389
                                                                   -----------
                                                                     8,402,292
                                                                   -----------
  Health Care Providers & Services 1.1%
  Gehe AG................................    Germany        18,859     800,878
  Mayne Group Ltd........................   Australia    3,390,208   7,878,805
                                                                   -----------
                                                                     8,679,683
                                                                   -----------
  Hotels Restaurants & Leisure .6%
  P & O Princess Cruises PLC............. United Kingdom   789,853   4,996,326
                                                                   -----------
  Household Durables 2.1%
  Koninklijke Philips Electronics NV.....    Netherlands   392,839  10,967,803
  Sony Corp..............................          Japan    75,634   3,994,354
  Techtronic Industries Co. Ltd..........      Hong Kong 2,430,000   2,071,744
                                                                   -----------
                                                                    17,033,901
                                                                   -----------
  Industrial Conglomerates .9%
  Hutchison Whampoa Ltd..................      Hong Kong   830,000   6,198,437
                                                                   -----------
  Insurance 8.1%
  Ace Ltd................................        Bermuda   269,803   8,525,775
  AXA SA.................................         France   479,792   8,775,527
  AXA SA, 144A...........................         France    40,480     740,390
  Sampo-Leonia OY, A.....................        Finland 1,292,550  10,084,484
  Scor SA................................         France   145,685   4,445,827
  Swiss Reinsurance Co...................    Switzerland   140,118  13,698,753
  XL Capital Ltd., A.....................        Bermuda    99,328   8,413,082
  Yasuda Fire & Marine Insurance Co. Ltd.          Japan 1,700,000  10,410,479
                                                                   -----------
                                                                    65,094,317
                                                                   -----------
  /a/Internet Software & Services .5%
  Check Point Software Technologies Ltd..         Israel   268,550   3,641,538
                                                                   -----------
  IT Consulting & Services
  Satyam Computers Services Ltd..........          India    18,000      84,824
                                                                   -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                          COUNTRY      SHARES      VALUE
    -----------------------------------------------------------------------
    Common Stocks (cont.)
    Leisure Equipment & Products .1%
    Amer Group Ltd., A................    Finland        25,115 $   818,514
                                                                -----------
    Machinery 3.9%
    IHC Caland NV.....................  Netherlands     115,874   6,929,141
    Invensys PLC...................... United Kingdom 4,349,526   5,900,494
    Komatsu Ltd.......................     Japan      2,196,343   7,861,098
    Kurita Water Industries Ltd.......     Japan         35,000     430,711
    Metso OY..........................    Finland        39,810     515,042
    Volvo AB, B.......................     Sweden       491,704  10,192,059
                                                                -----------
                                                                 31,828,545
                                                                -----------
    Media 2.5%
    APN News & Media Ltd..............   Australia      103,453     211,968
    Torstar Corp., B..................     Canada        54,425     862,412
    United Business Media PLC......... United Kingdom 1,173,940   7,783,799
    Wolters Kluwer NV.................  Netherlands     600,280  11,394,270
                                                                -----------
                                                                 20,252,449
                                                                -----------
    Metals & Mining 2.6%
    Barrick Gold Corp.................     Canada       428,374   8,120,207
    BHP Billiton Ltd..................   Australia    1,338,050   7,736,477
    Iluka Resources Ltd...............   Australia      129,125     355,898
    Pechiney SA, A....................     France       101,700   4,645,280
                                                                -----------
                                                                 20,857,862
                                                                -----------
    Multiline Retail 1.1%
    Hudsons Bay Co....................     Canada        48,738     434,857
    Marks & Spencer Group PLC......... United Kingdom 1,515,517   8,610,630
                                                                -----------
                                                                  9,045,487
                                                                -----------
    Oil & Gas 5.8%
    Eni SpA...........................     Italy        955,840  15,198,135
    Repsol YPF SA.....................     Spain        730,405   8,612,858
    Shell Transport & Trading Co. PLC. United Kingdom 1,679,653  12,673,052
    Total Fina Elf SA, B..............     France        66,077  10,728,311
                                                                -----------
                                                                 47,212,356
                                                                -----------
    Paper & Forest Products 2.0%
    Stora Enso OYJ, R.................    Finland       584,330   8,170,047
    UPM-Kymmene Corp..................    Finland       204,542   8,051,912
                                                                -----------
                                                                 16,221,959
                                                                -----------
    Pharmaceuticals 4.4%
    Aventis SA........................     France       157,648  11,170,937
    /a/Elan Corp. PLC, ADR............ Irish Republic   413,269   2,260,581
    Merck KGAA........................    Germany       316,710   8,523,295
    Ono Pharmaceutical Co. Ltd........     Japan        351,000  12,533,623
    /a/Shire Pharmaceuticals Group PLC United Kingdom   103,500     915,008
                                                                -----------
                                                                 35,403,444
                                                                -----------
    Real Estate 1.7%
    Cheung Kong Holdings Ltd..........   Hong Kong    1,681,137  14,009,565
                                                                -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                                                                    COUNTRY       SHARES      VALUE
-----------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Road & Rail 2.6%
Nippon Express Co. Ltd..........................................................     Japan       2,115,342 $ 11,206,759
Stagecoach Group PLC............................................................ United Kingdom  9,845,827    9,417,213
Transportes Azkar SA............................................................     Spain          69,995      387,110
                                                                                                           ------------
                                                                                                             21,011,082
                                                                                                           ------------
Semiconductor Equipment & Products 2.5%
ASM Pacific Technology Ltd......................................................   Hong Kong       252,500      555,180
Samsung Electronics Co. Ltd.....................................................  South Korea       54,850   15,000,540
Taiwan Semiconductor Manufacturing Co...........................................     Taiwan      2,310,000    4,701,586
                                                                                                           ------------
                                                                                                             20,257,306
                                                                                                           ------------
Specialty Retail .1%
Athlon Groep NV.................................................................  Netherlands       25,515      320,273
Giordano International Ltd......................................................   Hong Kong     1,236,000      760,620
                                                                                                           ------------
                                                                                                              1,080,893
                                                                                                           ------------
Transportation Infrastructure
Grupo Aeroportuario Del Sureste SA de CV, ADR...................................     Mexico         18,575      239,618
                                                                                                           ------------
/a/Wireless Telecommunication Services .2%
China Mobile (Hong Kong) Ltd....................................................     China         611,000    1,809,512
Millicom International Cellular SA..............................................   Luxembourg       29,975       47,960
                                                                                                           ------------
                                                                                                              1,857,472
                                                                                                           ------------
Total Common Stocks (Cost $782,021,458).........................................                            752,007,923
                                                                                                           ------------
Preferred Stocks 2.0%
Volkswagen AG, pfd..............................................................    Germany        160,254    5,159,477
Cia Vale Do Rio Doce, ADR, pfd. A...............................................     Brazil        204,192    5,298,782
Petroleo Brasileiro SA, pfd.....................................................     Brazil        300,000    5,227,111
Hugo Boss AG, pfd...............................................................    Germany         27,485      499,447
                                                                                                           ------------
Total Preferred Stocks (Cost $16,072,057).......................................                             16,184,817
                                                                                                           ------------
Total Long Term Investments (Cost $798,093,515).................................                            768,192,740
                                                                                                           ------------
/b/Short Term Investments 4.4%
Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $35,061,539) United States  35,061,539   35,061,539
                                                                                                           ------------
Total Investments (Cost $833,155,054) 99.4%.....................................                            803,254,279
Other Assets, less Liabilities .6%..............................................                              5,126,993
                                                                                                           ------------
Total Net Assets 100.0%.........................................................                           $808,381,272
                                                                                                           ------------


/a/Non-income producing
/b/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $833,155,054
                                                         ------------
             Value......................................  803,254,279
           Foreign currency, at value (cost $8,261,476).    8,538,494
           Receivables:
             Investment securities sold.................    2,451,905
             Capital shares sold........................      298,977
             Dividends and interest.....................    3,729,313
                                                         ------------
              Total assets..............................  818,272,968
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............    2,394,666
             Capital shares redeemed....................    6,169,209
             Affiliates.................................      660,418
             Reports to shareholders....................      343,453
           Funds advanced by custodian..................       95,309
           Other liabilities............................      228,641
                                                         ------------
              Total liabilities.........................    9,891,696
                                                         ------------
                Net assets, at value.................... $808,381,272
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $ 11,606,372
           Net unrealized depreciation..................  (29,446,165)
           Accumulated net realized loss................  (48,826,006)
           Capital shares...............................  875,047,071
                                                         ------------
                Net assets, at value.................... $808,381,272
                                                         ------------
         Class 1:
           Net asset, at value.......................... $526,298,031
                                                         ------------
           Shares outstanding...........................   45,415,221
                                                         ------------
           Net asset value and offering price per share. $      11.59
                                                         ------------
         Class 2:
           Net asset, at value.......................... $282,083,241
                                                         ------------
           Shares outstanding...........................   24,555,691
                                                         ------------
           Net asset value and offering price per share. $      11.49
                                                         ------------

TF-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  (net of foreign taxes and fees of $1,748,147)
  Dividends................................................................... $ 15,523,237
  Interest....................................................................        5,232
                                                                               ------------
    Total investment income...................................................   15,528,469
                                                                               ------------
Expenses:
  Management fees (Note 3 )...................................................    2,713,920
  Administrative fees (Note 3 )...............................................      534,903
  Distribution fees - Class 2 (Note 3 ).......................................      321,063
  Custodian fees..............................................................      122,115
  Reports to shareholders.....................................................      172,029
  Other.......................................................................       52,050
                                                                               ------------
    Total expenses............................................................    3,916,080
                                                                               ------------
       Net investment income..................................................   11,612,389
                                                                               ------------
Realized and unrealized gains and (losses):
  Net realized loss from:
    Investments...............................................................  (23,284,671)
    Foreign currency transactions.............................................      (73,129)
                                                                               ------------
       Net realized loss......................................................  (23,357,800)
  Net unrealized appreciation on:
    Investments...............................................................   11,715,962
    Translation of assets and liabilities denominated in foreign currencies...      649,143
                                                                               ------------
       Net unrealized appreciation............................................   12,365,105
                                                                               ------------
Net realized and unrealized loss..............................................  (10,992,695)
                                                                               ------------
Net increase in net assets resulting from operations.......................... $    619,694
                                                                               ------------




                                                                          TF-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                                Six Months          Year
                                                                                                   Ended            Ended
                                                                                               June 30, 2002  December 31, 2001
                                                                                               --------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................................... $  11,612,389      $  13,400,247
    Net realized loss from investments and foreign currency translations......................   (23,357,800)       (25,399,603)
    Net unrealized appreciation (depreciation) on investments and translation of assets and
     liabilities denominated in foreign currencies............................................    12,365,105       (126,607,879)
                                                                                               --------------------------------
     Net increase (decrease) in net assets resulting from operations..........................       619,694       (138,607,235)
  Distributions to shareholders from:
    Net investment income:
     Class 1..................................................................................    (8,763,684)       (20,393,444)
     Class 2..................................................................................    (4,308,628)        (5,735,164)
    Net realized gains:
     Class 1..................................................................................            --       (152,779,558)
     Class 2..................................................................................            --        (45,106,353)
                                                                                               --------------------------------
  Total distributions to shareholders.........................................................  (13,072,312)       (224,014,519)
  Capital share transactions: (Note 2)
     Class 1..................................................................................   (27,501,548)        77,008,936
     Class 2..................................................................................    57,610,541        112,727,197
                                                                                               --------------------------------
  Total capital share transactions............................................................    30,108,993        189,736,133
       Net increase (decrease) in net assets..................................................    17,656,375       (172,885,621)
  Net assets:
    Beginning of period.......................................................................   790,724,897        963,610,518
                                                                                               --------------------------------
    End of period............................................................................. $ 808,381,272      $ 790,724,897
                                                                                               --------------------------------
  Undistributed net investment income included in net assets:
    End of period............................................................................. $  11,606,372      $  13,066,295
                                                                                               --------------------------------


TF-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-four series (the Funds). Templeton Foreign Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

Effective May 1, 2002, the name of the Templeton International Securities Fund changed to Templeton Foreign Securities Fund. The Fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterpart to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Six Months Ended                 Year Ended
                                                      June 30, 2002              December 31, 2001
                                               --------------------------  ------------------------------
Class 1 Shares:                                   Shares        Amount        Shares          Amount
                                               ---------------------------------------------------------
Shares sold...................................   8,046,712  $  94,289,773    29,920,018  $   420,670,202
Shares issued on merger (Note 6)..............   1,133,785     13,775,492            --               --
Shares issued in reinvestment of distributions     754,190      8,763,684    13,351,812      173,173,002
Shares redeemed............................... (12,225,610)  (144,330,497)  (36,903,986)    (516,834,268)
                                               ---------------------------------------------------------
Net increase (decrease).......................  (2,290,923) $ (27,501,548)    6,367,844  $    77,008,936
                                               ---------------------------------------------------------
Class 2 Shares:
Shares sold...................................  83,217,357  $ 962,370,929   187,930,112  $ 2,573,046,300
Shares issued on merger (Note 6)..............   1,702,025     20,475,362            --               --
Shares issued in reinvestment of distributions     374,013      4,308,628     3,950,390       50,841,516
Shares redeemed............................... (79,951,284)  (929,544,378) (182,688,657)  (2,511,160,619)
                                               ---------------------------------------------------------
Net increase..................................   5,342,111  $  57,610,541     9,191,845  $   112,727,197
                                               ---------------------------------------------------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Investment Counsel LLC (TIC)                        Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisors.

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .75%.......  First $200 million
          .675%.......  Over $200 million, up to and including $1.3 billion
           .60%.......  Over $1.3 billion

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .15%........ First $200 million
           .135%....... Over $200 million, up to and including $700 million
           .10%........ Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the fund and is not paid by the fund for the services.

4. INCOME TAXES

At December 31, 2001, the fund had tax basis capital losses of $25,468,204, which may be carried over to future capital gains, subject to certain limitations. Such losses expire in the year ending December 31, 2009.

Net investment income (loss) and net realized (gains) losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (cont.)

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $833,155,054 was as follows:

                   Unrealized appreciation.... $ 125,252,142
                   Unrealized depreciation....  (155,152,917)
                                               -------------
                   Net unrealized depreciation $ (29,900,775)
                                               -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $131,958,036 and $107,628,362 respectively.

6. MERGER OF TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Foreign Securities Fund (Foreign) acquired the net assets of the FTVIPT - Templeton International Smaller Companies Fund (International) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

                                 Class 1                        Class 2
                      ------------ ------ ---------- ------------ ------ ----------
Fund Name              Net Assets   NAV     Shares    Net Assets   NAV     Shares
                      ------------ ------ ---------- ------------ ------ ----------
International........ $ 13,775,492 $11.13  1,234,290 $ 20,475,362 $11.11  1,839,213
Foreign.............. $545,708,561 $12.15 44,908,453 $266,341,959 $12.03 22,143,863
Foreign - post merger $559,484,053 $12.15 46,042,238 $286,817,321 $12.03 23,845,888
                                Fund Level
                      ------------------------------
Fund Name              Net Assets           Shares
                      ------------ ------ ----------
International........ $ 34,250,854         3,073,503
Foreign.............. $812,050,520        67,052,316
Foreign - post merger $846,301,374        69,888,126

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Tax Designation


At December 31, 2001, more than 50% of the Templeton Foreign Securities Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly by them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on June 17, 2002.

                               Class 1                   Class 2
                      ---------------------------------------------------
                      Foreign Tax    Foreign    Foreign Tax    Foreign
                         Paid     Source Income    Paid     Source Income
       Country         Per Share    Per Share    Per Share    Per Share
       ------------------------------------------------------------------
       Australia.....    0.0000       0.0098       0.0000       0.0089
       Bermuda.......    0.0000       0.0038       0.0000       0.0034
       Brazil........    0.0018       0.0115       0.0018       0.0104
       Canada........    0.0007       0.0029       0.0007       0.0026
       Finland.......    0.0015       0.0065       0.0015       0.0059
       France........    0.0023       0.0158       0.0023       0.0143
       Germany.......    0.0023       0.0154       0.0023       0.0139
       Hong Kong.....    0.0002       0.0211       0.0002       0.0191
       Israel........    0.0001       0.0003       0.0001       0.0002
       Italy.........    0.0020       0.0059       0.0020       0.0053
       Japan.........    0.0016       0.0072       0.0016       0.0065
       Mexico........    0.0004       0.0032       0.0004       0.0029
       Netherlands...    0.0029       0.0129       0.0029       0.0117
       New Zealand...    0.0009       0.0041       0.0009       0.0037
       Philippines...    0.0000       0.0001       0.0000       0.0001
       South Korea...    0.0013       0.0052       0.0013       0.0047
       Spain.........    0.0016       0.0074       0.0016       0.0066
       Sweden........    0.0015       0.0108       0.0015       0.0097
       Switzerland...    0.0015       0.0069       0.0015       0.0063
       United Kingdom    0.0083       0.0600       0.0083       0.0544
                      ---------------------------------------------------
       TOTAL.........   $0.0309      $0.2108      $0.0309      $0.1906
                      ---------------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                         TEMPLETON GLOBAL ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Global Asset Allocation Fund (formerly Templeton Asset Strategy Fund) seeks high total return. The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest to a lesser extent in lower-rated "junk bonds."

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, turmoil and volatility continued to beset the world, while corporate governance and accounting issues cast a pall over global securities markets. By the end of the reporting period, central banks' aggressive interest rate cuts, which initially propped up the markets, failed in their efforts as markets again neared 2001 lows. Within this environment, Templeton Global Asset Allocation Fund's performance compared favorably with the Morgan Stanley Capital International (MSCI) All Country World Free Index, which returned -8.12%. The J.P. Morgan Global Government Bond Index (JPM GGBI) returned 9.65% in U.S. dollar terms for the six months ended June 30, 2002./1/ During the period, we increased the Fund's fixed income and cash exposures as we sought to take advantage of market volatility to reduce the number of equity holdings and rebalance existing positions. At the end of the period, the Fund held 65.2% of its total net assets in equities, 28.8% in fixed income and 6.0% in short-term investments and other net assets.

Equity

A diverse selection of equity securities influenced the Fund's performance. During the period, heightened uncertainty returned gold to the forefront as a safe haven. The Fund benefited from the metal's upward move as shares of AngloGold and Barrick Gold performed strongly. Our energy exposure also benefited Fund performance as shares of U.K.-based Shell Transport & Trading and Eni SpA of Italy moved higher.

Our telecommunications holdings provided mixed results, with our Asian positions, including Indonesia's PT Indosat (Persero) and Nippon Telegraph & Telephone of Japan, registering positive gains. Conversely, our European and U.S. telecommunications holdings slumped as accounting scandals, weakening business trends and concerns over debt levels helped drive investors away from the sector.

1. Sources: Standard & Poor's Micropal; J.P. Morgan, Government Bond Index Monitor. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Global Asset Allocation Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                     49.6%
North America              22.6%
Asia                       12.5%
Latin America/Caribbean     6.1%
Australia/New Zealand       2.8%
Mid-East/Africa             0.4%
Short-Term Investments &
Other Net Assets            6.0%


                                                                          TGA-1

Unfortunately the Fund was exposed to the WorldCom debacle. The magnitude of the fraudulent accounting was unprecedented and unforeseen. We believe that after the initial shock passes, some of our other telecommunications holdings, particularly AT&T and Cable & Wireless, could benefit by capturing existing and potential WorldCom customers.

Europe remained our largest geographic exposure, and a strengthening euro enhanced Fund performance. Within Europe, the U.K. represented our largest equity exposure with approximately 12% of total net assets invested there at period-end. Solid performance from a number of our U.K. holdings, including Kidde and Corus Group, contributed positively to performance. During the reporting period, corporate restructurings continued to progress, helping to unlock value.

Within Asia, Japan and Hong Kong were our largest country weightings. Hong Kong continued to benefit from China's growing economy, while Japan started to show signs of improvement. Although needed reforms are slow in coming, change was starting to occur at the corporate level, which we believe should help improve profitability and investor sentiment.

Fixed Income

Largely as a result of stable growth, benign inflation and downward-shifting yield curves, global bond markets generally posted positive returns in local currency terms during the six months under review. The JPM GGBI, a benchmark index for global government bonds, rose 2.49% in local currency terms for the six months ended June 30, 2002./2/ However, the index gained 9.65% in U.S. dollar terms as most major currencies appreciated relative to the U.S. dollar during the period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 3.71% return for the same period./2/

Emerging market bonds also delivered positive returns during the six-month period as yield spreads over Treasuries narrowed while the U.S. Federal Reserve Board (the Fed) lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index (EMBI) rose 3.18% in Top Five Country Holdings

2. Source: J.P. Morgan, Government Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


 Templeton Global Asset Allocation Fund
 Based on Equity Securities
 6/30/02

                                       % of Total
                               Country Net Assets
                               ------------------

                               U.S.       24.8%

                               U.K.       12.1%

                               Germany     8.6%

                               France      6.7%

                               Japan       5.8%



 Top Five Sectors/Industries
 Templeton Global Asset Allocation Fund
 Based on Equity Securities
 6/30/02

                                            % of Total
                                            Net Assets
                          ----------------------------

                          Diversified
                          Telecommunication
                          Services             8.5%

                          Insurance            4.4%

                          Food Products        3.9%

                          Pharmaceuticals      3.9%

                          Oil & Gas            3.8%


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

TGA-2

U.S. dollar terms./3/ Historically, emerging market bonds perform well when the Fed reduces interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, we sought to maximize the Fund's return by allocating most of its fixed income assets to short- and intermediate-term global investment-grade bonds. Approximately 15% of the Fund's overall bond allocation was invested in what we believed to be the highest quality and most liquid, below investment-grade sovereign bonds available in emerging markets. We believed this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility, which should optimize the Fund's long-term performance.

Looking Ahead

The past year was an encouraging period for our investment style, as investors returned to a more rational evaluation approach. Going forward, we anticipate that slower global economic growth and moderate inflation worldwide may delay near-term monetary policy tightening by major central banks. We consider this environment favorable for short- to intermediate-term bonds. As we enter the second half of 2002, global markets face many challenges; however, our focus on companies with solid balance sheets and strong management leads us to believe the Fund's portfolio is well-positioned.

3. Source: J.P. Morgan, Emerging Markets Bond Index Monitor. Please see Index Descriptions following the Fund Summaries.


 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


[GRAPHIC]
Asset Allocation
Templeton Global Asset Allocation Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Stocks                                          65.2%
Fixed-Income Securities                         28.8%
Short-Term Investments & Other Net Assets        6.0%

                                                                          TGA-3

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Global Asset Allocation Fund - Class 1 delivered a +3.26% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Asset Allocation Fund - Class 1*
 Periods ended 6/30/02

                                                               Since
                                                             Inception
                                     1-Year 5-Year  10-Year  (8/24/88)
         -------------------------------------------------------------
         Cumulative Total Return     -0.77% +22.44% +153.78% +272.15%
         Average Annual Total Return -0.77%  +4.13%   +9.76%   +9.95%
         Value of $10,000 Investment $9,923 $12,244  $25,378  $37,215

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Global Asset Allocation Fund - Class 1

 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


TGA-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlights/a/

                                                                               Class 1
                                                ---------------------------------------------------------------------
                                                Six Months Ended                Year Ended December 31,
                                                 June 30, 2002   ----------------------------------------------------
                                                  (unaudited)        2001        2000      1999      1998      1997
                                                ---------------- ---------     --------  --------  --------  --------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $  15.51     $   19.22     $  23.37  $  22.46  $  22.35  $  21.08
                                                ---------------- ---------     --------  --------  --------  --------
Income from investment operations:
  Net investment income/b/.....................          .23        .38/e/          .44       .44       .69       .67
  Net realized and unrealized gains (losses)...          .28         (2.16)/e/     (.45)     3.78       .75      2.44
                                                ---------------- ---------     --------  --------  --------  --------
Total from investment operations...............          .51         (1.78)        (.01)     4.22      1.44      3.11
                                                ---------------- ---------     --------  --------  --------  --------
Less distributions from:
  Net investment income........................         (.30)         (.26)        (.52)     (.50)     (.66)     (.63)
  Net realized gains...........................           --         (1.67)       (3.62)    (2.81)     (.67)    (1.21)
                                                ---------------- ---------     --------  --------  --------  --------
Total distributions............................         (.30)        (1.93)       (4.14)    (3.31)    (1.33)    (1.84)
                                                ---------------- ---------     --------  --------  --------  --------
Net asset value, end of period.................     $  15.72     $   15.51     $  19.22  $  23.37  $  22.46  $  22.35
                                                ---------------- ---------     --------  --------  --------  --------

Total return/c/................................        3.26%       (9.72)%         .29%    22.86%     6.41%    15.52%

Ratios/supplemental data
Net assets, end of period (000's)..............     $489,698     $ 501,074     $628,244  $671,549  $692,163  $735,568
Ratios to average net assets:
  Expenses.....................................         .79%/d/       .81%         .81%      .74%      .78%      .74%
  Net investment income........................        2.87%/d/   2.28%/e/        2.20%     2.06%     2.88%     3.32%
Portfolio turnover rate........................       14.21%        35.63%       30.32%    45.34%    43.18%    45.27%

/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/The November 2000, revised AICPA Audit and Accounting Guide to Investment
   Companies was implemented January 1, 2001 resulting in an increase (decrease) of $(.018) and $.018 to the net investment income and net realized and unrealized gains per share, respectively and a decrease of (.10)% to the ratio of net investment income to average net assets for the year ended December 31, 2001.

                                                                          TGA-5
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlights/a/ (continued)

                                                                             Class 2
                                                ---------------------------------------------------------------
                                                Six Months Ended              Year Ended December 31,
                                                 June 30, 2002   ----------------------------------------------
                                                  (unaudited)        2001       2000     1999     1998    1997/f/
                                                ---------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 15.41       $ 19.13     $ 23.27  $ 22.38  $ 22.32  $20.40
                                                ---------------- --------     -------  -------  -------  ------
Income from investment operations:
  Net investment income/b/.....................         .21        .33/e/         .37      .36      .63     .16
  Net realized and unrealized gains (losses)...         .27         (2.15)/e/    (.43)    3.80      .74    1.76
                                                ---------------- --------     -------  -------  -------  ------
Total from investment operations...............         .48         (1.82)       (.06)    4.16     1.37    1.92
                                                ---------------- --------     -------  -------  -------  ------
Less distributions from:
  Net investment income........................        (.26)         (.23)       (.46)    (.46)    (.64)     --
  Net realized gains...........................          --         (1.67)      (3.62)   (2.81)    (.67)     --
                                                ---------------- --------     -------  -------  -------  ------
Total distributions............................        (.26)        (1.90)      (4.08)   (3.27)   (1.31)     --
                                                ---------------- --------     -------  -------  -------  ------
Net asset value, end of period.................     $ 15.63       $ 15.41     $ 19.13  $ 23.27  $ 22.38  $22.32
                                                ---------------- --------     -------  -------  -------  ------

Total return/c/................................       3.13%       (9.95)%        .04%   22.54%    6.10%   9.41%

Ratios/supplemental data
Net assets, end of period (000's)..............     $44,617       $38,974     $32,346  $20,962  $15,763  $9,665
Ratios to average net assets:
  Expenses.....................................       1.04%/d/      1.06%       1.07%     .99%    1.03%   1.03%/d/
  Net investment income........................       2.65%/d/   1.99%/e/       1.91%    1.71%    2.61%   1.97%/d/
Portfolio turnover rate........................      14.21%        35.63%      30.32%   45.34%   43.18%  45.27%


/a/Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
/b/Based on average shares outstanding effective year ended December 31, 1999. /c/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/d/Annualized
/e/The November 2000, revised AICPA Audit and Accountancy Guide of Investment
   Companies was implemented January 1, 2001 resulting in an increase (decrease) of $(.018) and $.018 to the net investment income and net realized and unrealized gains per share, respectively and a decrease of (.10)% to the ratio of net investment income to average net assets for the year ended December 31, 2001.
/f/For the period May 1, 1997 (effective date) to December 31, 1997.

TGA-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited)

                                           COUNTRY      SHARES      VALUE
    ------------------------------------------------------------------------
    Common Stocks 64.3%
    Aerospace & Defense 1.4%
    BAE Systems PLC.................... United Kingdom   153,055 $   781,536
    Rolls-Royce PLC.................... United Kingdom 2,733,657   6,750,182
                                                                 -----------
                                                                   7,531,718
                                                                 -----------
    Air Freight & Couriers .9%
    Deutsche Post AG...................    Germany       382,790   4,857,837
                                                                 -----------
    /a/Airlines 1.0%
    British Airways PLC................ United Kingdom 1,925,900   5,467,471
                                                                 -----------
    Auto Components 2.9%
    Autoliv Inc........................     Sweden       246,900   6,221,880
    Autoliv Inc., SDR..................     Sweden       129,000   3,144,133
    /a/Valeo SA........................     France       140,790   5,853,736
                                                                 -----------
                                                                  15,219,749
                                                                 -----------
    Automobiles .9%
    Ford Motor Co...................... United States    154,148   2,466,368
    General Motors Corp................ United States     42,700   2,282,315
                                                                 -----------
                                                                   4,748,683
                                                                 -----------
    Banks 2.9%
    /a/Banca Nazionale del Lavoro SpA..     Italy        225,160     392,478
    DBS Group Holdings Ltd.............   Singapore      476,000   3,340,824
    DNB Holding ASA....................     Norway     1,006,850   5,487,542
    Nordea AB, FDR.....................     Sweden     1,158,460   6,292,496
                                                                 -----------
                                                                  15,513,340
                                                                 -----------
    Chemicals 2.2%
    Akzo Nobel NV......................  Netherlands      63,665   2,772,171
    BASF AG............................    Germany       198,840   9,219,738
                                                                 -----------
                                                                  11,991,909
                                                                 -----------
    Commercial Services & Supplies 2.2%
    /a/Ceridian Corp................... United States    305,700   5,802,186
    Chubb PLC.......................... United Kingdom 1,581,900   3,797,660
    Kidde PLC.......................... United Kingdom 1,581,900   2,073,643
                                                                 -----------
                                                                  11,673,489
                                                                 -----------
    Communications Equipment .1%
    Alcatel SA.........................     France       101,525     705,870
                                                                 -----------
    Computers & Peripherals 1.5%
    Hewlett-Packard Co................. United States    393,650   6,014,967
    NEC Corp...........................     Japan        319,000   2,219,640
                                                                 -----------
                                                                   8,234,607
                                                                 -----------
    Construction & Engineering 1.0%
    Kurita Water Industries Ltd........     Japan        432,000   5,316,202
                                                                 -----------
    Construction Materials .1%
    Hanson PLC......................... United Kingdom    96,900     691,974
                                                                 -----------
    Diversified Financials 3.8%
    ING Groep NV.......................  Netherlands     312,632   8,027,605
    Nomura Holdings Inc................     Japan        244,600   3,591,657

                                                                          TGA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                 COUNTRY      SHARES      VALUE
----------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Financials (cont.)
Swire Pacific Ltd., A........................   Hong Kong    1,557,000 $ 7,964,705
Swire Pacific Ltd., B........................   Hong Kong      945,000     696,639
                                                                       -----------
                                                                        20,280,606
                                                                       -----------
Diversified Telecommunication Services 8.5%
AT&T Corp.................................... United States    193,620   2,071,734
Cable & Wireless PLC......................... United Kingdom   975,500   2,486,851
KT Corp., ADR................................  South Korea     331,260   7,171,779
Nippon Telegraph & Telephone Corp............     Japan          1,152   4,738,328
Nippon Telegraph & Telephone Corp., ADR......     Japan          5,680     116,951
PT Indosat (Persero) TBK, ADR................   Indonesia      370,800   4,631,292
SBC Communications Inc....................... United States    181,510   5,536,055
Telecom Corp. of New Zealand Ltd.............  New Zealand   2,562,970   6,137,046
Telefonica SA, ADR...........................     Spain        225,259   5,597,686
Telefonos de Mexico SA de CV (TELMEX), L, ADR     Mexico       212,758   6,825,277
WorldCom Inc.-MCI Group...................... United States     17,840      16,056
/a/WorldCom Inc.-WorldCom Group.............. United States    446,000      44,600
                                                                       -----------
                                                                        45,373,655
                                                                       -----------
Electric Utilities 2.2%
E.ON AG......................................    Germany       131,690   7,673,333
Endesa SA....................................     Spain        122,000   1,772,359
Endesa SA, ADR...............................     Spain         88,000   1,260,160
Iberdrola SA, Br.............................     Spain         85,000   1,238,198
                                                                       -----------
                                                                        11,944,050
                                                                       -----------
Electrical Equipment .7%
Alstom SA....................................     France       375,884   3,975,771
                                                                       -----------
Food & Drug Retailing 1.2%
J.Sainsbury PLC.............................. United Kingdom 1,166,200   6,328,189
                                                                       -----------
Food Products 3.9%
Kraft Foods Inc.............................. United States    133,290   5,458,226
Nestle SA....................................  Switzerland      29,910   6,973,808
Unilever PLC................................. United Kingdom   930,650   8,482,893
                                                                       -----------
                                                                        20,914,927
                                                                       -----------
/a/Health Care Providers & Services .5%
Wellpoint Health Networks Inc................ United States     35,030   2,725,684
                                                                       -----------
Household Durables .6%
Koninklijke Philips Electronics NV...........  Netherlands     115,767   3,232,137
                                                                       -----------
Insurance 4.4%
Ace Ltd......................................    Bermuda        25,200     796,320
AXA SA.......................................     France       316,124   5,781,995
Riunione Adriatica Di Sicurta SpA............     Italy        455,420   6,112,386
Torchmark Corp............................... United States     90,000   3,438,000
XL Capital Ltd., A...........................    Bermuda        85,510   7,242,697
                                                                       -----------
                                                                        23,371,398
                                                                       -----------
Leisure Equipment & Products 1.5%
Mattel Inc................................... United States    377,100   7,949,268
                                                                       -----------

TGA-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                  COUNTRY      SHARES          VALUE
----------------------------------------------------------------------------------------
Common Stocks (cont.)
Machinery 1.8%
Invensys PLC.................................. United Kingdom 3,015,770     $  4,091,143
Volvo AB, B...................................     Sweden       260,000        5,389,290
                                                                            ------------
                                                                               9,480,433
                                                                            ------------
Media .9%
Wolters Kluwer NV.............................  Netherlands     262,741        4,987,242
                                                                            ------------
Metals & Mining 2.8%
AngloGold Ltd., ADR...........................  South Africa     85,380        2,226,710
Barrick Gold Corp.............................     Canada       127,490        2,416,685
Consol Energy Inc............................. United States    250,000        5,312,500
/a/Corus Group PLC............................ United Kingdom 3,943,000        5,048,502
                                                                            ------------
                                                                              15,004,397
                                                                            ------------
Multiline Retail 1.2%
Marks & Spencer Group PLC..................... United Kingdom 1,083,960        6,158,676
                                                                            ------------
Oil & Gas 3.8%
Eni SpA.......................................     Italy        374,725        5,958,237
Husky Energy Inc..............................     Canada       549,350        6,017,602
Repsol YPF SA.................................     Spain         24,000          283,005
Shell Transport & Trading Co. PLC............. United Kingdom 1,070,600        8,077,722
                                                                            ------------
                                                                              20,336,566
                                                                            ------------
Paper & Forest Products 1.1%
Stora Enso OYJ, R.............................    Finland       416,260        5,833,461
                                                                            ------------
Pharmaceuticals 3.9%
Aventis SA....................................     France        80,930        5,734,700
Bristol-Myers Squibb Co....................... United States    217,420        5,587,694
/a/Elan Corp. PLC, ADR........................ Irish Republic   115,240          630,363
Ono Pharmaceutical Co. Ltd....................     Japan        247,000        8,819,957
                                                                            ------------
                                                                              20,772,714
                                                                            ------------
Real Estate 1.0%
Cheung Kong Holdings Ltd......................   Hong Kong      652,500        5,437,535
                                                                            ------------
Road & Rail 1.2%
Nippon Express Co. Ltd........................     Japan      1,175,000        6,224,971
                                                                            ------------
Semiconductor Equipment & Products .7%
Samsung Electronics Co. Ltd...................  South Korea      13,890        3,798,678
                                                                            ------------
/a/Software 1.5%
 Synopsys Inc................................. United States    148,800        8,155,728
                                                                            ------------
Total Common Stocks (Cost $377,879,984).......                               344,238,935
                                                                            ------------
Preferred Stocks .9%
Petroleo Brasileiro SA, pfd.(Cost $ 6,398,094)     Brazil       274,580        4,784,201
                                                                            ------------

                                                                PRINCIPAL
                                                                AMOUNT/D/
                                                              -------------
Bonds 28.8%
Buoni Poliennali Del Tesoro
  7.75%, 11/01/06.............................     Italy      3,974,190 EUR    4,420,215
  5.50%, 11/01/10.............................     Italy      2,300,000 EUR    2,346,640

                                                                          TGA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                    PRINCIPAL
                                                      COUNTRY       AMOUNT/d/       VALUE
---------------------------------------------------------------------------------------------
Bonds (cont.)
Federal Republic of Germany
  3.75%, 8/26/03..................................    Germany      1,614,000 EUR $  1,594,617
  3.25%, 2/17/04..................................    Germany      4,937,000 EUR    4,827,003
  5.00%, 8/19/05..................................    Germany      3,268,000 EUR    3,296,240
  6.00%, 7/04/07..................................    Germany      5,242,000 EUR    5,513,998
  5.00%, 7/04/11..................................    Germany      8,855,000 EUR    8,798,069
Federation of Russia, FRN, 3/31/30................     Russia     10,400,000        7,247,500
FNMA, 6.00%, 5/15/11.............................. United States   2,398,000        2,517,490
Government of Canada
  6.00%, 6/01/08..................................     Canada      2,212,000 CAD    1,522,323
  6.00%, 6/01/11..................................     Canada      5,839,000 CAD    3,992,952
Government of France
  6.75%, 10/25/03.................................     France      2,126,000 EUR    2,178,856
  3.50%, 7/12/04..................................     France      5,460,000 EUR    5,330,672
  4.00%, 10/25/09.................................     France      6,420,000 EUR    6,030,841
Government of Hong Kong, 5.92%, 12/05/11..........   Hong Kong     1,300,000 HKD      175,568
Government of Netherlands, 5.75%, 2/15/07.........  Netherlands    3,958,000 EUR    4,096,922
Government of New Zealand, 7.00%, 7/15/09.........  New Zealand    6,885,000 NZD    3,417,286
Government of Spain
  10.15%, 1/31/06.................................     Spain       2,450,000 EUR    2,867,479
  5.00%, 7/30/12..................................     Spain       2,920,000 EUR    2,838,504
Kingdom of Belgium, 7.50%, 7/29/08................    Belgium      4,193,000 EUR    4,718,657
Kingdom of Denmark
  5.00%, 8/15/05..................................    Denmark     11,696,000 DKK    1,571,486
  6.00%, 11/15/11.................................    Denmark      2,460,000 DKK      345,883
Kingdom of Sweden, 6.0%, 2/09/05..................     Sweden     35,430,000 SEK    3,945,491
New South Wales Treasury Corp., 6.50%, 5/01/06....   Australia     9,688,000 AUD    5,547,669
/b/Protexa Construcciones SA de CV,12.125% 7/24/02     Mexico         62,039           15,510
Republic of Brazil
  DCB, L, FRN, 4/15/12............................     Brazil      3,250,000        1,734,688
  12.25%, 3/06/30.................................     Brazil        930,000          569,625
  11.00%, 8/17/40.................................     Brazil      2,595,000        1,485,638
Republic of Bulgaria, 8.25%, 1/15/15..............    Bulgaria     2,748,000        2,729,451
Republic of Panama, 8.875%, 9/30/27...............     Panama        960,000          873,600
Republic of Peru, FRN, 3/07/17....................      Peru       1,089,000          786,803
Republic of Philippines, 10.625%, 3/16/25.........  Philippines    1,070,000        1,108,520
Republic of the Phillipines, 9.875%, 1/15/19......  Philippines    1,400,000        1,394,400
Republic of Venezuela, 144A, 9.125%, 6/18/07......   Venezuela     1,640,000        1,267,438
Republic of Venezuela, Reg S, 9.125%, 6/18/07.....   Venezuela       600,000          463,697
U.S. Treasury Bond, 4.875%, 2/15/12............... United States  18,550,000       18,625,369
U.S. Treasury Note, 5.00%, 8/15/11................ United States  22,454,000       22,772,892
United Kingdom, 7.50%, 12/07/06................... United Kingdom  2,717,000 GBP    4,545,382
United Mexican States
  9.875%, 2/01/10.................................     Mexico        724,000          814,500
  11.375%, 9/15/16................................     Mexico      1,330,000        1,652,525
  11.50%, 5/15/26.................................     Mexico      2,895,000        3,677,374
                                                                                 ------------
Total Bonds (Cost $150,070,576)...................                                153,659,773
                                                                                 ------------
Total Long Term Investments (Cost $534,348,654)...                                502,682,909
                                                                                 ------------

TGA-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                 PRINCIPAL
                                                                    COUNTRY      AMOUNT/d/       VALUE
----------------------------------------------------------------------------------------------------------
Short Term Investments 5.3%
New Zealand Treasury Bill 10/09/02..............................  New Zealand   4,500,000 NZD $  2,148,728

                                                                                  SHARES
                                                                               ----------
/c/Franklin Institutional Fiduciary Trust Money Market Portfolio United States 25,964,256       25,964,256
                                                                                              ------------
Total Short Term Investments (Cost $28,134,010).................                                28,112,984
                                                                                              ------------
Total Investments (Cost $562,482,664) 99.3%.....................                               530,795,893
Other Assets less Liabilities .7%...............................                                 3,519,502
                                                                                              ------------
Total Net Assets 100.0%.........................................                              $534,315,395
                                                                                              ------------

Currency Abbreviations:
AUD -  Australian Dollar
CAD -  Canadian Dollar
DKK -  Danish Krone
EUR -  European Unit
GBP -  British Pound
NZD -  New Zealand Dollar
SEK -  Swedish Krone




/a/Non-income producing
/b/The fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.
/c/The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.
/d/The principal amount is stated in U.S. dollars unless otherwise indicated.

                                                                         TGA-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $562,482,664
                                                         ------------
             Value......................................  530,795,893
             Cash.......................................      573,494
           Receivables:
             Capital shares sold........................      110,596
             Dividends and interest.....................    5,046,588
                                                         ------------
              Total assets..............................  536,526,571
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............      833,449
             Capital shares redeemed....................      865,531
             Affiliates.................................      339,887
             Reports to shareholders....................       89,534
           Other liabilities............................       82,775
                                                         ------------
              Total liabilities.........................    2,211,176
                                                         ------------
                Net assets, at value.................... $534,315,395
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $  6,413,410
           Net unrealized depreciation..................  (31,462,649)
           Accumulated net realized gain................    6,294,007
           Capital shares...............................  553,070,627
                                                         ------------
                Net assets, at value.................... $534,315,395
                                                         ------------
         Class 1:
           Net asset, at value.......................... $489,698,036
                                                         ------------
           Shares outstanding...........................   31,153,687
                                                         ------------
           Net asset value and offering price per share. $      15.72
                                                         ------------
         Class 2:
           Net asset, at value.......................... $ 44,617,359
                                                         ------------
           Shares outstanding...........................    2,854,522
                                                         ------------
           Net asset value and offering price per share. $      15.63
                                                         ------------


TGA-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  (net of foreign taxes and fees of $665,648)
  Dividends................................................................... $ 6,880,583
  Interest....................................................................   2,991,690
                                                                               -----------
    Total investment income...................................................   9,872,273
                                                                               -----------
Expenses:
  Management fees (Note 3 )...................................................   1,589,246
  Administrative fees (Note 3 )...............................................     376,604
  Distribution fees - Class 2 (Note 3 ).......................................      51,917
  Reports to shareholders.....................................................      75,391
  Other.......................................................................      92,826
                                                                               -----------
    Total expenses............................................................   2,185,984
                                                                               -----------
     Net investment income....................................................   7,686,289
                                                                               -----------
Realized and unrealized gains and (losses):
  Net realized gain from:
    Investments...............................................................  14,578,516
    Foreign currency transactions.............................................      17,431
                                                                               -----------
     Net realized gains.......................................................  14,595,947
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  (5,200,525)
    Translation of assets and liabilities denominated in foreign currencies...     248,310
                                                                               -----------
     Net unrealized depreciation..............................................  (4,952,215)
                                                                               -----------
Net realized and unrealized gain..............................................   9,643,732
                                                                               -----------
Net increase in net assets resulting from operations.......................... $17,330,021
                                                                               -----------




                                                                         TGA-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                             Six Months         Year
                                                                                                Ended           Ended
                                                                                            June 30, 2002 December 31, 2001
                                                                                            ------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income.................................................................. $  7,686,289    $  13,298,302
    Net realized gain (loss) from investments and foreign currency transactions............   14,595,947      (10,154,128)
    Net unrealized depreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................   (4,952,215)     (66,464,381)
                                                                                            ------------------------------
     Net increase (decrease) in net assets resulting from operations.......................   17,330,021      (63,320,207)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................   (9,120,690)      (7,936,813)
     Class 2...............................................................................     (750,622)        (475,131)
    Net realized gains:
     Class 1...............................................................................           --      (51,727,081)
     Class 2...............................................................................           --       (3,403,336)
                                                                                            ------------------------------
  Total distributions to shareholders......................................................  (9,871,312)      (63,542,361)
  Capital share transactions: (Note 2)
     Class 1...............................................................................  (18,320,663)      (7,898,282)
     Class 2...............................................................................    5,129,743       14,218,515
                                                                                            ------------------------------
  Total capital share transactions.........................................................  (13,190,920)       6,320,233
     Net decrease in net assets............................................................   (5,732,211)    (120,542,335)
Net assets:
  Beginning of period......................................................................  540,047,606      660,589,941
                                                                                            ------------------------------
  End of period............................................................................ $534,315,395    $ 540,047,606
                                                                                            ------------------------------
Undistributed net investment income included in net assets:
  End of period............................................................................ $  6,413,410    $   8,598,433
                                                                                            ------------------------------


TGA-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-four series (the Funds). Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is high total return.

Effective May 1, 2002, the name of the Templeton Asset Strategy Fund changed to Templeton Global Asset Allocation Fund. The fund's investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                                         TGA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                   Six Months Ended             Year Ended
                                                     June 30, 2002           December 31, 2001
                                               --------------------------------------------------
Class 1 Shares:                                  Shares       Amount       Shares       Amount
                                               --------------------------------------------------
Shares sold...................................    227,712  $  3,642,056     482,742  $  8,364,185
Shares issued in reinvestment of distributions    578,357     9,120,690   3,678,415    59,663,894
Shares redeemed............................... (1,964,093)  (31,083,409) (4,534,037)  (75,926,361)
                                               --------------------------------------------------
Net decrease.................................. (1,158,024) $(18,320,663)   (372,880) $ (7,898,282)
                                               --------------------------------------------------
Class 2 Shares:
Shares sold...................................    511,220  $  8,060,916   1,417,616  $ 23,183,700
Shares issued in reinvestment of distributions     47,871       750,622     240,301     3,878,467
Shares redeemed...............................   (233,697)   (3,681,795)   (819,294)  (12,843,652)
                                               --------------------------------------------------
Net increase..................................    325,394  $  5,129,743     838,623  $ 14,218,515
                                               --------------------------------------------------

TGA-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Investment Counsel, LLC (TIC)                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .65%        First $200 million
           .585%        Over $200 million, up to and including $1.3 billion
            .52%        Over $1.3 billion

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
            .15%        First $200 million
           .135%        Over $200 million, up to and including $700 million
            .10%        Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $5,082,133, which may be carried over to offset future capital gains, subject to certain limitations. Such losses expire in the year ending December 31, 2009.

At December 31, 2001, the Fund had deferred capital losses of $3,791,870 occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and bond discounts and premiums.

                                                                         TGA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (unaudited) (continued)


4. INCOME TAXES (cont.)

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $563,462,784 was as follows:

                   Unrealized appreciation.... $ 65,562,180
                   Unrealized depreciation....  (98,229,071)
                                               ------------
                   Net unrealized depreciation $(32,666,891)
                                               ------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $72,729,214 and $110,044,768 respectively.

TGA-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Tax Designation

At December 31, 2001, more than 50% of the Templeton Global Asset Allocation Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The Following tables provide a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on June 17, 2002.

                                Class 1                 Class 2
                        ----------------------- -----------------------
                         Foreign     Foreign     Foreign     Foreign
                        Tax Paid  Source Income Tax Paid  Source Income
         Country        Per Share   Per Share   Per Share   Per Share
         --------------------------------------------------------------
         Argentina.....   0.0000      0.0002      0.0000      0.0002
         Australia.....   0.0000      0.0028      0.0000      0.0026
         Belgium.......   0.0000      0.0004      0.0000      0.0004
         Bermuda.......   0.0000      0.0063      0.0000      0.0058
         Brazil........   0.0042      0.0268      0.0042      0.0250
         Bulgaria......   0.0000      0.0010      0.0000      0.0010
         Canada........   0.0016      0.0083      0.0016      0.0078
         Denmark.......   0.0000      0.0004      0.0000      0.0004
         Finland.......   0.0020      0.0101      0.0020      0.0094
         France........   0.0021      0.0148      0.0021      0.0137
         Germany.......   0.0019      0.0199      0.0019      0.0185
         Hong Kong.....   0.0000      0.0212      0.0000      0.0197
         Indonesia.....   0.0011      0.0056      0.0011      0.0052
         Israel........   0.0002      0.0007      0.0002      0.0007
         Italy.........   0.0028      0.0096      0.0028      0.0089
         Japan.........   0.0020      0.0101      0.0020      0.0094
         Mexico........   0.0007      0.0083      0.0007      0.0077
         Netherlands...   0.0040      0.0210      0.0040      0.0195
         New Zealand...   0.0011      0.0060      0.0011      0.0056
         Norway........   0.0024      0.0123      0.0024      0.0114
         Panama........   0.0000      0.0003      0.0000      0.0003
         Peru..........   0.0000      0.0010      0.0000      0.0010
         South Africa..   0.0000      0.0045      0.0000      0.0042
         South Korea...   0.0010      0.0044      0.0010      0.0041
         Spain.........   0.0008      0.0046      0.0008      0.0043
         Sweden........   0.0032      0.0184      0.0032      0.0171
         Switzerland...   0.0009      0.0047      0.0009      0.0044
         Turkey........   0.0000      0.0005      0.0000      0.0005
         United Kingdom   0.0080      0.0605      0.0080      0.0562
         Venezuela.....   0.0000      0.0006      0.0000      0.0005
                        -----------------------------------------------
         TOTAL.........  $0.0400     $0.2853     $0.0400     $0.2655
                        -----------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                                         TGA-19

                                        TEMPLETON GLOBAL INCOME SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated "junk bonds."

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, the U.S. economy began to strengthen in what appeared to be the beginning of a global economic recovery. First quarter 2002 experienced relatively strong economic growth related to positive supply-side developments, primarily illustrated through falling inventory levels. The second quarter was characterized by manufacturing sector strength with increased production and confidence levels despite relatively low capacity utilization. Throughout the six-month period, inflation remained benign. Recent data in the eurozone (the 12-country European Monetary Union) indicated accelerated industrial sector activity, although low levels of domestic demand constrained overall growth.

The U.S. Federal Reserve Board (the Fed) held the federal funds target rate steady at 1.75% since December 2001, reflecting a moderate pace of economic recovery compared with previous cycles. The U.S. Treasury yield curve continued to shift down during the period and steepened slightly as short- and intermediate-term interest rates fell and long-term rates remained relatively unchanged. Despite inflationary pressures that continued to build in European economies, the European Central Bank and the Bank of England held rates unchanged at 3.25% and 4.00%, respectively, due to a lack of economic acceleration comparable to that in the U.S. during the same period. The eurozone and British gilt yield curves experienced a twist that steepened on the short end and flattened in the intermediate. Elsewhere, the Bank of Japan held the official discount rate at 0.1% over the six-month period. Deflationary pressures continued to weigh on long-term interest rates, and the Japanese government bond yield curve experienced a slight twist over the period as short-term rates remained relatively unchanged and long-term rates declined.

Largely as a result of stable growth, benign inflation and downward-shifting yield curves, global bond markets generally posted positive returns in local currency terms during the period under review. The J.P.

[GRAPHIC]
Geographic Distribution
Templeton Global Income Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                     58.1%
North America              22.2%
Latin America               7.1%
Australia/New Zealand       5.2%
Asia                        2.0%
Short-Term Investments &
Other Net Assets            5.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                          TGI-1

Morgan Global Government Bond Index, a benchmark index for global government bonds, rose 2.49% in local currency terms for the six months ended June 30, 2002./1/ However, the index returned 9.65% in U.S. dollar terms as most major currencies appreciated relative to the U.S. dollar during the period. The J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 3.71% return for the same period./2/

Emerging market bonds also delivered positive returns during the six-month period as yield spreads over Treasuries narrowed while the Fed lowered interest rates. Consequently, the J.P. Morgan Emerging Markets Bond Index rose 3.18% in U.S. dollar terms./3/ Historically, emerging market bonds perform well when the Fed reduces U.S. interest rates because emerging market bond yields become relatively more attractive and investor demand increases for these bonds.

During the period under review, Templeton Global Income Securities Fund continued its strategy seeking to maximize return by allocating approximately 85% of its total net assets to global investment-grade government bonds, and approximately 15% of its assets to what we believed to be the highest quality and most liquid, below investment-grade sovereign bonds available in emerging markets. We believed this combination of bonds offered the opportunity for higher returns at the cost of only modestly higher volatility, which should optimize the Fund's long-term performance.

The Fund's overall allocation as a percentage of total net assets changed slightly during the period. On June 30, 2002, the Fund had 22.2% in North America, down slightly from 22.3% at the beginning of the period. The overall European allocation increased, to 58.1% at the end of the period, up from 56.8% on December 31, 2001. There were a few allocation changes within Europe during the period. Exposure to the U.K. declined from 4.5% to 2.7%, and Denmark increased from 1.7% to 1.9%. In the eurozone, France increased from 7.0% to 7.9%. Within the dollar-bloc countries of Australia, New Zealand and Canada, allocation increased from 5.0% to 7.9% during the period, reflecting our positioning in anticipation of a weaker U.S. dollar. In general, this region had positive growth rate, productivity rate, and interest rate

1. Source: J.P. Morgan.
2. Source: Standard & Poor's Micropal.
3. Source: J.P. Morgan, Emerging Markets Bond Index.

Please see Index Descriptions following the Fund Summaries.



TGI-2
differentials as compared with the U.S., which we believe support positive future capital flow dynamics. Elsewhere, we continued to have no exposure to Argentina because of extensive political uncertainty. We slightly decreased the Fund's weighting in Mexico during the period and maintained our allocation to Venezuela and initiated a position in the Philippines given its relatively stronger debt repayment capacity. We took profits in Turkey given a deteriorating political environment.

Looking forward, we anticipate that slower global economic growth and moderate inflation worldwide may delay near-term tightening of monetary policy by major central banks. We consider this a favorable environment for short- to intermediate-term government bonds, which makes the portfolio management team positive for the Fund's outlook going forward. We believe that the Fund's emerging market positions, in particular, should continue to offer attractive income returns for the portfolio.





 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.




                                                                          TGI-3

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Global Income Securities Fund - Class 1 delivered a +8.92% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Global Income Securities Fund - Class 1
 Periods ended 6/30/02

                                                               Since
                                                             Inception
                                     1-Year  5-Year  10-Year (1/24/89)
         -------------------------------------------------------------
         Cumulative Total Return     +16.81% +20.04% +62.61% +125.52%
         Average Annual Total Return +16.81%  +3.72%  +4.98%   +6.24%


Ongoing bond market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Global Income Securities Fund - Class 1



 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


TGI-4
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights


                                                                             Class 1
                                                -----------------------------------------------------------------
                                                Six Months Ended             Year Ended December 31,
                                                 June 30, 2002   ------------------------------------------------
                                                  (unaudited)        2001      2000     1999      1998     1997
                                                ---------------- ---------    ------- -------   -------- --------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $ 11.39         $11.53     $11.07 $ 12.87     $12.97   $13.61
                                                -----------------------------------------------------------------
Income from investment operations:
  Net investment income/a/.....................         .28         .59/d/        .68     .68       1.07     1.05
  Net realized and unrealized gains (losses)...         .73       (.32)/d/      (.20)   (1.42)     (.19)    (.73)
                                                -----------------------------------------------------------------
Total from investment operations...............        1.01            .27        .48    (.74)       .88      .32
                                                -----------------------------------------------------------------
Less distributions from net investment income..        (.14)         (.41)      (.02)   (1.06)     (.98)    (.96)
                                                -----------------------------------------------------------------
Net asset value, end of period.................     $ 12.26         $11.39     $11.53 $ 11.07     $12.87   $12.97
                                                -----------------------------------------------------------------

Total return/b/................................       8.92%          2.55%      4.32%   (5.79)%    7.08%    2.55%

Ratios/supplemental data
Net assets, end of period (000's)..............     $62,468      $  63,781    $81,171 $90,537   $150,941 $185,016
Ratios to average net assets:
  Expenses.....................................        .67%/c/        .71%       .72%    .65%       .63%     .62%
  Net investment income........................       4.92%/c/       5.22%/d/   6.22%   5.65%      6.86%    7.03%
Portfolio turnover rate........................       4.74%        122.45%     40.43%  80.76%     84.17%  181.61%




/a/Based on average shares outstanding effective year ended December 31,1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/The November, 2000 revised AICPA Audit and Accountancy Guide of Investment
   Companies was implemented January 1, 2001 resulting in a decrease to net investment income and a corresponding decrease to the realized and unrealized losses in the amount of .059 and a decrease of .53% in the ratio of net investment income to average net assets for the year ended December 31, 2001.

                                                                          TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

                                                                   Class 2
                                                -------------------------------------------
                                                Six Months Ended    Year Ended December 31,
                                                 June 30, 2002   --------------------------
                                                  (unaudited)       2001      2000    1999/e/
                                                -------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........      $11.33       $11.48     $11.04  $12.93
                                                -------------------------------------------
Income from investment operations:
  Net investment income/a/.....................         .27       .55/d/        .65     .60
  Net realized and unrealized gains (losses)...         .72         (.31)/d/   (.19)  (1.44)
                                                -------------------------------------------
Total from investment operations...............         .99          .24        .46    (.84)
                                                -------------------------------------------
Less distributions from net investment income..        (.12)        (.39)      (.02)  (1.05)
                                                -------------------------------------------
Net asset value, end of period.................      $12.20       $11.33     $11.48  $11.04
                                                -------------------------------------------

Total return/b/................................       8.76%        2.24%      4.14%   (6.53)%

Ratios/supplemental data
Net assets, end of period (000's)..............      $1,634       $1,286     $1,237   $ 443
Ratios to average net assets:
  Expenses.....................................        .92%/c/      .96%       .97%    .91%/c/
  Net investment income........................       4.68%/c/     4.95%/d/   5.94%   5.36%/c/
Portfolio turnover rate........................       4.74%      122.45%     40.43%  80.76%




/a/Based on average shares outstanding effective year ended December 31,1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized
/d/The November, 2000 revised AICPA Audit and Accountancy Guide of Investment
   Companies was implemented January 1, 2001 resulting in a decrease to net investment income and a corresponding decrease to the realized and unrealized losses in the amount of .059 and a decrease of .53% in the ratio of net investment income to average net assets for the year ended December 31, 2001.
/e/For the period January 6, 1999 (effective date) to December 31, 1999.

TGI-6
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)


                                                    PRINCIPAL
                                                    AMOUNT/b/       VALUE
   -------------------------------------------------------------------------
   Long Term Investments 94.6%
   Australia 2.1%
   New South Wales Treasury Corp., 6.50%, 5/01/06 $2,337,000 AUD $ 1,338,243
                                                                 -----------
   Belgium 3.0%
   Kingdom of Belgium, 7.50%, 7/29/08............  1,731,000 EUR   1,948,008
                                                                 -----------
   Brazil 1.1%
   Republic of Brazil, 11.00%, 8/17/40...........  1,180,000         675,550
                                                                 -----------
   Bulgaria 1.9%
   Republic of Bulgaria, FRN, 7/28/11............  1,403,360       1,248,990
                                                                 -----------
   Canada 2.7%
   Government of Canada, 6.00%, 6/01/11..........  2,497,000 CAD   1,707,553
                                                                 -----------
   Denmark 1.9%
   Kingdom of Denmark, 5.00%, 8/15/05............  9,295,000 DKK   1,248,885
                                                                 -----------
   France 7.9%
   Government of France,
     6.75%, 10/25/03.............................  1,306,000 EUR   1,338,469
     4.00%, 10/25/09.............................  3,945,000 EUR   3,705,867
                                                                 -----------
                                                                   5,044,336
                                                                 -----------
   Germany 22.2%
   Federal Republic of Germany,
     3.75%, 8/26/03..............................    549,000 EUR     542,407
     3.25%, 2/17/04..............................  4,257,000 EUR   4,162,153
     5.00%, 7/04/11..............................  6,842,000 EUR   6,798,011
     Series 136, 5.00%, 8/19/05..................  2,698,000 EUR   2,721,315
                                                                 -----------
                                                                  14,223,886
                                                                 -----------
   Hong Kong .1%
   Government of Hong Kong, 5.92%, 12/05/11......    700,000 HKD      94,537
                                                                 -----------
   Italy 6.8%
   Buoni Poliennali Del Tesoro,
     7.75%, 11/01/06.............................  3,311,293 EUR   3,682,921
     5.50%, 11/01/10.............................    634,000 EUR     646,856
                                                                 -----------
                                                                   4,329,777
                                                                 -----------
   Mexico 3.3%
   United Mexican States,
     9.875%, 2/01/10.............................  1,300,000       1,462,500
     11.375%, 9/15/16............................    524,000         651,070
                                                                 -----------
                                                                   2,113,570
                                                                 -----------
   Netherlands 5.3%
   Government of Netherlands, 5.75%, 2/15/07.....  3,308,000 EUR   3,424,108
                                                                 -----------
   New Zealand 3.1%
   Government of New Zealand,
     7.00%, 7/15/09..............................  2,740,000 NZD   1,359,966
     6.00%, 11/15/11.............................  1,300,000 NZD     602,840
                                                                 -----------
                                                                   1,962,806
                                                                 -----------

                                                                          TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                                PRINCIPAL
                                                                                                                AMOUNT/b/
-----------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Philippines 1.9%
Republic of Philippines, 10.625%, 3/16/25................................................................... $ 1,150,000

Russia 3.3%
Federation of Russia,
  11.00%, 7/24/18...........................................................................................   1,800,000
  12.75%, 6/24/28...........................................................................................     105,000
  FRN, 3/31/30..............................................................................................      34,000



Spain 2.1%
Government of Spain, 10.15%, 1/31/06........................................................................   1,168,000 EUR

Sweden 1.0%
Kingdom of Sweden, 6.00%, 2/09/05...........................................................................   5,500,000 SEK

United Kingdom 2.7%
United Kingdom,
  6.50%, 12/07/03...........................................................................................     270,000 GBP
  7.50%, 12/07/06...........................................................................................     800,000 GBP



United States 19.5%
FNMA, 6.00%, 5/15/11........................................................................................   1,882,000
U.S. Treasury Note, 5.00%, 8/15/11..........................................................................  10,403,000



Venezuela 2.7%
Republic of Venezuela, 144A, 9.125%, 6/18/07................................................................   2,240,000

Total Long Term Investments (Cost $59,223,342)..............................................................

Short Term Investments .5%
New Zealand Treasury Bill, 10/09/02 (Cost $305,680).........................................................     650,000 NZD

Total Investments before Repurchase Agreement (Cost $59,529,022)............................................


/a/Repurchase Agreement 2.5%................................................................................
Dresdner Kleinwort Wasserstein Securities, LLC, 1.85%, 7/01/02 (Maturity Value $1,585,244) (Cost $1,585,000)
 Collateralized by U.S. Treasury Notes......................................................................   1,585,000

Total Investments (Cost $61,114,022) 97.6%..................................................................
Other Assets, less Liabilities 2.4%.........................................................................

Total Net Assets 100.0%.....................................................................................


                                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------
Long Term Investments (cont.)
Philippines 1.9%
Republic of Philippines, 10.625%, 3/16/25................................................................... $ 1,191,400
                                                                                                             -----------
Russia 3.3%
Federation of Russia,
  11.00%, 7/24/18...........................................................................................   1,940,717
  12.75%, 6/24/28...........................................................................................     126,230
  FRN, 3/31/30..............................................................................................      23,694
                                                                                                             -----------
                                                                                                               2,090,641
                                                                                                             -----------
Spain 2.1%
Government of Spain, 10.15%, 1/31/06........................................................................   1,367,027
                                                                                                             -----------
Sweden 1.0%
Kingdom of Sweden, 6.00%, 2/09/05...........................................................................     612,481
                                                                                                             -----------
United Kingdom 2.7%
United Kingdom,
  6.50%, 12/07/03...........................................................................................     422,413
  7.50%, 12/07/06...........................................................................................   1,338,353
                                                                                                             -----------
                                                                                                               1,760,766
                                                                                                             -----------
United States 19.5%
FNMA, 6.00%, 5/15/11........................................................................................   1,975,778
U.S. Treasury Note, 5.00%, 8/15/11..........................................................................  10,550,744
                                                                                                             -----------
                                                                                                              12,526,522
                                                                                                             -----------
Venezuela 2.7%
Republic of Venezuela, 144A, 9.125%, 6/18/07................................................................   1,731,136
                                                                                                             -----------
Total Long Term Investments (Cost $59,223,342)..............................................................  60,640,222
                                                                                                             -----------
Short Term Investments .5%
New Zealand Treasury Bill, 10/09/02 (Cost $305,680).........................................................     310,372
                                                                                                             -----------
Total Investments before Repurchase Agreement (Cost $59,529,022)............................................  60,950,594
                                                                                                             -----------

/a/Repurchase Agreement 2.5%................................................................................
Dresdner Kleinwort Wasserstein Securities, LLC, 1.85%, 7/01/02 (Maturity Value $1,585,244) (Cost $1,585,000)
 Collateralized by U.S. Treasury Notes......................................................................   1,585,000
                                                                                                             -----------
Total Investments (Cost $61,114,022) 97.6%..................................................................  62,535,594
Other Assets, less Liabilities 2.4%.........................................................................   1,565,847
                                                                                                             -----------
Total Net Assets 100.0%..................................................................................... $64,101,441
                                                                                                             -----------

Currency Abbreviations:
AUD- Australian Dollar
CAD- Canadian Dollar
DKK- Danish Krone
EUR- European Unit
GBP- British Pound
HKD- Hong Kong Dollar
NZD- New Zealand Dollar
SEK- Swedish Krona

/a/At June 30, 2002, all repurchase agreements had been entered into on June
   28, 2002.
/b/The principal amount is stated in U.S. dollars unless otherwise indicated.

TGI-8
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements


Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $ 61,114,022
                                                         ------------
             Value......................................   62,535,594
           Cash.........................................          274
           Receivables:
             Investment securities sold.................      630,489
             Capital shares sold........................          940
             Interest...................................    1,616,335
                                                         ------------
              Total assets..............................   64,783,632
                                                         ------------
         Liabilities:
           Payables:
             Investment securities purchased............      611,375
             Capital shares redeemed....................       27,771
             Affiliates.................................       33,165
           Other liabilities............................        9,880
                                                         ------------
              Total liabilities.........................      682,191
                                                         ------------
                Net assets, at value.................... $ 64,101,441
                                                         ------------
         Net assets consist of:
           Undistributed net investment income.......... $    592,768
           Net unrealized appreciation..................    1,518,245
           Accumulated net realized loss................  (12,496,081)
           Capital shares...............................   74,486,509
                                                         ------------
                Net assets, at value.................... $ 64,101,441
                                                         ------------
         Class 1:
           Net assets, at value......................... $ 62,467,739
                                                         ------------
           Shares outstanding...........................    5,095,090
                                                         ------------
           Net asset value and offering price per share. $      12.26
                                                         ------------
         Class 2:
           Net assets, at value......................... $  1,633,702
                                                         ------------
           Shares outstanding...........................      133,864
                                                         ------------
           Net asset value and offering price per share. $      12.20
                                                         ------------

                                                                          TGI-9
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)


Statement of Operations
for the period ended June 30, 2002 (unaudited)

Interest income:.............................................................. $1,745,672
                                                                               ----------
Expenses:
  Management fees (Note 3)....................................................    195,185
  Distribution fees - Class 2 (Note 3)........................................      1,797
  Transfer agent fees.........................................................      2,284
  Custodian fees..............................................................      1,231
  Professional fees...........................................................     10,599
  Trustees' fees and expenses.................................................        159
                                                                               ----------
    Total expenses............................................................    211,255
                                                                               ----------
       Net investment income..................................................  1,534,417
                                                                               ----------
Realized and unrealized gains (losses):
  Net realized loss from:
    Investments...............................................................   (109,128)
    Foreign currency transactions.............................................    (23,594)
                                                                               ----------
       Net realized loss......................................................   (132,722)
  Net unrealized appreciation on:
    Investments...............................................................  3,846,708
    Translation of assets and liabilities denominated in foreign currencies...     98,861
                                                                               ----------
       Net unrealized appreciation............................................  3,945,569
                                                                               ----------
Net realized and unrealized gain..............................................  3,812,847
                                                                               ----------
Net increase in net assets resulting from operations.......................... $5,347,264
                                                                               ----------

TGI-10
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)


Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001

                                                                                             Six Months         Year
                                                                                                Ended           Ended
                                                                                            June 30, 2002 December 31, 2001
                                                                                            ------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................................  $ 1,534,417    $  3,839,197
    Net realized loss from investments and foreign currency transactions...................     (132,722)     (4,508,098)
    Net unrealized appreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................    3,945,569       2,398,784
                                                                                            ------------------------------
                                                                                             -----------    ------------
     Net increase in net assets resulting from operations..................................    5,347,264       1,729,883
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................     (721,350)     (2,604,868)
     Class 2...............................................................................      (15,678)        (36,450)
                                                                                            ------------------------------
  Total distributions to shareholders......................................................     (737,028)     (2,641,318)
  Capital share transactions: (Note 2)
     Class 1...............................................................................   (5,809,005)    (16,473,714)
     Class 2...............................................................................      233,734          43,998
                                                                                            ------------------------------
  Total capital share transactions.........................................................   (5,575,271)    (16,429,716)
     Net decrease in net assets............................................................     (965,035)    (17,341,151)
Net assets:
  Beginning of period......................................................................   65,066,476      82,407,627
                                                                                            ------------------------------
  End of period............................................................................  $64,101,441    $ 65,066,476
                                                                                            ------------------------------
Undistributed net investment income included in net assets:
  End of period............................................................................  $   592,768    $   (204,621)
                                                                                            ------------------------------

                                                                         TGI-11
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of June 30, 2002, over 72% of the Fund's shares were sold through one insurance company. The Fund's investment objective is current income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.


TGI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Period Ended             Year Ended
                                                   June 30, 2002          December 31, 2001
                                               -----------------------------------------------
Class 1 Shares:                                 Shares      Amount      Shares       Amount
                                               -----------------------------------------------
Shares sold...................................  149,909  $ 1,746,170     891,523  $ 10,054,626
Shares issued in reinvestment of distributions   60,012      721,350     241,863     2,604,868
Shares redeemed............................... (713,600)  (8,276,525) (2,571,685)  (29,133,208)
                                               -----------------------------------------------
Net decrease.................................. (503,679) $(5,809,005) (1,438,299) $(16,473,714)
                                               -----------------------------------------------
Class 2 Shares:
Shares sold...................................   24,298  $   279,278   1,316,779  $ 15,116,152
Shares issued in reinvestment of distributions    1,310       15,678       3,397        36,450
Shares redeemed...............................   (5,201)     (61,222) (1,314,468)  (15,108,604)
                                               -----------------------------------------------
Net increase..................................   20,407  $   233,734       5,708  $     43,998
                                               -----------------------------------------------


                                                                         TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Franklin Advisers, Inc. (Advisers)                            Investment manager
Templeton Investment Counsel, LLC (TIC)                       Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           .625%        First $100 million
           .50%         Over $100 million, up to and including $250 million
           .45%         Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund, and receives fees from Advisers based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.


TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At December 31, 2001, the Fund had tax basis capital losses of $12,789,898, which may be carried over to offset future capital gains. Such losses expire as follows:

                Capital loss carryovers expiring in:
                  2002.............................. $ 1,294,963
                  2003..............................   1,605,323
                  2007..............................   5,870,061
                  2008..............................   2,370,518
                  2009..............................   1,649,033
                                                     -----------
                                                     $12,789,898
                                                     -----------

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and bond discounts and premiums.

At June 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes of $61,728,216 was as follows:

                    Unrealized appreciation.... $ 2,944,916
                    Unrealized depreciation....  (2,137,538)
                                                -----------
                    Net unrealized appreciation $   807,378
                                                -----------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $2,840,862 and $5,799,775, respectively.

                                                                         TGI-15

                                               TEMPLETON GROWTH SECURITIES FUND


--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

--------------------------------------------------------------------------------

During the six months ended June 30, 2002, international investors faced a challenging period, as evidenced by the 8.12% decline in U.S. dollar terms of the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index. Geographically, one of the worst-performing regions was Europe, falling 4.33%, while the emerging markets finished better, up 2.07%. Energy, electric utilities, materials and consumer staples recorded positive returns while all other sectors within the MSCI AC World Free Index recorded negative returns, with the worst performance coming from telecommunications, an area where valuations remained high./1/

In the simplest of terms, stock markets historically have not liked uncertainty. During the reporting period several phenomena hit investors full force, and their risk aversion understandably increased. A few large scale accounting misrepresentations -- mostly by U.S. companies and auditors -- and conflicts of interest by Wall Street firms made headlines, effectively eroding confidence in the world's largest financial system and corporate America in general. Poor corporate earnings visibility surprised many investors who had hurried back to the market in late 2001 expecting the U.S. Federal Reserve Board's policy of monetary easing would improve economic fundamentals more rapidly than what actually occurred. Politically, the ongoing threat of terrorism as well as escalating geopolitical tensions in the Middle East and elsewhere continued to weaken investor sentiment. Risk premiums rose in response, and companies that previously had affordable access to short-term commercial paper, a generally lower-cost alternative to bank loans, were faced with finding more expensive financing. While any of these factors alone might not be enough to cause the sell-off we experienced during the reporting period, when accompanied by the persistently high valuations assigned to many of the developed world's most well-known and broadly held stocks, significant weakness seemed inevitable.

1. Source: Standard & Poor's Micropal. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Index Descriptions following the Fund Summaries.

[GRAPHIC]
Geographic Distribution
Templeton Growth Securities Fund
Based on Total Net Assets
6/30/02

[PIE CHART APPEARS HERE WITH FOLLOWING INFORMATION]

Europe                     37.9%
North America              30.7%
Asia                       19.7%
Latin America               4.2%
Australia/New Zealand       3.6%
Short-Term Investments &
Other Net Assets            3.9%

Within this difficult environment, Templeton Growth Securities Fund managed to outperform its benchmark, the MSCI AC World Free Index, for the six-month period ended June 30, 2002./1/ We attribute our relatively favorable performance to our careful stock selection among defensive and undervalued securities.

Until this year, the U.S. dollar had appreciated against most major currencies, with few interruptions, since 1995. Although we do not attempt to forecast currency movements, we believed the euro (the currency of the 12 countries comprising the European Monetary Union) seemed undervalued versus the dollar, making shopping abroad with U.S. dollars a compelling diversification exercise. By period-end, the dollar gave up some of its lead, falling about 10% since January. We expect continued pressure on the dollar over the short term; however, we believe sharp and sudden collapse is unlikely.

Our U.S. exposure continued to fall, from 28.8% of total net assets on December 31, 2001, to 27.5% on June 30, 2002. Although diminishing U.S. equity markets reduced our allocation during the six-month period, we also trimmed exposure to some companies after their stock prices rose, and we were unable to find enough compelling bargains to replace them. Our holdings in economically defensive sectors such as food products (H.J. Heinz), household products (Procter & Gamble), aerospace and defense (Raytheon), insurance (Allstate and Torchmark), and food and drug retailing (Alberston's) held up well, benefiting from defensive revenue streams and undemanding valuations, in our opinion. With the exception of Alberston's, we reduced our positions in these solidly performing companies.

Foreign share valuations remained more attractive to us compared with those in the U.S., and for the first time in many years, the Fund's largest regional weighting was Europe, at 37.9% of total net assets on June 30, 2002. While Europe struggled with slower growth and poorer demographics than most of Asia, the region appeared to gain traction with broader reforms. Industry consolidation across country borders is occurring with increasing frequency now that the euro is in circulation. Post elections in France, we are cautiously optimistic that tax reform similar to Germany's can take hold in France as well as other countries. Overall, careful stock selection in undervalued and defensive sectors helped Fund performance despite a generally declining European market. Of the Fund's U.K. positions, food producer Unilever, multiline retailer Marks & Spencer, industrial conglomerate Smiths Group, and aerospace and defense company BAE Systems all turned in solid



                     Top 10 Holdings
                     Templeton Growth
                     Securities Fund
                     6/30/02

                     Company
                     Sector/Industry,            % of Total
                     Country                     Net Assets
                     --------------------------------------

                     Shell Transport & Trading
                     Co. PLC                        1.9%
                     Oil & Gas, U.K.

                     Eni SpA                        1.7%
                     Oil & Gas, Italy

                     BAE Systems PLC                1.6%
                     Aerospace & Defense, U.K.

                     Cheung Kong Holdings Ltd.      1.6%
                     Real Estate, Hong Kong

                     Albertson's Inc.               1.6%
                     Food & Drug Retailing, U.S.

                     HSBC Holdings PLC              1.6%
                     Banks, Hong Kong

                     E.ON AG                        1.6%
                     Electric Utilities, Germany

                     Koninklijke Philips
                     Electronics NV                 1.5%
                     Household Durables,
                     Netherlands

                     Akzo Nobel NV                  1.5%
                     Chemicals, Netherlands

                     Samsung Electronics
                     Co. Ltd.                       1.4%
                     Semiconductor Equipment
                     & Products, South Korea


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

performances. In our oil and gas holdings, Italian oil company Eni SpA and U.K. petroleum giant Shell Transport & Trading continued higher largely due to restructuring efforts and stronger oil prices. On the whole, Europe offers many solidly run multinational companies that appear to have been far less aggressive at boosting operating performance with accounting gimmickry. Despite Europe's underperformance during the six-month period, we are sanguine at the prospects offered there. In our opinion, once a global recovery takes hold, European companies and their relatively undemanding valuations could again attract investor attention.

With the exception of Japan, Asia's restructuring efforts in recent years have dramatically improved the balance sheets of many corporations in this region. Most impressively, Asia (ex Japan) continued to trade at a significant discount to "developed markets" despite having profitability levels matching the developed market ratios. Hong Kong has a strong record at generating free cash flow and arguably the most tangible and quoted assets in the world. At a time when investors are wary of tainted balance sheets, tangible assets become even more appealing. The Fund's two largest Asian positions were Hong Kong listed companies HSBC and Cheung Kong Holdings. The largest improvement in Asian restructuring terms was seen in South Korea, a prime example being General Motors' takeover of Daewoo, which reveals the South Korean government's willingness to allow foreign companies to purchase some of its key assets. Pent-up consumer demand resurfaced in the form of increased personal spending, and banks issued personal loans on an unprecedented basis. South Korea also posted strong performance, and the Fund benefited from its position in Samsung Electronics. In Japan, we remained underweighted versus the MSCI AC World Free Index as we are still pessimistic regarding the country's economic recovery. In our opinion, valuations, while more compelling than years ago in most cases, remain hampered by the need for real reform and true restructuring. During the period, we initiated a position in Komatsu and slightly increased our Nippon Telegraph & Telephone holdings. We will continue studying Japan in the hopes of finding opportunities.

In the technology sector, we remained underweighted primarily because we believe expectations remain overly optimistic and valuations are still ahead of any real improvement in fundamentals. However, we did initiate small positions in a few companies, including Indian IT consulting and services company Satyam Computers Services, Chinese wireless telecommunication services operator China Mobile, and electronic equipment and instruments companies Jabil Circuit (U.S.) and Celestica (Canada).

Looking forward, we anticipate continued volatility for the near- to intermediate-term, which we believe plays to our strength as stock-pickers. Our outlook for the U.S. economy is cautious as it remains to be seen whether consumer spending can maintain its pace given the continued announcements of layoffs and cost-cutting efforts across corporate America. However, we believe growth will eventually resume, stimulated by low interest rates and government spending, and we expect our more cyclical holdings to participate in the recovery. For the long term, we believe the global economy and its equity markets will recover in due course. In the meantime, we continue to search for the best bargains in the world, knowing that if they meet our rigorous analytical criteria, we have the patience to wait for their value to be realized.



 This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 6/30/02

Templeton Growth Securities Fund - Class 1 delivered a -3.06% cumulative total return for the six-month period ended 6/30/02. Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

      Templeton Growth Securities Fund - Class 1
      Periods ended 6/30/02
                                                                  Since
                                                                Inception
                                                 1-Year 5-Year  (3/15/94)
      -------------------------------------------------------------------
             Cumulative Total Return             -3.92% +28.39% +106.17%
             Average Annual Total Return         -3.92%  +5.13%   +9.12%
             Value of $10,000 Investment         $9,608 $12,839  $20,617


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Templeton Growth Securities
Fund - Class 1


 Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.


 Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                           TG-5
              Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights



                                                                              Class 1
                                                -------------------------------------------------------------------
                                                Six Months Ended               Year Ended December 31,
                                                 June 30, 2002   --------------------------------------------------
                                                  (unaudited)      2001       2000       1999      1998      1997
                                                -------------------------------------------------------------------
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period...........     $  11.09     $  13.76  $    15.63  $  14.77  $  15.34  $  13.80
                                                ---------------- --------  ----------  --------  --------  --------
Income from investment operations:
  Net investment income/a/.....................          .12          .26         .30       .28       .35       .33
  Net realized and unrealized gains (losses)...         (.46)        (.36)       (.15)     2.66       .98      1.53
                                                ---------------- --------  ----------  --------  --------  --------
Total from investment operations...............         (.34)        (.10)        .15      2.94      1.33      1.86
                                                ---------------- --------  ----------  --------  --------  --------
Less distributions from:
  Net investment income........................         (.24)        (.28)       (.27)     (.36)     (.41)     (.24)
  Net realized gains...........................         (.22)       (2.29)      (1.75)    (1.72)    (1.49)     (.08)
                                                ---------------- --------  ----------  --------  --------  --------
Total distributions............................         (.46)       (2.57)      (2.02)    (2.08)    (1.90)     (.32)
                                                ---------------- --------  ----------  --------  --------  --------
Net asset value, end of period.................     $  10.29     $  11.09  $    13.76  $  15.63  $  14.77  $  15.34
                                                ---------------- --------  ----------  --------  --------  --------

Total return/b/................................      (3.06)%       (.98)%       1.74%    21.04%     8.98%    13.50%

Ratios/supplemental data
Net assets, end of period (000's)..............     $869,819     $996,725  $1,163,637  $708,310  $747,080  $758,445
Ratios to average net assets:
  Expenses.....................................         .90%/c/      .85%        .88%      .88%      .88%      .88%
  Net investment income........................        2.26%/c/     2.13%       2.18%     1.87%     2.27%     2.49%
Portfolio turnover rate........................       17.22%       31.05%      69.67%    46.54%    32.30%    24.81%



/a/Based on average shares outstanding effective year ended December 31, 1999. /b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/Annualized

                      See notes to financial statements.
TG-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

                                                                   Class 2
                                                -------------------------------------------
                                                Six Months Ended    Year Ended December 31,
                                                 June 30, 2002   -----------------------------
                                                  (unaudited)       2001      2000    1999/c/
                                                ---------------- --------   -------  ------
Per share operating performance
(For a share outstanding throughout the period)
Net asset value, beginning of period...........     $  11.01     $  13.69   $ 15.60  $15.34
                                                ---------------- --------   -------  ------
Income from investment operations:
  Net investment income/a/.....................          .11          .21       .25     .17
  Net realized and unrealized gains (losses)...         (.45)        (.34)     (.15)   2.17
                                                ---------------- --------   -------  ------
Total from investment operations...............         (.34)        (.13)      .10    2.34
                                                ---------------- --------   -------  ------
Less distributions from:
  Net investment income........................         (.23)        (.26)     (.26)   (.36)
  Net realized gains...........................         (.22)       (2.29)    (1.75)  (1.72)
                                                ---------------- --------   -------  ------
Total distributions............................         (.45)       (2.55)    (2.01)  (2.08)
                                                ---------------- --------   -------  ------
Net asset value, end of period.................     $  10.22     $  11.01   $ 13.69  $15.60
                                                ---------------- --------   -------  ------

Total return/b/................................       (3.13)%     (1.31)%     1.47%  16.35%

Ratios/supplemental data
Net assets, end of period (000's)..............     $155,022     $113,925   $79,043  $4,483
Ratios to average net assets:
  Expenses.....................................        1.15%/d/     1.10%     1.12%   1.14%/d/
  Net investment income........................        2.09%/d/     1.80%     1.87%   1.17%/d/
Portfolio turnover rate........................       17.22%       31.05%    69.67%  46.54%

/a/Based on average shares outstanding.
/b/Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
/c/For the period January 6, 1999 (effective date ) to December 31, 1999. /d/Annualized

                                                                           TG-7
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited)

                                               COUNTRY      SHARES      VALUE
--------------------------------------------------------------------------------
Common Stocks 94.7%
Aerospace & Defense 2.7%
BAE Systems PLC............................ United Kingdom 3,247,043 $16,580,182
BAE Systems PLC, 144A...................... United Kingdom    35,823     182,921
Raytheon Co................................ United States      2,504     102,038
Rolls-Royce PLC............................ United Kingdom 4,427,334  10,932,355
                                                                     -----------
                                                                      27,797,496
                                                                     -----------
Airlines .9%
Singapore Airlines Ltd.....................   Singapore    1,303,100   9,514,640
                                                                     -----------
Automobiles .8%
Volkswagen AG..............................    Germany       165,400   8,036,739
                                                                     -----------
Banks 8.5%
Abbey National PLC......................... United Kingdom 1,006,120  11,839,232
Australia & New Zealand Banking Group Ltd..   Australia    1,039,334  11,254,366
DBS Group Holdings Ltd.....................   Singapore      725,000   5,088,439
Foreningssparbanken AB, A..................     Sweden       350,000   4,436,671
HSBC Holdings PLC..........................   Hong Kong    1,415,201  16,238,628
Lloyds TSB Group PLC....................... United Kingdom 1,406,237  13,996,780
San Paolo-IMI SpA..........................     Italy      1,022,000  10,254,721
/a/UBS AG..................................  Switzerland     270,250  13,591,945
                                                                     -----------
                                                                      86,700,782
                                                                     -----------
Chemicals 5.6%
Akzo Nobel NV..............................  Netherlands     355,200  15,466,509
BASF AG....................................    Germany       253,200  11,740,282
Bayer AG, Br...............................    Germany       418,290  13,260,556
DSM NV, Br.................................  Netherlands     199,950   9,279,105
Lyondell Chemical Co....................... United States    533,830   8,060,833
                                                                     -----------
                                                                      57,807,285
                                                                     -----------
Commercial Services & Supplies 1.0%
Waste Management Inc....................... United States    415,640  10,827,422
                                                                     -----------
Communications Equipment .2%
/a/Nortel Networks Corp....................     Canada     1,478,060   2,143,187
                                                                     -----------
Computers & Peripherals 2.5%
/a/EMC Corp................................ United States  1,083,940   8,183,747
Hewlett-Packard Co......................... United States    557,390   8,516,919
NEC Corp...................................     Japan      1,290,000   8,975,972
                                                                     -----------
                                                                      25,676,638
                                                                     -----------
Diversified Financials 2.8%
Merrill Lynch & Co. Inc.................... United States    250,000  10,125,000
Nomura Holdings Inc........................     Japan        726,000  10,660,437
Swire Pacific Ltd., A......................   Hong Kong    1,552,300   7,940,662
                                                                     -----------
                                                                      28,726,099
                                                                     -----------
Diversified Telecommunication Services 7.5%
AT&T Corp.................................. United States    500,000   5,350,000
Cable & Wireless PLC....................... United Kingdom 3,013,466   7,682,258
KT Corp., ADR..............................  South Korea     651,550  14,106,058
Nippon Telegraph & Telephone Corp..........     Japan          3,501  14,400,075
SBC Communications Inc..................... United States    353,280  10,775,040

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                  COUNTRY      SHARES      VALUE
-----------------------------------------------------------------------------------
Common Stocks (cont.)
Diversified Telecommunication Services (cont.)
Telecom Corp. of New Zealand Ltd..............  New Zealand   2,415,827 $ 5,784,712
/a/Telefonica SA..............................     Spain      1,067,040   8,957,336
Telefonos de Mexico SA de CV (TELMEX), L, ADR.     Mexico       315,225  10,112,418
WorldCom Inc.-WorldCom Group.................. United States    765,410      76,541
                                                                        -----------
                                                                         77,244,438
                                                                        -----------
Electric Utilities 5.1%
E.ON AG.......................................    Germany       278,000  16,198,546
Endesa SA.....................................     Spain        400,000   5,811,014
Hong Kong Electric Holdings Ltd...............   Hong Kong    2,683,498  10,028,778
Iberdrola SA, Br..............................     Spain        831,200  12,108,122
Korea Electric Power Corp.....................  South Korea     458,200   8,379,385
                                                                        -----------
                                                                         52,525,845
                                                                        -----------
Electrical Equipment .8%
Alstom SA.....................................     France       770,230   8,146,839
                                                                        -----------
Electronic Equipment & Instruments 3.4%
/a/Celestica Inc..............................     Canada       470,940  10,695,047
Hitachi Ltd...................................     Japan      1,820,500  11,771,129
/a/Jabil Circuit Inc.......................... United States    370,300   7,817,033
/a/Solectron Corp............................. United States    677,570   4,167,056
                                                                        -----------
                                                                         34,450,265
                                                                        -----------
Food & Drug Retailing 3.9%
Albertson's Inc............................... United States    537,800  16,381,388
J.Sainsbury PLC............................... United Kingdom 1,854,319  10,062,152
/a/The Kroger Co.............................. United States    654,190  13,018,381
                                                                        -----------
                                                                         39,461,921
                                                                        -----------
Food Products 3.4%
General Mills Inc............................. United States    305,670  13,473,934
H.J. Heinz Co................................. United States    230,419   9,470,221
/a/Smucker JM Co.............................. United States      2,676      91,325
Unilever PLC.................................. United Kingdom 1,244,800  11,346,377
                                                                        -----------
                                                                         34,381,857
                                                                        -----------
Gas Utilities 1.3%
TransCanada PipeLines Ltd.....................     Canada       895,913  13,548,556
                                                                        -----------
Health Care Providers & Services .9%
CIGNA Corp.................................... United States     94,950   9,250,029
                                                                        -----------
Hotels Restaurants & Leisure .6%
Carnival Corp................................. United States    204,140   5,652,637
                                                                        -----------
Household Durables 2.1%
Koninklijke Philips Electronics NV............  Netherlands     562,480  15,704,067
Newell Rubbermaid Inc......................... United States    159,593   5,595,331
                                                                        -----------
                                                                         21,299,398
                                                                        -----------
Household Products
Procter & Gamble Co........................... United States      3,090     275,937
                                                                        -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                         COUNTRY       SHARES      VALUE
    -----------------------------------------------------------------------
    Common Stocks (cont.)
    Industrial Conglomerates 2.2%
    Hutchison Whampoa Ltd............   Hong Kong     1,068,000 $ 7,975,820
    Smiths Group PLC................. United Kingdom    850,100  11,039,923
    Tyco International Ltd........... United States     262,920   3,552,049
                                                                -----------
                                                                 22,567,792
                                                                -----------
    Insurance 5.2%
    Ace Ltd..........................    Bermuda        302,000   9,543,200
    Allstate Corp.................... United States     271,990  10,058,190
    American International Group Inc. United States      20,600   1,405,538
    AXA SA...........................     France        526,640   9,632,390
    Sampo-Leonia OY, A...............    Finland        354,000   2,761,910
    Swiss Reinsurance Co.............  Switzerland       29,200   3,861,750
    Torchmark Corp................... United States     135,740   5,185,268
    XL Capital Ltd., A...............    Bermuda        127,100  10,765,370
                                                                -----------
                                                                 53,213,616
                                                                -----------
    Internet Software & Services .4%
    /a/VeriSign Inc.................. United States     523,215   3,761,916
                                                                -----------
    It Consulting & Services .5%
    Satyam Computers Services Ltd....     India       1,078,580   5,082,748
                                                                -----------
    Machinery 3.9%
    Invensys PLC..................... United Kingdom  5,630,280   7,637,943
    Komatsu Ltd......................     Japan       2,400,000   8,590,022
    Sandvik AB.......................     Sweden        440,000  10,987,492
    Volvo AB, B......................     Sweden        595,620  12,346,034
                                                                -----------
                                                                 39,561,491
                                                                -----------
    Media 1.2%
    APN News & Media Ltd.............   Australia     2,683,903   5,499,122
    United Business Media PLC........ United Kingdom  1,074,184   7,122,367
                                                                -----------
                                                                 12,621,489
                                                                -----------
    Metals & Mining 4.0%
    /a/AK Steel Holding Corp......... United States     795,400  10,189,074
    Barrick Gold Corp................     Canada        348,800   6,623,712
    BHP Billiton PLC.................   Australia     2,434,080  13,263,781
    POSCO............................  South Korea       98,092  10,885,521
                                                                -----------
                                                                 40,962,088
                                                                -----------
    Multiline Retail 2.0%
    Marks & Spencer Group PLC........ United Kingdom  1,682,247   9,557,930
    Sears, Roebuck & Co.............. United States     208,370  11,314,491
                                                                -----------
                                                                 20,872,421
                                                                -----------
    Oil & Gas 6.7%
    Burlington Resources Inc......... United States     193,400   7,349,200
    Eni SpA..........................     Italy       1,081,305  17,193,066
    Occidental Petroleum Corp........ United States     278,380   8,348,616
    PetroChina Co. Ltd., H...........     China      29,950,000   6,374,015
    Repsol YPF SA....................     Spain         833,660   9,830,430
    Shell Transport & Trading Co. PLC United Kingdom  2,540,483  19,168,050
                                                                -----------
                                                                 68,263,377
                                                                -----------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, June 30, 2002 (unaudited) (cont.)

                                                                                                COUNTRY       SHARES
------------------------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Paper & Forest Products 3.2%
Bowater Inc................................................................................. United States      191,800
International Paper Co...................................................................... United States      240,000
UPM-Kymmene Corp............................................................................    Finland         312,200



Pharmaceuticals 6.2%
Abbott Laboratories......................................................................... United States      230,310
Bristol-Myers Squibb Co..................................................................... United States      510,430
/a/Elan Corp. PLC, ADR...................................................................... Irish Republic     448,870
Merck KGAA..................................................................................    Germany         316,440
Mylan Laboratories Inc...................................................................... United States      264,440
Pharmacia Corp.............................................................................. United States      379,150
/a/Shire Pharmaceuticals Group PLC.......................................................... United Kingdom     880,440



Real Estate 1.6%
Cheung Kong Holdings Ltd....................................................................   Hong Kong      2,011,499

Road & Rail .8%
East Japan Railway Co.......................................................................     Japan            1,316
Nippon Express Co. Ltd......................................................................     Japan          454,000



Semiconductor Equipment & Products 1.6%
/a/Agere Systems Inc., A.................................................................... United States    1,379,680
Samsung Electronics Co. Ltd.................................................................  South Korea        53,920



Wireless Telecommunication Services 1.2%
/a/AT&T Wireless Services Inc............................................................... United States    1,000,000
/a/China Mobile (Hong Kong) Ltd.............................................................     China        1,672,500
SK Telecom Co. Ltd., ADR....................................................................  South Korea        54,400



Total Common Stocks (Cost $1,021,731,007)...................................................

Preferred Stocks 1.4%
Volkswagen AG, pfd..........................................................................    Germany          60,000
Cia Vale Do Rio Doce, ADR, pfd. A...........................................................     Brazil         120,000
Petroleo Brasileiro SA, ADR, pfd............................................................     Brazil         350,000
Petroleo Brasileiro SA, pfd.................................................................     Brazil         157,470

Total Preferred Stocks (Cost $18,954,432)...................................................

Total Long Term Investments (Cost $1,040,685,439)...........................................


                                                                                                             PRINCIPAL
                                                                                                              AMOUNT
                                                                                                            -----------
/b/Repurchase Agreement 3.2%
Dresdner Bank AG., 1.85%, 7/01/02 (Maturity Value $33,402,149) (Cost 33,397,000)............ United States  $33,397,000
Collateralized by U.S.Treasury Bills, Notes, and Bonds, and U.S.Government Agency Securities

Total Investments (Cost $1,074,082,439) 99.3%...............................................
Other Assets, less Liabilities .7%..........................................................

Total Net Assets 100%.......................................................................

                                                                                                 VALUE
-----------------------------------------------------------------------------------------------------------
Common Stocks (cont.)
Paper & Forest Products 3.2%
Bowater Inc................................................................................. $   10,428,166
International Paper Co......................................................................     10,459,200
UPM-Kymmene Corp............................................................................     12,289,930
                                                                                             --------------
                                                                                                 33,177,296
                                                                                             --------------
Pharmaceuticals 6.2%
Abbott Laboratories.........................................................................      8,671,172
Bristol-Myers Squibb Co.....................................................................     13,118,051
/a/Elan Corp. PLC, ADR......................................................................      2,455,319
Merck KGAA..................................................................................      8,516,029
Mylan Laboratories Inc......................................................................      8,290,194
Pharmacia Corp..............................................................................     14,199,168
/a/Shire Pharmaceuticals Group PLC..........................................................      7,783,666
                                                                                             --------------
                                                                                                 63,033,599
                                                                                             --------------
Real Estate 1.6%
Cheung Kong Holdings Ltd....................................................................     16,762,599
                                                                                             --------------
Road & Rail .8%
East Japan Railway Co.......................................................................      6,159,486
Nippon Express Co. Ltd......................................................................      2,405,223
                                                                                             --------------
                                                                                                  8,564,709
                                                                                             --------------
Semiconductor Equipment & Products 1.6%
/a/Agere Systems Inc., A....................................................................      1,931,552
Samsung Electronics Co. Ltd.................................................................     14,746,200
                                                                                             --------------
                                                                                                 16,677,752
                                                                                             --------------
Wireless Telecommunication Services 1.2%
/a/AT&T Wireless Services Inc...............................................................      5,850,000
/a/China Mobile (Hong Kong) Ltd.............................................................      4,953,205
SK Telecom Co. Ltd., ADR....................................................................      1,348,575
                                                                                             --------------
                                                                                                 12,151,780
                                                                                             --------------
Total Common Stocks (Cost $1,021,731,007)...................................................    970,742,683
                                                                                             --------------
Preferred Stocks 1.4%
Volkswagen AG, pfd..........................................................................      1,931,737
Cia Vale Do Rio Doce, ADR, pfd. A...........................................................      3,114,000
Petroleo Brasileiro SA, ADR, pfd............................................................      6,090,000
Petroleo Brasileiro SA, pfd.................................................................      2,743,712
                                                                                             --------------
Total Preferred Stocks (Cost $18,954,432)...................................................     13,879,449
                                                                                             --------------
Total Long Term Investments (Cost $1,040,685,439)...........................................    984,622,132
                                                                                             --------------




/b/Repurchase Agreement 3.2%
Dresdner Bank AG., 1.85%, 7/01/02 (Maturity Value $33,402,149) (Cost 33,397,000)............     33,397,000
Collateralized by U.S.Treasury Bills, Notes, and Bonds, and U.S.Government Agency Securities
                                                                                             --------------
Total Investments (Cost $1,074,082,439) 99.3%...............................................  1,018,019,132
Other Assets, less Liabilities .7%..........................................................      6,822,044
                                                                                             --------------
Total Net Assets 100%....................................................................... $1,024,841,176
                                                                                             --------------

/a/Non-income producing
/b/At June 30, 2002, all repurchase agreements held by the Fund had been entered into on June 28, 2002.

                                                                          TG-11
                       See notes to financial statements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
June 30, 2002 (unaudited)

         Assets:
           Investments in securities:
             Cost....................................... $1,074,082,439
                                                         --------------
             Value......................................  1,018,019,132
           Foreign currency, at value (cost $6,807,223).      7,152,077
           Receivables:.................................
             Investment securities sold.................     20,052,236
             Capital shares sold........................        417,137
             Dividends and interest.....................      3,137,766
                                                         --------------
              Total assets..............................  1,048,778,348
                                                         --------------
         Liabilities:
           Payables:
             Investment securities purchased............     13,906,298
             Capital shares redeemed....................      8,778,317
             Affiliates.................................        757,634
             Reports to shareholders....................        148,712
           Funds advanced by custodian..................        221,547
           Other liabilities............................        124,664
                                                         --------------
              Total liabilities.........................     23,937,172
                                                         --------------
                Net assets, at value.................... $1,024,841,176
                                                         --------------
         Net assets consist of:
           Undistributed net investment income.......... $   12,025,124
           Net unrealized depreciation..................   (55,692,783)
           Accumulated net realized loss................    (1,361,854)
           Capital shares...............................  1,069,870,689
                                                         --------------
                Net assets, at value.................... $1,024,841,176
                                                         --------------
         Class 1:
           Net asset, at value.......................... $  869,819,088
                                                         --------------
           Shares outstanding...........................     84,495,785
                                                         --------------
           Net asset value and offering price per share. $        10.29
                                                         --------------
         Class 2:
           Net asset, at value.......................... $  155,022,088
                                                         --------------
           Shares outstanding...........................     15,168,000
                                                         --------------
           Net asset value and offering price per share. $        10.22
                                                         --------------

TG-12
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the six months ended June 30, 2002 (unaudited)

Investment income:
  (net of foreign taxes and fees of $1,454,404)
  Dividends................................................................... $ 16,132,436
  Interest....................................................................      647,440
                                                                               ------------
    Total investment income...................................................   16,779,876
                                                                               ------------
Expenses:
  Management fees (Note 3)....................................................    4,303,493
  Distribution fees - Class 2 (Note 3)........................................      169,444
  Custodian fees..............................................................      115,565
  Reports to shareholders.....................................................      160,447
  Other.......................................................................       55,032
                                                                               ------------
    Total expenses............................................................    4,803,981
                                                                               ------------
       Net investment income..................................................   11,975,895
                                                                               ------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments...............................................................      792,998
    Foreign currency transactions.............................................      (83,730)
                                                                               ------------
       Net realized gain......................................................      709,268
  Net unrealized appreciation (depreciation) on:
    Investments...............................................................  (44,507,704)
    Translation of assets and liabilities denominated in foreign currencies...      521,665
                                                                               ------------
       Net unrealized depreciation............................................  (43,986,039)
                                                                               ------------
Net realized and unrealized loss..............................................  (43,276,771)
                                                                               ------------
Net decrease in net assets resulting from operations.......................... $(31,300,876)
                                                                               ------------



                                                                          TG-13
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended June 30, 2002 (unaudited) and year ended December 31, 2001

                                                                                            Six Months Ended    Year Ended
                                                                                             June 30, 2002   December 31, 2001
                                                                                            ---------------- -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income..................................................................  $   11,975,895   $   23,937,177
    Net realized gain from investments and foreign currency transactions...................         709,268       20,181,710
    Net unrealized depreciation on investments and translation of assets and liabilities
     denominated in foreign currencies.....................................................     (43,986,039)     (56,838,661)
                                                                                            ---------------- -----------------
     Net decrease in net assets resulting from operations..................................     (31,300,876)     (12,719,774)
  Distributions to shareholders from:
    Net investment income:
     Class 1...............................................................................     (20,070,527)     (21,511,485)
     Class 2...............................................................................      (3,259,082)      (1,649,342)
    Net realized gains:
     Class 1...............................................................................     (18,428,918)    (179,283,207)
     Class 2...............................................................................      (3,204,573)     (14,800,192)
                                                                                            ---------------- -----------------
  Total distributions to shareholders......................................................    (44,963,100)     (217,244,226)
  Capital Share transactions: (Note 2)
     Class 1...............................................................................     (32,013,154)      17,018,594
     Class 2...............................................................................      52,468,333       50,914,824
                                                                                            ---------------- -----------------
  Total capital share transactions.........................................................      20,455,179       67,933,418
     Net decrease in net assets............................................................     (55,808,797)    (162,030,582)
Net assets:
  Beginning of period......................................................................   1,080,649,973    1,242,680,555
                                                                                            ---------------- -----------------
  End of period............................................................................  $1,024,841,176   $1,080,649,973
                                                                                            ---------------- -----------------
Undistributed net investment income included in net assets:
  End of period............................................................................  $   12,025,124   $   23,378,838
                                                                                            ---------------- -----------------

TG-14
                      See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company consisting of twenty-four series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund's investment objective is capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risk of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                    Six Months Ended               Year Ended
                                                      June 30, 2002             December 31, 2001
                                               --------------------------  ---------------------------
                                                  Shares        Amount        Shares        Amount
Class 1 Shares:                                -----------  -------------  -----------  -------------
Shares sold...................................  20,985,575  $ 232,490,318   34,407,516  $ 411,498,298
Shares issued in reinvestment of distributions   3,694,764     38,499,445   17,864,296    200,794,692
Shares redeemed............................... (24,347,351)  (303,002,917) (49,693,524)  (595,274,396)
                                               ------------------------------------------------------
Net increase (decrease).......................  (2,667,012) $ (32,013,154)   2,578,288  $  17,018,594
                                               ------------------------------------------------------
Class 2 Shares:
Shares sold...................................   9,132,568  $ 100,109,045   24,877,364  $ 299,417,251
Shares issued in reinvestment of distributions     624,508      6,463,654    1,471,336     16,449,534
Shares redeemed...............................  (4,934,346)   (54,104,366) (21,775,179)  (264,951,961)
                                               ------------------------------------------------------
Net increase..................................   4,822,730  $  52,468,333    4,573,521  $  50,914,824
                                               ------------------------------------------------------

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity                                                        Affiliation
------------------------------------------------------------------------------------
Franklin Templeton Services, LLC (FT Services)                Administrative manager
Templeton Global Advisors Ltd. (TGAL)                         Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

    Annualized Fee Rate Daily Net Assets
    -----------------------------------------------------------------------
           1.00%        First $100 million
           .90%         Over $100 million, up to and including $250 million
           .80%         Over $250 million, up to and including $500 million
           .75%         Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

At December 31, 2001, the Fund had deferred currency losses occurring subsequent to October 31, 2001 of $132,538. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

Net investment income (loss) differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At June 30, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $1,076,016,936 was as follows:

                   Unrealized appreciation.... $ 115,158,050
                   Unrealized depreciation....  (173,155,854)
                                               -------------
                   Net unrealized depreciation $ (57,997,804)
                                               -------------

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $256,534,707 and $171,276,259 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation

At December 31, 2001, more than 50% of the Templeton Growth Securities Funds total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The Following tables provide a breakdown by country of foreign source income and foreign taxes paid, as designated by the Fund, to Class 1 and Class 2 shareholders of record on June 17, 2002.

                               Class 1                   Class 2
                      ------------------------- -------------------------
                      Foreign Tax    Foreign    Foreign Tax    Foreign
                         Paid     Source Income    Paid     Source Income
       Country         Per Share    Per Share    Per Share    Per Share
       ------------------------------------------------------------------
       Argentina.....    0.0000       0.0021       0.0000       0.0020
       Australia.....    0.0000       0.0101       0.0000       0.0097
       Bermuda.......    0.0000       0.0033       0.0000       0.0032
       Brazil........    0.0047       0.0283       0.0047       0.0271
       Canada........    0.0011       0.0048       0.0011       0.0046
       China.........    0.0000       0.0054       0.0000       0.0051
       Finland.......    0.0013       0.0069       0.0013       0.0066
       France........    0.0002       0.0013       0.0002       0.0012
       Germany.......    0.0014       0.0110       0.0014       0.0105
       Hong Kong.....    0.0000       0.0235       0.0000       0.0225
       Italy.........    0.0004       0.0023       0.0004       0.0022
       Japan.........    0.0006       0.0034       0.0006       0.0033
       Mexico........    0.0003       0.0033       0.0003       0.0031
       Netherlands...    0.0016       0.0085       0.0016       0.0081
       New Zealand...    0.0004       0.0019       0.0004       0.0018
       Singapore.....    0.0004       0.0044       0.0004       0.0042
       South Korea...    0.0015       0.0072       0.0015       0.0069
       Spain.........    0.0017       0.0088       0.0017       0.0084
       Sweden........    0.0016       0.0085       0.0016       0.0081
       Switzerland...    0.0004       0.0023       0.0004       0.0022
       United Kingdom    0.0056       0.0427       0.0056       0.0408
                      ---------------------------------------------------
       TOTAL.........   $0.0232      $0.1900      $0.0232      $0.1816
                      ---------------------------------------------------

Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                             INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.
--------------------------------------------------------------------------------
Credit Suisse First Boston High Yield (CSFB HY) Index is a trader-priced portfolio constructed to mirror the high yield debt market.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return for the Dow is calculated by Wilshire Associates, Inc.
--------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.
--------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $U.S.
--------------------------------------------------------------------------------
J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.
--------------------------------------------------------------------------------
Lipper VIP Equity Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity
Income Funds Classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as a fund that seeks relatively high current income and growth of income through investing at least 65% of its portfolio in dividend paying equity securities. As of 6/30/02, there were 49 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.

--------------------------------------------------------------------------------
Lipper VIP High Current Yield Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds are defined as a fund that aims at high (relative) current yield from fixed income securities, has no quality or maturity restrictions, and tends to invest in lower grade debt issues. As of 6/30/02, there were 79 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Lipper VIP Multi-Cap Value Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds Classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitaliza- tion range over an extended period of time. As of 6/30/02, there were 94 funds in this category. Lipper calculations do not include fees or expenses. Fund performance relative to the average might have differed if such charges had been considered.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index
is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) inves-
tors in the developed and emerging markets globally.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

--------------------------------------------------------------------------------
Russell 1000(R) Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000(R) Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of the total market capitalization of the Russell 3000 Index, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500(TM) Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000(R) Index is market capitalization-weighted and measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of June 30, 2002.
--------------------------------------------------------------------------------
Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Value Index is market capitalization-weighted and that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell Midcap(R) Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representa- tion. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

                               Semiannual Report




The Phoenix


          Edge


                    Series Fund

                    June 30, 2002









                      [LOGO PHOENIX WEALTH MANAGEMENT/(R)/]

                                Table of Contents

                                                                          Page
                                                                          ----

Phoenix-Goodwin Money Market Series .....................................   2



Not FDIC Insured               No Bank Guarantee                 May Lose Value

                       PHOENIX-GOODWIN MONEY MARKET SERIES

                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2002
                                   (Unaudited)

 FACE
VALUE                                                     INTEREST      MATURITY
(000)     DESCRIPTION                                       RATE          DATE           VALUE
-----     -----------                                     --------      --------     -----------
FEDERAL AGENCY SECURITIES--13.3%

$   38    FFCB ..........................................   1.75%        7/2/02      $    37,998
   670    FFCB ..........................................   1.85         7/2/02          669,966
 2,995    FHLB ..........................................   1.73        7/11/02        2,993,565
 6,050    FFCB ..........................................   1.71        7/17/02        6,045,402
 2,500    FHLB ..........................................   6.88/(c)/   7/18/02        2,503,693
 5,980    FHLB ..........................................   1.70        7/24/02        5,973,505
 3,500    FHLB ..........................................   2.26/(c)/   8/3/02/(d)/    3,500,000
 8,620    Fannie Mae ....................................   6.75        8/15/02        8,671,520
 2,500    FHLB ..........................................   2.75/(c)/   9/13/02/(d)/   2,500,000
                                                                                     -----------
TOTAL FEDERAL AGENCY SECURITIES ...................................................   32,895,649
                                                                                     -----------

                                                                         RESET
                                                                          DATE
                                                                        ------
FEDERAL AGENCY SECURITIES--VARIABLE/(b)/--3.0%
   111    SBA (Final Maturity 1/25/21) ..................   2.25        7/1/02          110,998
   738    SBA (Final Maturity 10/25/22) .................   2.25        7/1/02          738,386
 1,984    SBA (Final Maturity 11/25/21) .................   2.38        7/1/02        1,982,644
 1,255    SBA (Final Maturity 2/25/23) ..................   2.25        7/1/02        1,255,416
   505    SBA (Final Maturity 2/25/23) ..................   2.25        7/1/02          504,679
 1,264    SBA (Final Maturity 3/25/24) ..................   2.13        7/1/02        1,263,594
   168    SBA (Final Maturity 5/25/21) ..................   2.25        7/1/02          167,864
 1,511    SBA (Final Maturity 9/25/23) ..................   2.13        7/1/02        1,510,875
                                                                                    -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE .........................................   7,534,456
                                                                                    -----------

                                              STANDARD
                                              & POOR'S                MATURITY
                                               RATING                   DATE
                                              --------                --------
COMMERCIAL PAPER--55.9%
 2,500    Donnelley (R.R.) & Sons ..........    A-1         1.78       7/1/02      2,500,000
 5,000    Emerson Electric Co. .............    A-1         2.00       7/1/02      5,000,000
 4,285    Wisconsin Electric Power Co. .....    A-1         2.00       7/1/02      4,285,000
 2,000    Bavaria Universal Funding Corp. ..    A-1         1.80       7/2/02      1,999,900
 1,785    Preferred Receivables Funding Corp.   A-1         1.80       7/2/02      1,784,911
 2,910    Receivables Capital Corp. ........    A-1+        1.80       7/2/02      2,909,854
   250    Delaware Funding Corp. ...........    A-1+        1.82       7/8/02        249,912
 6,750    Pitney Bowes, Inc. ...............    A-1+        1.80       7/8/02      6,747,637
 2,000    ABSC Capital Corp. ...............    A-1+        1.83       7/9/02      1,999,187
 3,500    Enterprise Funding Corp. .........    A-1+        1.83      7/10/02      3,498,399
 3,500    Executive Jet, Inc. ..............    A-1+        1.81      7/10/02      3,498,416
 1,757    Enterprise Funding Corp. .........    A-1+        1.80      7/11/02      1,756,121
 1,003    Enterprise Funding Corp. .........    A-1+        1.83      7/11/02      1,002,490
 2,500    Harley-Davidson Funding Corp. ....    A-1         1.76      7/11/02      2,498,778
   340    Harley-Davidson Funding Corp. ....    A-1         1.78      7/11/02        339,832
 1,700    ABSC Capital Corp. ...............    A-1+        1.80      7/12/02      1,699,065
 1,012    Pfizer, Inc. .....................    A-1+        1.80      7/12/02      1,011,443
   735    Bavaria Universal Funding Corp. ..    A-1         1.85      7/15/02        734,471
 2,793    Delaware Funding Corp. ...........    A-1+        1.82      7/15/02      2,791,023
 2,330    Enterprise Funding Corp. .........    A-1+        1.80      7/15/02      2,328,369
 3,500    Receivables Capital Corp. ........    A-1+        1.80      7/16/02      3,497,375
 3,000    Delaware Funding Corp. ...........    A-1+        1.79      7/18/02      2,997,464
 2,500    Donnelley (R.R.) & Sons ..........    A-1         1.75      7/18/02      2,497,934
 1,131    Receivables Capital Corp. ........    A-1+        1.81      7/19/02      1,129,976
 3,500    Executive Jet, Inc. ..............    A-1+        1.80      7/22/02      3,496,325
 3,500    SBC Communications, Inc. .........    A-1+        1.77      7/22/02      3,496,386
 2,500    Pfizer, Inc. .....................    A-1+        1.75      7/23/02      2,497,326
 3,500    Pfizer, Inc. .....................    A-1+        1.78      7/23/02      3,496,193
 1,503    Park Avenue Receivables ..........    A-1         1.80      7/24/02      1,501,272
 3,500    Asset Securitization Corp. .......    A-1+        1.80      7/25/02      3,495,800
 5,000    Asset Securitization Corp. .......    A-1+        1.80      7/26/02      4,993,750
 3,850    Park Avenue Receivables ..........    A-1         1.80      7/26/02      3,845,187
 2,000    Executive Jet, Inc. ..............    A-1+        1.78      7/29/02      1,997,231
 4,270    Exxon Imperial U.S., Inc. ........    A-1+        1.76      7/30/02      4,263,946

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

 FACE                                                                  STANDARD
 VALUE                                                                 & POOR'S   INTEREST       MATURITY
 (000)    DESCRIPTION                                                   RATING      RATE           DATE            VALUE
 -----    -----------                                                  --------   --------       --------      ------------
COMMERCIAL PAPER--continued
$3,850   Preferred Receivables Funding Corp. ........................    A-1        1.80%        8/1/02        $  3,844,033
 3,000   Special Purpose Accounts Receivables Cooperative Corp. .....    A-1        1.80         8/6/02           2,994,600
 4,550   ABN-AMRO Bank ..............................................    A-1+       1.78         8/8/02           4,541,451
 3,000   Bavaria Universal Funding Corp. ............................    A-1        1.82        8/12/02           2,993,630
 2,310   Receivables Capital Corp. ..................................    A-1+       1.83        8/13/02           2,304,951
 1,265   Enterprise Funding Corp. ...................................    A-1        1.80        8/16/02           1,262,091
 2,500   Beta Finance, Inc. .........................................    A-1+       1.95        8/19/02           2,493,365
 2,879   ABSC Capital Corp. .........................................    A-1+       1.85        8/20/02           2,871,603
 2,017   Receivables Capital Corp. ..................................    A-1+       1.80        8/21/02           2,011,857
 3,500   Special Purpose Accounts Receivables Cooperative Corp. .....    A-1        1.83        8/27/02           3,489,859
 4,298   Bavaria Universal Funding Corp. ............................    A-1        1.82         9/5/02           4,283,659
 3,710   ABSC Capital Corp. .........................................    A-1+       1.85         9/9/02           3,696,654
 2,500   Marsh & McLennan Co., Inc. .................................    A-1+       1.83        9/10/02           2,490,977
 5,000   Private Export Fund Corp. ..................................    A-1+       2.15        9/25/02           4,974,319
 2,500   Cxc LLC ....................................................    A-1+       1.88       12/16/02           2,478,067
                                                                                                               ------------
TOTAL COMMERCIAL PAPER .....................................................................................    138,572,089
                                                                                                               ------------
MEDIUM TERM NOTES/(c)/--18.6%
 1,500   Associates Corp. ...........................................    AA-        6.50        7/15/02           1,501,405
 2,490   Bank of America Corp. ......................................    A          7.75        7/15/02           2,495,571
 1,700   Associates Corp. ...........................................    AA-        6.50        8/15/02           1,709,491
   650   Du Pont (E.I.) de Nemours & Co. ............................    AA-        6.50         9/1/02             654,116
 3,125   General Electric Capital Corp. .............................    AAA        6.52        10/8/02           3,162,166
   725   Associates Corp. ...........................................    AA-        6.38       10/15/02             732,988
   391   Associates Corp. ...........................................    AA-        6.50       10/15/02             395,294
 3,875   Bank of America Corp. ......................................    A          7.50       10/15/02           3,933,598
   375   Du Pont (E.I.) de Nemours & Co. ............................    AA-        6.75       10/15/02             379,980
 2,500   General Electric Capital Corp. .............................    AAA        5.35       11/18/02           2,527,893
   428   Bank of America Corp. ......................................    A          7.88        12/1/02             437,834
 2,500   3M Co. 144A /(b),(f)/ ......................................    AA         5.65       12/12/02/(d)/      2,535,586
 2,152   Citifinancial ..............................................    AA-        5.88        1/15/03           2,190,958
 2,125   Heller Financial, Inc. .....................................    AAA        6.40        1/15/03           2,164,803
 2,000   Salomon Smith Barney Holdings ..............................    AA-        6.13        1/15/03           2,043,663
 1,500   Associates Corp. ...........................................    AA-        6.88         2/1/03           1,538,633
 2,625   Bank of America Corp. ......................................    A         10.00         2/1/03           2,737,722
 2,150   General Electric Capital Corp. .............................    AAA        7.00         2/3/03           2,211,264
 3,255   Pitney Bowes Credit Corp. ..................................    AA         8.80        2/15/03           3,379,845
 1,500   Du Pont (E.I.) de Nemours & Co./(b)/ .......................    AA-        6.00         3/6/03/(d)/      1,532,544
 2,500   Wal Mart Stores, Inc. ......................................    AA         4.63        4/15/03           2,542,286
 2,921   BellSouth Telecommunications Corp. .........................    AA         6.25        5/15/03           3,010,864
   240   General Electric Capital Corp. .............................    AAA        5.88        5/19/03             246,406
 2,150   Bank of America Corp. ......................................    A          6.88         6/1/03           2,237,835
                                                                                                               ------------
TOTAL MEDIUM TERM NOTES ....................................................................................     46,302,745
                                                                                                               ------------
VARIABLE MONEY MARKET CERTIFICATES/(b)/--5.6%
 1,820   Citicorp ...................................................    AA-        2.01        8/13/02           1,817,961
 3,500   Beta Finance, Inc. .........................................    AAA        1.84        1/15/03           3,499,824
 3,500   Merrill Lynch & Co., Inc. ..................................    AA-        2.17        1/21/03           3,502,750
 2,500   Merrill Lynch & Co., Inc. ..................................    AA-        1.82         3/5/03           2,500,000
 2,500   Merrill Lynch & Co., Inc. ..................................    AA-        1.82         5/2/03           2,500,000
                                                                                                               ------------
TOTAL VARIABLE MONEY MARKET CERTIFICATES ...................................................................     13,820,535
                                                                                                               ------------
CERTIFICATES OF DEPOSIT--1.4%
 3,365   Canadian Imperial Bank of Commerce /(b),(e)/ ...............    AA-        1.82/(c)/    8/1/02           3,365,000
                                                                                                               ------------
TOTAL CERTIFICATES OF DEPOSIT ..............................................................................      3,365,000
                                                                                                               ------------
TOTAL INVESTMENTS--97.8%
 (Identified cost $242,490,474) ............................................................................    242,490,474/(a)/
Other assets and liabilities, net--2.2% ....................................................................      5,427,405
                                                                                                               ------------
NET ASSETS--100% ...........................................................................................   $247,917,879
                                                                                                               ============

/(a)/ Federal Income Tax Information: At June 30, 2002, the aggregate cost of securities was the same for book and tax purposes.
/(b)/ Variable or step coupon security; interest rate shown reflects the rate currently in effect.
/(c)/ The interest rate shown is the coupon rate.
/(d)/ Callable. The maturity date shown is the call date.
/(e)/ Yankee CD.
/(f)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
      June 30, 2002, these securities amounted to a value of $2,535,586 or 1.0% of net assets.

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002
(Unaudited)

Assets
Investment securities at value (Identified cost $242,490,474) ...........................   $242,490,474
Cash ....................................................................................          2,977
Receivables
  Fund shares sold ......................................................................      6,081,234
  Interest ..............................................................................      1,455,370
  Investment securities sold ............................................................        125,584
                                                                                            ------------
    Total assets ........................................................................    250,155,639
                                                                                            ------------
Liabilities
Payables
  Fund shares repurchased ...............................................................      1,964,891
  Printing fee ..........................................................................        150,518
  Investment advisory fee ...............................................................         78,744
  Financial agent fee ...................................................................         18,853
  Trustees' fee .........................................................................          3,717
Accrued expenses ........................................................................         21,037
                                                                                            ------------
    Total liabilities ...................................................................      2,237,760
                                                                                            ------------
Net Assets ..............................................................................   $247,917,879
                                                                                            ============
Net Assets Consist of:
    Capital paid in on shares of beneficial interest ....................................   $247,917,879
                                                                                            ------------
Net Assets ..............................................................................   $247,917,879
                                                                                            ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ........     24,791,811
                                                                                            ============
Net asset value and offering price per share ............................................         $10.00
                                                                                                  ======


STATEMENT OF OPERATIONS
Six Months Ended June 30, 2002
(Unaudited)

Investment Income
  Interest ................................................................................   $2,555,285
                                                                                              ----------
    Total investment income ...............................................................    2,555,285
                                                                                              ----------
Expenses
  Investment advisory fee .................................................................      488,221
  Financial agent fee .....................................................................      113,289
  Printing ................................................................................       31,047
  Custodian ...............................................................................       21,166
  Professional ............................................................................       15,317
  Trustees ................................................................................        3,455
  Miscellaneous ...........................................................................        7,968
                                                                                              ----------
    Total expenses ........................................................................      680,463
    Custodian fees paid indirectly ........................................................         (932)
                                                                                              ----------
    Net expenses ..........................................................................      679,531
                                                                                              ----------
Net investment income .....................................................................   $1,875,754
                                                                                              ==========

                        See Notes to Financial Statements

                       PHOENIX-GOODWIN MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Six Months
                                                                                          Ended
                                                                                         6/30/02          Year Ended
                                                                                       (Unaudited)         12/31/01
                                                                                      -------------     --------------
From Operations
  Net investment income (loss) ..................................................     $   1,875,754     $    7,565,972
  Net realized gain (loss) ......................................................                --                898
                                                                                      -------------     --------------
  Increase (decrease) in net assets resulting from operations ...................         1,875,754          7,566,870
                                                                                      -------------     --------------
From Distributions to Shareholders
  Net investment income .........................................................        (1,875,754)        (7,565,972)
  Net realized short-term gains .................................................                --               (898)
                                                                                      -------------     --------------
  Decrease in net assets from distributions to shareholders .....................        (1,875,754)        (7,566,870)
                                                                                      -------------     --------------
From Share Transactions
  Proceeds from sales of shares (36,501,925 and 101,934,992 shares, respectively)       365,019,258      1,019,349,924
  Net asset value of shares issued from reinvestment of distributions
    (187,575 and 756,687 shares, respectively) ..................................         1,875,754          7,566,870
  Cost of shares repurchased (37,960,587 and 94,625,616 shares, respectively) ...      (379,605,876)      (946,256,175)
                                                                                      -------------     --------------
  Increase (decrease) in net assets from share transactions .....................       (12,710,864)        80,660,619
                                                                                      -------------     --------------
  Net increase (decrease) in net assets .........................................       (12,710,864)        80,660,619
Net Assets
  Beginning of period ...........................................................       260,628,743        179,968,124
                                                                                      -------------     --------------
  End of period .................................................................     $ 247,917,879     $  260,628,743
                                                                                      =============     ==============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                            Six Months
                                              Ended                                  Year Ended December 31,
                                             6/30/02           ------------------------------------------------------------
                                           (Unaudited)          2001            2000        1999        1998        1997
                                           -----------        --------        --------    --------    --------    --------
Net asset value, beginning of period ....   $10.00            $10.00          $10.00       $10.00       $10.00     $10.00
Income from investment operations
  Net investment income (loss) ..........     0.08              0.38            0.59         0.47         0.50       0.50
  Net realized gain .....................       --                --/(3)/         --           --           --         --
                                            ------            ------          ------       ------       ------     ------
    Total from investment operations ....     0.08              0.38            0.59         0.47         0.50       0.50
                                            ------            ------          ------       ------       ------     ------
Less distributions
  Dividends from net investment income...    (0.08)            (0.38)          (0.59)       (0.47)       (0.50)     (0.50)
  Distributions from net realized gains         --                --/(3)/         --           --           --         --
                                            ------            ------          ------       ------       ------     ------
    Total distributions .................    (0.08)            (0.38)          (0.59)       (0.47)       (0.50)     (0.50)
                                            ------            ------          ------       ------       ------     ------
Net asset value, end of period ..........   $10.00            $10.00          $10.00       $10.00       $10.00     $10.00
                                            ======            ======          ======       ======       ======     ======
Total return ............................     0.76%/(5)/       3.82%           6.03%        4.82%        5.09%      4.99%
Ratios/supplemental data:
Net assets, end of period (thousands) ... $247,918          $260,629        $179,968     $235,584     $196,811   $126,607
Ratio to average net assets of:
  Operating expenses/(1)/ ...............    0.56%/(2)(4)/     0.55%/(2)/      0.55%        0.55%         0.55%     0.55%
  Net investment income .................    1.53%/(4)/        3.63%           5.83%        4.73%         4.99%     5.07%


/(1)/ If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
/(2)/ The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
/(3)/ Amount is less than $0.01.
/(4)/ Annualized.
/(5)/ Not annualized.


                        See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2002
                                   (Unaudited)

Note 1--Organization

     The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Life Variable Accumulation Account (the "Account") from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the subaccounts of the Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, and Phoenix Life Separate Accounts B, C and D.

     The Fund is comprised of 27 Series each having a distinct investment objective as outlined below:

-----------------------------------------------------------------------------------------------------------------
Fund Name                                              Investment Objective
-----------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                  High total return consistent with reasonable risk.
("Aberdeen International")
-----------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                       Long-term capital appreciation.
("Aberdeen New Asia")
-----------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                      Long-term growth of capital.
("AIM Mid-Cap Equity")
-----------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series       Long-term capital growth.
("Alliance/Bernstein Growth + Value")
-----------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                         Track the total return of the Dow Jones Industrial
("Deutsche Dow 30")                                    Average(SM) before fund expenses.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series            Track the total return of the NASDAQ 100 Index(R) before
("Deutsche Nasdaq-100 Index(R)")                       fund expenses.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series    Capital appreciation and income with approximately equal
("Duff & Phelps Real Estate Securities")               emphasis.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                 Intermediate and long-term growth of capital, with income
("Engemann Capital Growth")                            as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series         Long-term growth of capital by normally investing at least
("Engemann Small & Mid-Cap Growth")                    80% of assets in equities of "small-cap" and "mid-cap"
                                                       companies with market capitalization under $2.5 billion.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series          Maximize total return by investing primarily in debt
("Federated U.S. Government Bond")                     obligations of the U.S. Government, its agencies and
                                                       instrumentalities.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                    Provide maximum current income consistent with capital
("Goodwin Money Market")                               preservation and liquidity.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series       Long-term total return.
("Goodwin Multi-Sector Fixed Income")
-----------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                  Long-term capital appreciation and a secondary investment
("Hollister Value Equity")                             objective to seek current income.
-----------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series     High total return by investing in a broadly diversified
("J.P. Morgan Research Enhanced Index")                portfolio of equity securities of large and medium
                                                       capitalization companies within market sectors reflected
                                                       in the S&P 500.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                   Maximum total return consistent with the preservation of
("Janus Flexible Income")                              capital.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series ("Janus Growth")           Long-term capital growth consistent with the preservation
                                                       of capital.
-----------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series              Long-term growth of capital and future income rather than
("MFS Investors Growth Stock")                         current income.
-----------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                     Long-term growth of capital and secondarily to provide
("MFS Investors Trust")                                reasonable current income.
-----------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series ("MFS Value")                 Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series              Dividend growth, current income and capital appreciation
("Oakhurst Growth and Income")                         by investing in common stocks.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series           Realize as high a level of total rate of return over an
("Oakhurst Strategic Allocation")                      extended period of time as is considered consistent with
                                                       prudent investment risk.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series          Long-term capital appreciation through investing in
("Sanford Bernstein Global Value")                     foreign and domestic equity securities.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series         Long-term capital appreciation with current income as the
("Sanford Bernstein Mid-Cap Value")                    secondary investment objective.
-----------------------------------------------------------------------------------------------------------------

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                 June 30, 2002
                                  (Unaudited)

-----------------------------------------------------------------------------------------------------------------
Fund Name                                              Investment Objective
-----------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series       Long-term capital appreciation by investing primarily in
("Sanford Bernstein Small-Cap Value")                  small-capitalization stocks the adviser believes are
                                                       undervalued. Current income is a secondary objective.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                   Capital appreciation primarily through investments in
("Seneca Mid-Cap Growth")                              equity securities of companies that have the potential
                                                       for above average market appreciation.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                  Long-term appreciation of capital by identifying
("Seneca Strategic Theme")                             securities benefiting from long-term trends present in
                                                       the United States and abroad.
-----------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                 Capital appreciation by investing primarily in equity
("Van Kampen Focus Equity") (formerly                  securities.
 Phoenix-Morgan Stanley Focus Equity Series)
-----------------------------------------------------------------------------------------------------------------


Note 2--Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A.   Security Valuation

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     Certain securities held by the following Series were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At June 30, 2002, the total value of securities for which prices were provided by principal market makers represented (approximately) the following percentages of net assets:

          Series                                        Percentage of Net Assets
          ------                                        ------------------------
          Goodwin Multi-Sector Fixed Income...........            6.3%

     Goodwin Money Market uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its net asset value per share using amortized cost. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B.   Security Transactions and Related Income

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund amortizes premiums and discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

     Effective January 1, 2001, the Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in reductions to the cost of securities, corresponding increases in net unrealized appreciation (depreciation), and equivalent decreases in undistributed net investment income based on securities held by each Series on December 31, 2000 as detailed below:

                                                   Reduction in         Increase in Unrealized
Series                                          Cost of Securities    Appreciation (Depreciation)
------                                          ------------------    ---------------------------
Engemann Capital Growth.......................       $   876                   $   876
Federated U.S. Government Bond................        30,566                    30,566
Goodwin Multi-Sector Fixed Income.............        63,340                    63,340
Janus Flexible Income.........................         2,585                     2,585
Oakhurst Strategic Allocation.................        75,019                    75,019


                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                 June 30, 2002
                                  (Unaudited)

     The effect of this change for the year ended December 31, 2001 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses) for each Series as detailed below. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change.

                                             Increase (Decrease) in      Net Unrealized        Net Realized
                                                 Net Investment           Appreciation             Gains
Series                                               Income              (Depreciation)          (Losses)
------                                       -----------------------     --------------        ------------
Engemann Capital Growth.....................       $ (30,601)               $ 26,722            $   3,879
Federated U.S. Government Bond..............         (38,093)                 28,391                9,702
Goodwin Multi-Sector Fixed Income...........          13,561                  23,682              (37,243)
J.P. Morgan Research Enhanced Index.........          (3,041)                    832                2,209
Janus Flexible Income.......................         (20,066)                  7,394               12,672
Oakhurst Strategic Allocation...............        (141,191)                138,357                2,834


C.   Income Taxes

     Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. To the extent that any Series does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

D.   Distributions to Shareholders

     Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, gain/loss on futures contracts, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E.   Foreign Currency Translation

     Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F.   Forward Currency Contracts

     Certain Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G.   Futures Contracts

     Certain Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margins" and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risks to the Series are that the change in value of the futures contract may not correspond to the change in value of the hedged instruments and the counterparty may not fulfill its contractual obligations related to the contract.

H.   Options

     Certain Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

     subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At June 30, 2002, the Fund had no options outstanding.

I.   Expenses

     Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J.   When-Issued and Delayed Delivery Transactions

     Certain Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K.   Repurchase Agreements

     A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

L.   Swap Agreements

     Certain Series may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Series with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as interest income. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates. At June 30, 2002, the Fund had no swap agreements outstanding.

M.   Loan Agreements

     Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

Note 3--Investment Advisory Fees and Related Party Transactions

     The Advisers to the Fund are Phoenix Investment Counsel, Inc. ("PIC"), Phoenix Variable Advisers, Inc. ("PVA"), Phoenix-Aberdeen International Advisers, LLC ("PAIA"), and Duff & Phelps Investment Management Co. ("DPIM"). As a compensation for their services to the Fund, the Advisers are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:

                                                             Rate for first    Rate for next    Rate for over
     Series                                       Adviser     $250 million     $250 million     $500 million
     ------                                       -------    --------------    -------------    -------------
     Aberdeen International.....................    PIC           0.75%            0.70%            0.65%
     Aberdeen New Asia..........................    PAIA          1.00             1.00             1.00
     AIM Mid-Cap Equity.........................    PVA           0.85             0.85             0.85
     Alliance/Bernstein Growth + Value..........    PVA           0.85             0.85             0.85
     Deutsche Dow 30............................    PVA           0.35             0.35             0.35
     Deutsche Nasdaq-100 Index(R)...............    PVA           0.35             0.35             0.35
     Engemann Capital Growth....................    PIC           0.70             0.65             0.60
     Engemann Small & Mid-Cap Growth............    PIC           0.90             0.90             0.90
     Federated U.S. Government Bond.............    PVA           0.60             0.60             0.60
     Goodwin Money Market.......................    PIC           0.40             0.35             0.30
     Goodwin Multi-Sector Fixed Income..........    PIC           0.50             0.45             0.40
     Hollister Value Equity.....................    PIC           0.70             0.65             0.60


                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                 June 30, 2002
                                  (Unaudited)

                                                             Rate for first    Rate for next    Rate for over
     Series (continued)                           Adviser     $250 million     $250 million     $500 million
     ------                                       -------    --------------    -------------    -------------
     J.P. Morgan Research Enhanced Index........    PVA           0.45%            0.45%            0.45%
     Janus Flexible Income......................    PVA           0.80             0.80             0.80
     Janus Growth...............................    PVA           0.85             0.85             0.85
     MFS Investors Growth Stock.................    PVA           0.75             0.75             0.75
     MFS Investors Trust........................    PVA           0.75             0.75             0.75
     MFS Value..................................    PVA           0.75             0.75             0.75
     Oakhurst Growth and Income.................    PIC           0.70             0.65             0.60
     Oakhurst Strategic Allocation..............    PIC           0.60             0.55             0.50
     Sanford Bernstein Global Value.............    PVA           0.90             0.90             0.90
     Sanford Bernstein Mid-Cap Value............    PVA           1.05             1.05             1.05
     Sanford Bernstein Small Cap Value..........    PVA           1.05             1.05             1.05
     Seneca Mid-Cap Growth......................    PIC           0.80             0.80             0.80
     Seneca Strategic Theme.....................    PIC           0.75             0.70             0.65
     Van Kampen Focus Equity....................    PVA           0.85             0.85             0.85

                                                             Rate for first    Rate for next    Rate for over
                                                               $1 Billion       $1 Billion       $2 Billion
                                                             --------------    -------------    -------------
     Duff & Phelps Real Estate Securities.......    DPIM          0.75             0.70             0.65


     Pursuant to a subadvisory agreement with the Fund, certain advisers delegate certain investment decisions and research functions with respect to the following Series to the subadvisor indicated, for which services each is paid a fee by the respective adviser.


Series                                   Subadviser
------                                   ----------
Aberdeen International                   Aberdeen Fund Managers, Inc. ("Aberdeen")
Aberdeen New Asia                        Aberdeen Fund Managers, Inc. ("Aberdeen")
                                           and Phoenix Investment Council("PIC")
AIM Mid-Cap Equity                       A I M Capital Management ("AIM")
Alliance/Bernstein Growth + Value        Alliance Capital Management ("Alliance")
Deutsche Dow 30                          Deutsche Asset-Management ("DAMI")
Deutsche Nasdaq-100 Index(R)             Deutsche Asset-Management ("DAMI")
Engemann Capital Growth                  Roger Engemann & Associates ("Engemann")
Engemann Small & Mid-Cap Growth          Roger Engemann & Associates ("Engemann")
Federated U.S. Government Bond           Federated Investment Management Company ("Federated")
J.P. Morgan Research Enhanced Index      J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Janus Flexible Income                    Janus Capital Corporation ("Janus")
Janus Growth                             Janus Capital Corporation ("Janus")
MFS Investors Growth Stock               MFS Investment Management ("MFS")
MFS Investors Trust                      MFS Investment Management ("MFS")
MFS Value                                MFS Investment Management("MFS")
Sanford Bernstein Global Value           Alliance Capital Management L.P. ("Alliance")
Sanford Bernstein Mid-Cap Value          Alliance Capital Management L.P. ("Alliance")
Sanford Bernstein Small Cap Value        Alliance Capital Management L.P. ("Alliance")
Seneca Mid-Cap Growth                    Seneca Capital Management, LLC ("Seneca")
Seneca Strategic Theme                   Seneca Capital Management, LLC ("Seneca")
Van Kampen Focus Equity                  Morgan Stanley Investment Management ("MSIM")

     PIC, PVA, and PAIA employ subadvisors to furnish portfolio management services to the Series, subject to Investment Subadvisory Agreements, the terms of which are described below.

     PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. DPIM is a subsidiary of Phoenix Investment Partners, Ltd. Roger Engemann & Associates, Inc. is a wholly-owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. A majority of the equity interest of Seneca Capital Management LLC are owned by Phoenix Investment Partners, Ltd. Phoenix Investment Partners in turn is a wholly-owned subsidiary of The Phoenix Companies, Inc.

     PIC has engaged Aberdeen Fund Managers, Inc. ("Aberdeen") as a subadvisor to the Aberdeen International. Aberdeen provides the day-to-day portfolio management for this Series. For implementing certain portfolio transactions and providing other services to this Series, PIC pays a monthly fee to Aberdeen based on an annual percentage of the average daily net assets of this Series of 0.375% on the first $250 million, 0.35% of such value between $250 million to $500 million and 0.325% of such value in excess of $500 million. Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC, of which Phoenix Life Insurance Company ("Phoenix") owns approximately 20%.

     PAIA has engaged Aberdeen as a subadvisor to the Aberdeen New Asia. PAIA has also engaged PIC to implement domestic cash management for this Series. Aberdeen provides all other day-to-day investment operations for this Series including international portfolio management. For implementing certain portfolio transactions and providing research and other services to this Series, PAIA pays a monthly fee to Aberdeen based on an annual percentage of 0.40% the average daily net assets of this Series.

     PAIA has engaged PIC as a subadvisor to the Aberdeen New Asia to implement domestic cash management for this series. Aberdeen Fund Managers, Inc. provides all other day-to-day investment operations for this Series including international portfolio management. For providing research and other domestic advisory services to the series, PAIA pays a monthly fee to PIC based on an annual percentage of 0.30% of the average daily net assets of this Series.

                          THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                 June 30, 2002
                                   (Unaudited)

     Pursuant to a subadvisory agreement between PVA and AIM Capital Management, Inc. ("AIM"), AIM is the subadvisor and furnishes portfolio management services to AIM Mid-Cap Equity. For the services provided, PVA pays a monthly fee to AIM based on an annual percentage of 0.50% of the average daily net assets of this Series.

     Pursuant to a subadvisory agreement between PVA and Alliance Capital Management L.P. ("Alliance"), Alliance is the subadvisor and furnishes portfolio management services to Alliance/Bernstein Growth + Value. Alliance will manage the portion of this Series' assets invested in value stocks through its Bernstein Investment Research and Management unit (the "Bernstein Unit"). For the services provided through December 31, 2002, PVA pays a monthly fee to Alliance based on an annual percentage of 0.50% of the average daily net assets of this Series.

     Pursuant to subadvisory agreements between PVA and Alliance, Alliance, through its Bernstein Unit, is the subadvisor and furnishes portfolio management services, including affecting the purchase and sales of securities and providing related advisory services, to the Sanford Bernstein Global Value, Sanford Bernstein Mid-Cap Value and Sanford Bernstein Small-Cap Value Series. For the services provided, PVA pays a monthly fee to Alliance based on an annual percentage of the average daily net assets of the series as follows:


                                            Rate For First   Rate For Next   Rate For Next   Rate for Next   Rate for over
Series/(1)/                                  $25 Million      $25 Million     $25 Million    $100 Million    $175 Million
-----------                                 --------------   -------------   -------------   -------------   -------------
Sanford Bernstein Global Value............      0.65%            0.50%           0.45%           0.40%           0.30%
Sanford Bernstein Mid-Cap Value...........      0.80             0.60            0.60            0.60            0.60
                                            Rate For First   Rate For Next   Rate For over
                                             $10 Million      $10 Million     $20 Million
                                            --------------   -------------   -------------
Sanford Bernstein Small-Cap Value.........      1.00             0.875           0.75



/(1)/The series subadvised by the Bernstein Unit receive a 10% reduction in fees for all or a portion of these series' assets when certain assets of the series exceed $10 million. As a result of this reduction in fees, the current rate for calculating subadvisory fees for the Phoenix-Sanford Bernstein Small-Cap Value Series is 0.80% of average daily net assets.

     Pursuant to a subadvisory agreement between PVA and Deutsche Asset Management, Inc. ("DAMI"), DAMI is the subadvisor and provides portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Deutsche Trust Dow 30 and Deutsche Nasdaq-100 Index(R) Series. For the services provided, PVA pays a monthly fee to DAMI (subject to a $100,000 annual minimum for each Series) based on an annual percentage of 0.10% of the average daily net assets of each of these Series.

     Pursuant to a subadvisory agreement between PIC and Roger Engemann & Associates ("Engemann") with respect to the Engemann Capital Growth and Phoenix-Engemann Small & Mid-Cap Growth, Engemann is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to these Series. For the services provided, PIC pays a monthly fee to Engemann for the Phoenix-Engemann Capital Growth Series based on an annual percentage of the average daily net assets of 0.10% up to $3 billion and 0.30% of such value in excess of $3 billion; and for Engemann Small & Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.45%.

     Pursuant to a subadvisory agreement between PVA and Federated Investment Management Company ("Federated"), Federated is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Federated U.S. Government Bond. For the services provided, PVA pays a monthly fee to Federated based on an annual percentage of the average daily net assets of this Series of 0.30% up to $25 million, 0.25% of such value between $25 million and $50 million, 0.20% of such value between $50 million and $100 million and a negotiable fee on such value in excess of $100 million.

     Pursuant to a subadvisory agreement between the Fund, PVA, and J.P. Morgan Investment Management Inc. ("J.P. Morgan"), J.P. Morgan is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the J.P. Morgan Research Enhanced Index. For the services provided, PVA pays a monthly fee to J.P. Morgan based on an annual percentage of the average daily net assets of this Series of 0.25% up to $100 million and 0.20% on such value in excess of $100 million.

     Pursuant to a subadvisory agreement between PVA and Janus Capital Corporation ("Janus"), Janus is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Janus Flexible Income and Janus Growth. For the services provided, PVA pays a monthly fee to Janus based on an annual percentage of the average daily net assets of each of these Series (calculated separately, not in the aggregate) of 0.55% up to $100 million, 0.50% of such value between $100 million and $500 million and 0.45% on such value in excess of $500 million.

     Pursuant to a subadvisory agreement between PVA and Massachusetts Financial Services Company, Inc., doing business as MFS Investment Management ("MFS"), MFS is the subadvisor and furnishes portfolio management services to the MFS Investors Growth Stock, MFS Investors Trust, and MFS Value. For the services provided, PVA pays a monthly fee to MFS based on an annual percentage of the combined average daily net assets of all three of these Series of 0.375% up to $500 million, 0.35% on such value between $500 million and $900 million, 0.325% on such value between $900 million and $1.5 billion and 0.25% on such value in excess of $1.5 billion.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

     Pursuant to a subadvisory agreement between PVA and Morgan Stanley Investment Management ("MSIM"), MSIM is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Van Kampen Focus Equity. For the services provided, PVA pays a monthly fee to MSIM based on an annual percentage of the average daily net assets of this Series of 0.55% up to $150 million, 0.45% on such value between $150 million and $300 million and 0.40% on such value in excess of $300 million.

     Pursuant to a subadvisory agreement between the Fund, PIC and Seneca Capital Management, LLC ("Seneca") with respect to the Seneca Mid-Cap Growth, and pursuant to a subadvisory agreement between PIC and Seneca with respect to the Seneca Strategic Theme, Seneca is the subadvisor and furnishes portfolio management services, including effecting the purchase and sales of securities and providing related advisory services, to the Seneca Mid-Cap Growth and Seneca Strategic Theme. For the services provided, PIC pays a monthly fee to Seneca for the Seneca Mid-Cap Growth based on an annual percentage of the average daily net assets of 0.40%; and for the Seneca Strategic Theme based on an annual percentage of the average daily net assets of 0.10% up to $201 million, 0.375% of such value between $202 million and $1 billion, 0.35% of such value between $1 billion and $2 billion and 0.325% on such value in excess of $2 billion.

     The advisors have agreed to reimburse the Fund for certain operating expenses (excluding management fees, interest, taxes, brokerage fees and commissions) for all series. For the six months ended June 30, 2002, the portion of these expenses to be paid by each series is listed in the following table. All expense reimbursement arrangements may be discontinued at any time.

                                                          Maximum Operating        Maximum Operating
                                                           Expense through         Expense effective
Series                                                         4/30/02                  5/1/02
------                                                    -----------------        -----------------
Aberdeen International..................................        0.40%                    0.40%
Aberdeen New Asia.......................................        0.30                     0.35
AIM Mid-Cap Equity......................................        0.20                     0.25
Alliance/Bernstein Growth + Value.......................        0.20                     0.25
Deutsche Dow 30.........................................        0.20                     0.25
Deutsche Nasdaq-100 Index(R)............................        0.20                     0.25
Duff & Phelps Real Estate Securities....................        0.30                     0.35
Engemann Capital Growth.................................        0.20                     0.25
Engemann Small & Mid-Cap Growth.........................        0.30                     0.35
Federated U.S Government Bond...........................        0.25                     0.30
Goodwin Money Market....................................        0.20                     0.25
Goodwin Multi-Sector Fixed Income.......................        0.20                     0.25
Hollister Value Equity..................................        0.20                     0.25
J.P. Morgan Research Enhanced Index.....................        0.15                     0.20
Janus Flexible Income...................................        0.20                     0.25
Janus Growth............................................        0.20                     0.25
MFS Investors Growth Stock..............................        0.20                     0.25
MFS Investors Trust.....................................        0.20                     0.25
MFS Value...............................................        0.20                     0.25
Oakhurst Growth & Income................................        0.20                     0.25
Oakhurst Strategic Allocation...........................        0.20                     0.25
Sanford Bernstein Global Value..........................        0.20                     0.25
Sanford Bernstein Mid-Cap Value.........................        0.20                     0.25
Sanford Bernstein Small-Cap Value.......................        0.20                     0.25
Seneca Mid-Cap Growth...................................        0.30                     0.35
Seneca Strategic Theme..................................        0.30                     0.35
Van Kampen Focus Equity.................................        0.20                     0.25


     As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of Phoenix, receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the six months ended June 30, 2002, financial agent fees were $1,444,942 of which PEPCO received $561,331. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

     For the six months ended June 30, 2002, the Fund paid PXP Securities Corp., a wholly owned subsidiary of Phoenix, brokerage commissions of $92,815 in connection with portfolio transactions effected by it.

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

     At June 30, 2002, Phoenix and affiliates held shares in The Phoenix Edge Series Fund which had the following aggregate value:

     AIM Mid-Cap Equity.........................................................   $3,118,496
     Alliance/Bernstein Growth + Value..........................................    2,228,834
     Deutsche Dow 30............................................................    1,018,746
     Deutsche Nasdaq-100 Index(R)...............................................    1,371,456
     Engemann Small & Mid-Cap Growth............................................    1,828,615
     Federated U.S. Government Bond.............................................    6,169,236
     Janus Flexible Income......................................................    1,457,888
     MFS Investors Growth Stock.................................................    2,612,477
     MFS Investors Trust........................................................    2,702,987
     MFS Value..................................................................    3,042,864
     Sanford Bernstein Global Value.............................................    6,362,378
     Sanford Bernstein Mid-Cap Value............................................      561,541
     Sanford Bernstein Small-Cap Value..........................................      633,158
     Van Kampen Focus Equity....................................................    3,078,195

Note 4--Purchases and Sales of Securities

     Purchases and sales of securities during the six months ended June 30, 2002, (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated to the following:

                                                                   Purchases         Sales
                                                                  ------------   ------------
     Aberdeen International.....................................  $ 25,006,268   $ 34,144,959
     Aberdeen New Asia..........................................     2,272,364      1,436,772
     AIM Mid-Cap Equity.........................................     2,899,931        993,919
     Alliance/Bernstein Growth + Value..........................     2,177,194        538,567
     Deutsche Dow 30............................................     6,083,989      5,609,713
     Deutsche Nasdaq-100 Index(R)...............................     3,148,159      1,426,426
     Duff & Phelps Real Estate Securities.......................    10,865,779      4,198,096
     Engemann Capital Growth....................................   683,296,667    765,757,059
     Engemann Small & Mid-Cap Growth............................     5,434,389      4,559,436
     Goodwin Multi-Sector Fixed Income..........................   119,347,798    124,374,901
     Hollister Value Equity.....................................    72,787,168     65,382,738
     J.P. Morgan Research Enhanced Index........................    25,434,901     20,444,070
     Janus Flexible Income......................................    23,863,326     21,141,172
     Janus Growth...............................................    28,813,425     26,674,593
     MFS Investors Growth Stock.................................     5,756,686      3,886,851
     MFS Investors Trust........................................     2,128,315      1,569,331
     MFS Value..................................................     8,734,116      1,527,778
     Oakhurst Growth and Income.................................    26,120,047     22,983,843
     Oakhurst Strategic Allocation..............................   127,166,940    128,366,137
     Sanford Bernstein Global Value.............................     4,343,355      1,843,886
     Sanford Bernstein Mid-Cap Value............................    39,020,523     12,834,274
     Sanford Bernstein Small Cap Value..........................    22,814,162      4,943,066
     Seneca Mid-Cap Growth......................................    46,989,781     39,818,988
     Seneca Strategic Theme.....................................    67,688,103     78,358,626
     Van Kampen Focus Equity....................................     5,380,733      5,044,545

     There were no purchases or sales of such securities in the Federated U.S. Government Bond Series or the Goodwin Money Market Series.

     Purchases and sales of long-term U.S. Government securities during the six months ended June 30, 2002, aggregated the following:

                                                                   Purchases         Sales
                                                                  ------------   ------------
     Engemann Capital Growth....................................   $        --   $  2,558,250
     Federated U.S. Government Bond.............................            --        303,536
     Goodwin Multi-Sector Fixed Income..........................    74,533,215     58,558,094
     Janus Flexible Income......................................    26,958,467     25,014,725
     Oakhurst Strategic Allocation..............................    34,437,424     65,387,258
     Van Kampen Focus Equity....................................       250,801        273,917

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

Note 5--Futures Contracts

     At June 30, 2002, the following Series had entered into futures contracts as follows:

                                                                               Value of                      Net
                                                                   Number      Contracts     Market       Unrealized
                                                  Expiration         of          when        Value of    Appreciation
                                                     Date         Contracts     Opened      Contracts   (Depreciation)
                                                 -------------    ---------    ---------    ---------   --------------
Deutsche Dow 30
   Dow Jones Industrial Average Index............September `02         3       $190,300     $184,600      $ (5,700)
Deutsche Nasdaq-100 Index(R)
   Nasdaq-100 Index..............................September `02         8        174,470      168,640        (5,830)
J.P. Morgan Research Enhanced Index
   Standard and Poor's 500 Index.................September `02         3        777,050      742,575       (34,475)

Note 6--Credit Risk and Concentrations

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

     High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

     Certain Series invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the Series, positive or negative, than if the Series did not concentrate its investments in such sectors.

Note 7--Federal Income Tax Information

     The following Series have capital loss carryovers which may be used to offset future capital gains.

                                                                            Expiration Year
                                                   -------------------------------------------------------------------
                                                      2006         2007          2008          2009          Total
                                                   ----------   -----------   ----------   ------------   ------------
     Aberdeen International....................... $       --   $        --   $       --   $ 25,954,026   $ 25,954,026
     Aberdeen New Asia............................  1,280,431            --           --        295,786      1,576,217
     Deutsche Nasdaq-100 Index(R).................         --            --       35,822      1,090,517      1,126,339
     Engemann Capital Growth......................         --            --           --    281,539,240    281,539,240
     Engemann Small & Mid-Cap Growth..............         --            --      302,334      1,838,456      2,140,790
     Duff & Phelps Real Estate Securities.........         --        20,308      815,184             --        835,492
     Goodwin Multi-Sector Fixed Income............    566,989    15,256,521    6,659,630      4,980,791     27,463,931
     Hollister Value Equity.......................         --            --           --      5,410,594      5,410,594
     J.P. Morgan Research Enhanced Index..........         --            --           --      5,915,199      5,915,199
     Janus Growth.................................         --            --    1,736,897     15,462,439     17,199,336
     Oakhurst Growth and Income...................         --            --           --      3,195,522      3,195,522
     Oakhurst Strategic Allocation................         --            --           --      6,255,397      6,255,397
     Seneca Mid Growth............................         --            --           --     21,438,903     21,438,903
     Seneca Strategic Theme.......................         --            --           --     74,025,180     74,025,180
     Van Kampen Focus Equity......................         --            --      179,842      1,190,743      1,370,585

                          THE PHOENIX EDGE SERIES FUND
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

Note 8--Mergers

     On March 22, 2002, Janus Growth ("Growth") acquired all of the net assets of Janus Core Equity ("Core Equity") pursuant to an Agreement and Plan of Reorganization approved by Core Equity shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 3,141,426 shares of Growth valued at $22,032,065 for 2,467,046 shares of Core Equity outstanding on March 22, 2002. Core Equity's net assets on that date of $22,032,065, including $1,473,521 of net unrealized appreciation were combined with those of Growth. The aggregate net assets of Growth immediately after the merger were $90,807,708.

     On April 5, 2002, Engemann Capital Growth ("Capital Growth") acquired all of the net assets of Engemann Nifty Fifty ("Nifty Fifty") pursuant to an Agreement and Plan of Reorganization approved by Nifty Fifty shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 2,949,789 shares of Capital Growth valued at $39,773,479 for 4,885,261 shares of Nifty Fifty outstanding on April 5, 2002. Nifty Fifty's net assets on that date of $39,773,479, including $7,975,458 of net unrealized depreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $862,917,192.

     On April 5, 2002, Oakhurst Strategic Allocation ("Strategic Allocation") acquired all of the net assets of Oakhurst Balanced ("Balanced") pursuant to an Agreement and Plan of Reorganization approved by Balanced shareholders on March 18, 2002. The acquisition was accomplished by a tax-free exchange of 17,438,879 shares of Strategic Allocation valued at $236,890,944 for 19,697,824 shares of Balanced outstanding on April 5, 2002. Balanced's net assets on that date of $236,890,944, including $25,034,492 of net unrealized appreciation were combined with those of Strategic Allocation. The aggregate net assets of Strategic Allocation immediately after the merger were $582,665,031.



     This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by any effective Prospectus which includes information concerning the sales charges, Fund's record and other pertinent information.

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Board of Trustees                                               Investment Advisors
Frank M. Ellmer, CPA                                            Phoenix Investment Counsel, Inc.
John A. Fabian                                                  56 Prospect Street
Roger A. Gelfenbien                                             Hartford, Connecticut 06115-0480
Eunice S. Groark
Frank E. Grzelecki                                              Duff & Phelps Investment Management Co.
John R. Mallin                                                  55 East Monroe Street, Suite 3600
Timothy P. Shriver                                              Chicago, Illinois 60603
Simon Y. Tan
Dona D. Young
                                                                Phoenix-Aberdeen International Advisors, LLC
Executive Officers                                              One American Row
Simon Y. Tan, President                                         Hartford, Connecticut 06102-5056
Michael E. Haylon, Executive Vice President
Michael J. Gilotti, Executive Vice President                    Phoenix Variable Advisors, Inc.
J. Roger Engemann, Senior Vice President                        One American Row
Gail P. Seneca, Senior Vice President                           Hartford, Connecticut 06102-5056
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President                               Custodians
David L. Albrycht, Vice President                               JP Morgan Chase Bank
Malcolm Axon, Vice President                                    270 Park Avenue
Christian C. Bertelsen, Vice President                          New York, New York 10017-2070
Doreen A. Bonner, Vice President, Compliance
  Officer & Assistant Secretary                                 Brown Brothers Harriman & Co.
Steven L. Colton, Vice President                                40 Water Street
Timothy Devlin, Vice President                                  Boston, Massachusetts 02109
Ronald K. Jacks, Vice President
Richard D. Little, Vice President                               State Street Bank and Trust Company
James E. Mair, Vice President                                   225 Franklin Street
Chester S. Sokolosky, Vice President                            Boston, Massachusetts 02110
Julie L. Sapia, Vice President
Michael Schatt, Vice President                                  Independant Accountants
John S. Tilson, Vice President                                  PricewaterhouseCoopers LLP
Richard J. Wirth, Vice President,                               160 Federal Street
  Secretary & Counsel                                           Boston, Massachusetts 02110
Nancy G. Curtiss, Vice President, Treasurer, and
  Principal Accounting Officer

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FRANKLIN(R) TEMPLETON(R)                               One Franklin Parkway
       INVESTMENTS                                     San Mateo, CA 94403-1906



Semiannual Report

Insurance Issuer                                 Phoenix Life Insurance Company
Phoenix Life Insurance Company                   P.O. Box 22012
                                                 Albany, NY 12201-2012
TIP Distributor
WS Griffith and Co., Inc.
--------------------------------------------------------------------------------

Service Center
Variable Annuity Operations
800/243-4840

Investment Managers
Franklin Advisers, Inc.
Templeton Investment Counsel, LLC
Templeton Asset Management Ltd., Singapore
Templeton Global Advisors Limited
Phoenix Investment Counsel, Inc.

FTVIP Trust Distributor
Franklin Templeton Distributors, Inc.

This report must be preceded or accompanied by the current Templeton Investment Plus (TIP) prospectus which includes the Franklin Templeton Variable Insurance Products Trust (FTVIP Trust) and The Phoenix Edge Series Fund prospectuses, which contain more detailed information, including sales charges and risks of an investment in TIP. Please read the prospectuses carefully before investing or sending your money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


OL2958S                      [LOGO] Printed on recycled paper
                                                                           08/02